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                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                              Dated August 28, 2001

                             -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 2001-E







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




                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

PRELIMINARY STATEMENT.......................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms.................................................
Section 1.02  Interest Calculations.........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans..................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans...............
Section 2.03  Representations, Warranties and Covenants of the Servicer.....
Section 2.04  Representations and Warranties of the Depositor as to the
               Mortgage Loans...............................................
Section 2.05  Designation of Interests in the REMICs........................
Section 2.06  Designation of Start-up Day...................................
Section 2.07  REMIC Certificate Maturity Date...............................
Section 2.08  Execution and Delivery of Certificates........................
Section 2.09  Repurchase of Converted Mortgage Loans........................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01  Servicer to Service Mortgage Loans............................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicer......
Section 3.03  Fidelity Bond; Errors and Omissions Insurance.................
Section 3.04  Access to Certain Documentation...............................
Section 3.05  Maintenance of  Primary Mortgage Insurance Policy; Claims.....
Section 3.06  Rights of the Depositor and the Trustee in Respect of the
               Servicer.....................................................
Section 3.07  Trustee to Act as Servicer....................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer Custodial
               Account; Certificate Account; and Upper-Tier Certificate
               Account......................................................
Section 3.09  Collection of Taxes, Assessments and Similar Items;
               Escrow Accounts..............................................
Section 3.10  Access to Certain Documentation and Information Regarding
               the Mortgage Loans...........................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial
               Account, Certificate Account and Upper-Tier Certificate
               Account......................................................
Section 3.12  Maintenance of Hazard Insurance...............................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements.....
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property.......
Section 3.15  Trustee to Cooperate; Release of Mortgage Files...............
Section 3.16  Documents, Records and Funds in Possession of the
               Servicer to be Held for the Trustee..........................
Section 3.17  Servicing Compensation........................................
Section 3.18  Annual Statement as to Compliance.............................
Section 3.19  Annual Independent Public Accountants' Servicing
               Statement; Financial Statements..............................
Section 3.20  Advances......................................................
Section 3.21  Modifications, Waivers, Amendments and Consents...............
Section 3.22  Reports to the Securities and Exchange Commission.............


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate........................................


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions.................................................
Section 5.02  Priorities of Distributions...................................
Section 5.03  Allocation of Losses..........................................
Section 5.04  Statements to Certificateholders..............................
Section 5.05  Tax Returns and Reports to Certificateholders.................
Section 5.06  Tax Matters Person............................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee....
Section 5.08  REMIC Related Covenants.......................................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates..............................................
Section 6.02  Registration of Transfer and Exchange of Certificates.........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates.............
Section 6.04  Persons Deemed Owners.........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01  Respective Liabilities of the Depositor and the Servicer......
Section 7.02  Merger or Consolidation of the Depositor or the Servicer......
Section 7.03  Limitation on Liability of the Depositor, the Servicer
               and Others...................................................
Section 7.04  Depositor and Servicer Not to Resign..........................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default.............................................
Section 8.02  Remedies of Trustee...........................................
Section 8.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default......................................
Section 8.04  Action upon Certain Failures of the Servicer and upon
               Event of Default.............................................
Section 8.05  Trustee to Act; Appointment of Successor......................
Section 8.06  Notification to Certificateholders............................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee.............................................
Section 9.02  Certain Matters Affecting the Trustee.........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans.........
Section 9.04  Trustee May Own Certificates..................................
Section 9.05  Eligibility Requirements for Trustee..........................
Section 9.06  Resignation and Removal of Trustee............................
Section 9.07  Successor Trustee.............................................
Section 9.08  Merger or Consolidation of Trustee............................
Section 9.09  Appointment of Co-Trustee or Separate Trustee.................
Section 9.10  Authenticating Agents.........................................
Section 9.11  Trustee's Fees and Expenses...................................
Section 9.12  Appointment of Custodian......................................
Section 9.13  Paying Agents.................................................
Section 9.14  Limitation of Liability.......................................
Section 9.15  Trustee May Enforce Claims Without Possession of
               Certificates.................................................
Section 9.16  Suits for Enforcement.........................................
Section 9.17  Waiver of Bond Requirement....................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement.....


                                    ARTICLE X

                                   TERMINATION

Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans........................................
Section 10.02 Additional Termination Requirements...........................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01 Amendment.....................................................
Section 11.02 Recordation of Agreement......................................
Section 11.03 Limitation on Rights of Certificateholders....................
Section 11.04 Governing Law.................................................
Section 11.05 Notices.......................................................
Section 11.06 Severability of Provisions....................................
Section 11.07 Certificates Nonassessable and Fully Paid.....................
Section 11.08 Access to List of Certificateholders..........................
Section 11.09 Recharacterization............................................

EXHIBITS
--------

Exhibit A-1       -     Form of Face of Class A-1 Certificate
Exhibit A-2       -     Form of Face of Class A-2 Certificate
Exhibit A-3       -     Form of Face of Class A-3 Certificate
Exhibit A-4       -     Form of Face of Class A-4 Certificate
Exhibit A-5       -     Form of Face of Class A-5 Certificate
Exhibit A-IO            -     Form of Face of Class A-IO Certificate
Exhibit A-R       -     Form of Face of Class A-R Certificate
Exhibit A-LR            -     Form of Face of Class A-LR Certificate
Exhibit B-1       -     Form of Face of Class B-1 Certificate
Exhibit B-2       -     Form of Face of Class B-2 Certificate
Exhibit B-3       -     Form of Face of Class B-3 Certificate
Exhibit B-4       -     Form of Face of Class B-4 Certificate
Exhibit B-5       -     Form of Face of Class B-5 Certificate
Exhibit B-6       -     Form of Face of Class B-6 Certificate
Exhibit C         Form of Reverse of all Certificates
Exhibit D         Mortgage Loan Schedule
Exhibit E         Request for Release of Documents
Exhibit F         Form of Certification of Establishment of Account
Exhibit G-1       Form of Transferor's Certificate
Exhibit G-2A      Form 1 of Transferee's Certificate
Exhibit G-2B      Form 2 of Transferee's Certificate
Exhibit H         Form of Transferee Representation Letter
                  for ERISA Restricted Certificates
Exhibit I         Form of Affidavit Regarding Transfer of Residual Certificates
Exhibit J         Contents of Servicing File
Exhibit K         Form of Special Servicing Agreement
Exhibit L         List of Recordation States

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated August 28, 2001, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                        W I T N E S S E T H    T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:


                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as two separate real estate mortgage investment conduits (the "Upper-Tier REMIC" and the "Lower-Tier REMIC," respectively, and each, a "REMIC"). The Class A Certificates (other than the Class A-R and Class A-LR Certificates) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the Upper-Tier REMIC. The Uncertificated Lower-Tier Interests shall constitute the "regular interests" in the Lower-Tier REMIC. The Class A-R Certificate shall be the "residual interest" in the Upper-Tier REMIC and the Class A-LR Certificate shall be the "residual interest" in the Lower-Tier REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

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                  Initial Class                                       Integral
                  Certificate          Pass-                          Multiples
                  Balance or           Through       Minimum          in Excess
Classes           Notional Amount      Rate          Denomination     of Minimum
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Class A-1         $ 137,709,000.00     4.713%(1)     $  1,000         $     1
--------------------------------------------------------------------------------
Class A-2         $  91,371,000.00     5.624%(1)     $  1,000         $     1
--------------------------------------------------------------------------------
Class A-3         $ 129,928,000.00     5.847%(1)     $  1,000         $     1
--------------------------------------------------------------------------------
Class A-4         $  25,000,000.00     5.706%(1)     $  1,000         $     1
--------------------------------------------------------------------------------
Class A-5         $ 100,000,000.00     5.839%(1)     $  1,000         $     1
--------------------------------------------------------------------------------
Class A-IO        $ 500,267,003.86        (2)        $  1,000         $     1
--------------------------------------------------------------------------------
Class A-R         $          50.00        (3)        $     50            N/A
--------------------------------------------------------------------------------
Class A-LR        $          50.00        (3)        $     50            N/A
--------------------------------------------------------------------------------
Class B-1         $   7,754,000.00     6.250%(1)     $ 25,000         $     1
--------------------------------------------------------------------------------
Class B-2         $   3,001,000.00     6.250%(1)     $ 25,000         $     1
--------------------------------------------------------------------------------
Class B-3         $   2,502,000.00     6.250%(1)     $ 25,000         $     1
--------------------------------------------------------------------------------
Class B-4         $   1,000,000.00     6.250%(1)     $ 25,000         $     1
--------------------------------------------------------------------------------
Class B-5         $   1,001,000.00     6.250%(1)     $ 25,000         $     1
--------------------------------------------------------------------------------
Class B-6         $   1,000,903.86     6.250%(1)     $ 25,000         $     1
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(1) For each Distribution Date occurring prior to and including the Distribution
Date in April 2006, interest will accrue on these Certificates at the lesser of the rate set forth in the above table and the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in April 2006, interest will accrue on these Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

(2) For each Distribution Date occurring prior to and including the Distribution Date in April 2006, interest will accrue on the Class A-IO Certificates at a per annum rate equal to the difference between the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and the weighted average of the Pass-Through Rates on the other Certificates as of such Distribution Date. For each Distribution Date occurring after the Distribution Date in April 2006, the Pass-Through Rate on the Class A-IO Certificates will be zero.

(3) For the first Distribution Date, interest will accrue on this Certificate at the rate of 6.3000512688% per annum. For each Distribution Date after the first Distribution Date, interest will accrue on this Certificate at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act: The Securities Act of 1933, as amended.

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance: A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Mortgage Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents: As defined in Section 9.10.

            Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date, the Initial Bankruptcy Loss Amount less the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of Kentucky, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-E that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-E." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Notional Amount: With respect to any Class A-IO Certificates at any date, the product of the Percentage Interest of such Certificate and the Notional Amount of the Class A-IO Certificates.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-IO, Class A-R, Class A-LR, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

            Class A Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-IO, Class A-R and Class A-LR Certificates.

            Class A-IO Notional Amount: As to any Distribution Date and the Class A-IO Certificates, the aggregate Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution.

            Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

            Class Certificate Balance: With respect to any Class (other than the Class A-IO Certificates) and any date of determination, the Initial Class Certificate Balance of such Class minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b). The Class A-IO Certificates are Interest-Only Certificates and have no Class Certificate Balance.

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date: August 28, 2001.

            Code: The Internal Revenue Code of 1986, as amended.

            Compensating Interest: As defined in Section 3.17.

            Conversion Date: The date on which a Mortgage Loan becomes a Converted Mortgage Loan.

            Converted Mortgage Loan: Any Mortgage Loan as to which the related Mortgagor has exercised its option pursuant to the related Mortgage Note to convert the adjustable rate of interest on such Mortgage Loan to a fixed rate of interest.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 101 Barclay Street - 12 East, New York, New York 10286, Attention: Corporate Trust - MBS (Fax: (212) 815-5309).

            Corresponding Upper-Tier Class: As to the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class, as follows:

Uncertificated Lower-Tier Interest            Corresponding Upper-Tier Class
----------------------------------            ------------------------------

Class A-L1 Interest                           Class A-1 Certificates

Class A-L2 Interest                           Class A-2 Certificates

Class A-L3 Interest                           Class A-3 Certificates

Class A-L4 Interest                           Class A-4 Certificates

Class A-L5 Interest                           Class A-5 Certificates

Class A-LUR Interest                          Class A-R Certificate

Class B-L1 Interest                           Class B-1 Certificates

Class B-L2 Interest                           Class B-2 Certificates

Class B-L3 Interest                           Class B-3 Certificates

Class B-L4 Interest                           Class B-4 Certificates

Class B-L5 Interest                           Class B-5 Certificates

Class B-L6 Interest                           Class B-6 Certificates

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date: August 1, 2001.

            Cut-Off Date Pool Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans, which is $500,267,003.86.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates: As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Distribution Date: The 25th day of each month beginning in September 2001 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: Any Class B-4, Class B-5 or Class B-6 Certificate.

            Escrow Account: As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default: As defined in Section 8.01.

            Excess Losses: For any Distribution Date, the amount of any (i) Fraud Losses in excess of the Fraud Loss Amount, (ii) Special Hazard Losses in excess of the Special Hazard Loss Amount or (iii) Bankruptcy Losses in excess of the Bankruptcy Loss Amount.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch: Fitch, Inc., or any successor thereto.

            FNMA: Fannie Mae, or any successor thereto.

            Fractional Interest: As defined in Section 5.02(d).

            Fraud Loss: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Mortgage Insurance Policy because of such fraud, dishonesty or misrepresentation.

            Fraud Loss Amount: For each Distribution Date occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates. Thereafter, the Fraud Loss Amount shall be equal to the lesser of (i) the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates and (ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the third anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance, (b) during the period from the day after the third anniversary through the fifth anniversary of the Cut-Off Date, 0.5% of the Pool Stated Principal Balance, and
(c) after the fifth anniversary of the Cut-Off Date, zero.

            Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule as the "Gross Margin," which percentage is added to the Index on each Rate Adjustment Date to determine (subject to rounding, the Periodic Cap and the Lifetime Cap) the Mortgage Interest Rate on such Mortgage Loan until the next Rate Adjustment Date.

            Holder: A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Index: As to any Mortgage Loan and Rate Adjustment Date, a rate per annum that is defined to be the arithmetic mean of the London interbank offered rate quotations for one year U.S. Dollar-denominated deposits, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Adjustment Date or (ii) forty-five days before the applicable Adjustment Date or, in the event that such index is no longer available, a substitute index selected by the Servicer in accordance with the terms of the related Mortgage Note.

            Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

            Initial Bankruptcy Loss Amount: $116,135.05.

            Initial Class Certificate Balance: As to each Class of Certificates (other than the Class A-IO Certificates), the Class Certificate Balance set forth in the Preliminary Statement. The Class A-IO Certificates are Interest-Only Certificates and have no Initial Class Certificate Balance.

            Initial Fraud Loss Amount: $5,002,670.04.

            Initial Notional Amount: As to the Class A-IO Certificates, the Notional Amount set forth in the Preliminary Statement.

            Initial Special Hazard Amount: $6,149,475.72.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, together with all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates, the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

            Interest-Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class A-IO Certificates are the sole Class of Interest-Only Certificates.

            IO Interest Fraction: For each Uncertificated Lower-Tier Interest with respect to each Distribution Date, a fraction, the numerator of which is equal to the product of (A) the excess, if any, of the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) over the Pass-Through Rate for the Corresponding Upper-Tier Class and (B) the Principal Balance of the Corresponding Upper-Tier Class and the denominator of which is the product of (X) the difference between the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and the weighted average of the Pass-Through Rates on the Classes of Certificates other than the Class A-IO Certificates as of such Distribution Date and (Y) the Pool Stated Principal Balance. The IO Interest Fraction with respect to the Class A-LUR Interest will be zero.

            Lifetime Cap: As to any Mortgage Loan, the maximum Mortgage Interest Rate set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            Lower-Tier Distribution Amount: As defined in Section 5.02(a).

            Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            MERS: As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) prior to the first Rate Adjustment Date for each such Mortgage Loan, the initial Mortgage Interest Rate for such Mortgage Loan indicated on the Mortgage Loan Schedule and (b) from and after such Rate Adjustment Date, the sum of the Index, as of the Rate Adjustment Date applicable to such Due Date, and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Periodic Cap and the Lifetime Cap applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated August 28, 2001, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property;
(iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate as of the Cut-Off Date; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date;
(xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style;
(xv) the Appraised Value; (xvi) the first Rate Adjustment Date; (xvii) the Rate Ceiling; (xviii) the Periodic Cap; (xix) the Gross Margin; and (xx) whether such Mortgage Loan has an option to convert from an adjustable rate of interest to a fixed rate of interest. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

            Non-U.S. Person: A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Notional Amount: The Class A-IO Notional Amount.

            Offered Certificates: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as two separate REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                       Class B-1               1.70%
                       Class B-2               1.10%
                       Class B-3               0.60%
                       Class B-4               0.40%
                       Class B-5               0.20%
                       Class B-6               0.00%

            Original Subordinate Certificate Balance: 16,259,003.86

            OTS: The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02, 2.04 or 2.09.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Pass-Through Rate: As to each Class of interest-bearing Certificates, the per annum rate set forth or described in the Preliminary Statement.

            Paying Agent: As defined in Section 9.13.

            Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate (or the initial Certificate Notional Amount of a Class A-IO Certificate) by the Initial Class Certificate Balance or Initial Notional Amount, as applicable, of the Class of which such Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Periodic Cap: For each Mortgage Loan, the applicable limit on adjustment of the Mortgage Interest Rate for each Rate Adjustment Date specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

            Permitted Investments: One or more of the following:

            (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "F-1" by Fitch and "A-1" by S and P;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "F-1" by Fitch and "A-1" by S and P;

            (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "F-1" by Fitch and "A-1" by S and P;

            (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated "AAA" by Fitch and "AAAm" or "AAAm G" by S and P or otherwise approved in writing by each Rating Agency; and

            (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as a two separate REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class A-R, Class A-LR, Class B-4, Class B-5 and Class B-6 Certificates.

            Plan: As defined in Section 6.02(e).

            Pool Distribution Amount: As to any Distribution Date, the excess of
(a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment (net of the Servicing Fee) and the principal portion of any Monthly Payment due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date; over
(b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) and
(ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b).

            Pool Stated Principal Balance: As to any Distribution Date, the aggregate Stated Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal Amount: As to any Distribution Date, the sum of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rate Adjustment Date: As to each Mortgage Loan, the Due Date on which date an adjustment to the Mortgage Interest Rate of such Mortgage Loan becomes effective under the related Mortgage Note, which Due Date is the date set forth in the Mortgage Loan Schedule as the first Rate Adjustment Date and each subsequent anniversary thereof.

            Rate Ceiling: The maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note.

            Rating Agency: Each of S and P and Fitch. If any of such organizations or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period: As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04 and as to any Converted Mortgage Loan repurchased on any date pursuant to Section 2.09, an amount equal to the sum of
(i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Residual Certificates: The Class A-R and Class A-LR Certificates.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes:  As defined in Section 5.02(d).

            S & P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates: The Class A Certificates.

            Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

            Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date during the seven years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Distribution Date, unless (i) on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%, (ii) on any Distribution Date before the Distribution Date occurring in September 2004, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Subordinate Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage plus 50% of the Subordinate Percentage or (iii) on any Distribution Date occurring after the Distribution Date in September 2004, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Subordinate Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage. Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur and the Senior Prepayment Percentage will be calculated without regard to clause (ii) or (iii) in the preceding sentence unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Senior Percentage of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses
(e) and (f) of the definition of "Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the Senior Percentage of the principal portion of such Debt Service Reduction.

            Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                                  Percentage of Original
   Distribution Date Occurring In            Subordinate Certificate Balance
   ------------------------------            -------------------------------
   September 2001 through August 2009                      30%
   September 2009 through August 2010                      35%
   September 2010 through August 2011                      40%
   September 2011 through August 2012                      45%
   September 2012 and thereafter                           50%

            Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan, 0.459% per annum until and including the April 2006 Distribution Date. After the April 2006 Distribution Date, the Servicing Fee Rate with respect to each Mortgage Loan will be 0.250% per annum.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Similar Law: As defined in Section 6.02(e).

            Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

            (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

            (ii) settling, subsidence, cracking, shrinkage, building or expansion of pavements, foundations, walls, floors, roofs or ceilings;

            (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

            (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

            (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

            (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

            Special Hazard Loss Amount: As to any Distribution Date, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. The Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

            Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates: The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount will be reduced on the related Distribution Date by the Subordinate Percentage of the principal portion of such Debt Service Reduction.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a Gross Margin equal to that of the Defective Mortgage Loan; (v) have a Periodic Cap and Rate Ceiling equal to that of the Defective Mortgage Loan; (vi) have the same Index and frequency of mortgage interest rate adjustment as the Deleted Mortgage Loan; (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (viii) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount: As defined in Section 2.02.

            Tax Matters Person: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust: The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Mortgage Insurance Policies and any other Required Insurance Policy.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0030% per annum.

            Uncertificated Lower-Tier Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class A-L1, Class A-L2, Class A-L3, Class A-L4, Class A-L5, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class B-L6 Interests are Uncertificated Lower-Tier Interests.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class A-LR Certificate) and the Class B Certificates.

            Upper-Tier Certificate Account: The separate Eligible Account established and maintained by the Trustee pursuant to Section 3.08(f).

            Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holders of the Residual Certificates, (b) 1% of all Voting Rights shall be allocated to the Holders of the Interest-Only Certificates and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans.

            (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

            (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

            (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-E, The Bank of New York, as trustee for the holders of the Certificates" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

            (vi) the original of any guarantee executed in connection with the Mortgage Note;

            (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (A) The stock certificate;

                  (B) The stock power executed in blank;

                  (C) The executed proprietary lease;

                  (D) The executed recognition agreement;

                  (E) The executed assignment of recognition agreement;

                  (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (G) Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b). As set forth on Exhibit L attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer.

            The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

            (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

               (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

               (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

               (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans. The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing
Date:

            (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

            (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

            (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

            (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

            (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

            (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

            (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

            (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

            (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

            (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

            (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

            (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

            (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 20 to 30-year adjustable rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

            (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

            (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

            (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

            (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

            (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

            (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

            (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

            (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

            (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

            (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

            (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

            (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

            (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

            (xxxviii) Each Mortgage Loan is a "qualified mortgage" within
      Section 860G(a)(3) of the Code.

            (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMICs. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-R and Class A-LR Certificates) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates the Class A-L1 Interest, Class A-L2 Interest, Class A-L3 Interest, Class A-L4 Interest, Class A-L5 Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest as classes of "regular interests" and the Class A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is September 25, 2031.

            Section 2.08 Execution and Delivery of Certificates. The Trustee (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and the Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

            Section 2.09 Repurchase of Converted Mortgage Loans. The Depositor shall repurchase from the Trust any Converted Mortgage Loan prior to the first Due Date for such Mortgage Loan following the Conversion Date. Any such repurchase shall be at the Repurchase Price. The Repurchase Price for any repurchased Converted Mortgage Loan shall be deposited by the Depositor in the Certificate Account and, upon receipt by the Trustee of written notification of any such deposit signed by an officer of the Depositor, the Trustee shall release to the Depositor the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest in the Depositor legal and beneficial ownership of such Converted Mortgage Loan.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of
Servicer.

            (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03 Fidelity Bond; Errors and Omissions Insurance. The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this
Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04 Access to Certain Documentation. The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this
Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05 Maintenance of Primary Mortgage Insurance Policy; Claims. With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Mortgage Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Mortgage Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Mortgage Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Mortgage Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Mortgage Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer.

            The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07 Trustee to Act as Servicer. If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section 3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; Certificate Account; and Upper-Tier Certificate Account.

            (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

            (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

            (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

            (iv) any amount required to be deposited by the Servicer pursuant to
      Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

            (v) any amounts required to be deposited by the Servicer pursuant to
      Section 3.14;

            (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

            (vii) Periodic Advances made by the Servicer pursuant to Section
      3.20 and any payments of Compensating Interest; and

            (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

            (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

            (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

            (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            (f) The Trustee shall establish and maintain the Upper-Tier Certificate Account. On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Trustee shall, from funds available on deposit in the Certificate Account, deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account, the Lower-Tier Distribution Amount.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts. (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-E and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Mortgage Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans. The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account, Certificate Account and Upper-Tier Certificate Account.

            (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

            (i) to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

            (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

            (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

            (v)to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Sections 2.02, 2.04 or 2.09, all amounts received thereon after the date of such purchase;

            (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

            (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

            (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

            (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

            (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

            (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account;

            (iii) to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

            (iv) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 10.01.

            (c) Notwithstanding anything herein to the contrary, the Regular Certificates and the Class A-R Certificate shall not receive distributions directly from the Certificate Account. On each Distribution Date, funds on deposit in the Upper-Tier Certificate Account shall be used to make payments on the Regular Certificates and the Class A-R Certificate as provided in Sections
5.01 and 5.02. The Upper-Tier Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

            Section 3.12 Maintenance of Hazard Insurance. The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements. (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14 Realization Upon Defaulted Mortgage Loans; REO Property. (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on either the Upper-Tier REMIC or the Lower-Tier REMIC (as defined in Section 860F of the Code) or cause either REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject either REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if (a) in the Depositor's judgment, the default is not likely to be cured by the Mortgagor and (b) such Mortgage Loan is 180 days or more delinquent or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the Mortgage Loan Purchase Agreement the Seller requests the Depositor to repurchase and to sell to the Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15 Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

            The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17 Servicing Compensation. The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of such Mortgage Loans for such Distribution Date (any such reduction, "Compensating Interest").

            Section 3.18 Annual Statement as to Compliance. The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements. The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20 Advances. The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21 Modifications, Waivers, Amendments and Consents. (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

            (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

            (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

            (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of either the Upper-Tier REMIC or the Lower-Tier REMIC and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22 Reports to the Securities and Exchange Commission. The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01 Servicer's Certificate. Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Upper-Tier Certificate Account or Certificate Account, as applicable, (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in
Section 5.02.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02 Priorities of Distributions. (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds, first, to distributions in respect of the Uncertificated Lower-Tier Interests as specified in this Section 5.02(a) for deposit in the Upper-Tier Certificate Account and to the Class A-LR Certificate, and then from the Upper-Tier Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds:

            (i) to each Class of Senior Certificates (other than the Class A-LR Certificate), an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

            (ii) to the Class A Certificates (other than the Class A-LR Certificate), in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b);

            (iii) to each Class of Subordinate Certificates, subject to paragraph (d) below, in the following order of priority:

                  (A) to the Class B-1 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class B-1 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class B-2 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class B-2 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class B-3 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class B-3 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class B-4 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class B-4 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class B-5 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class B-5 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class B-6 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class B-6 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero; and

            (iv) to the Holder of the Class A-R Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of the Class A-LR Certificate, any remaining Pool Distribution Amount.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definition.

            On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to their respective Corresponding Upper-Tier Class as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of interest in an amount equal to the sum of (i) the Interest Distribution Amounts in respect of its Corresponding Upper-Tier Class to the extent actually distributed thereon and (ii) the product of the IO Interest Fraction for such Uncertificated Lower-Tier Class and the amount of interest accrued on the Class A-IO Certificates net of any distribution in respect of any Class Unpaid Interest Shortfall in each case actually distributed on the Class A-IO Certificates. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of any date, the principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Class Certificate Balances of the respective Corresponding Upper-Tier Class. The initial principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Initial Class Certificate Balances of the respective Corresponding Upper-Tier Class.

            The pass-through rate with respect to the Class A-L1 Interest, Class A-L2 Interest, Class A-L3 Interest, Class A-L4 Interest, Class A-L5 Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest shall be the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            (b) On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Class A Certificates pursuant to
Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

            first, concurrently, to the Class A-R and Class A-LR Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and

            second, concurrently, as follows:

                  (A) 74.17398060% sequentially, to the Class A-1, Class A-2 and
            Class A-3 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

                  (B) 25.82601940% concurrently, to the Class A-4 and Class A-5
            Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

            The Class A-IO Certificates are Interest-Only Certificates and are not entitled to distributions in respect of principal.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the Class A Certificates shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) any Excess Losses allocable to interest, (C) on and after the Senior Credit Support Depletion Date, any other Realized Loss allocable to interest and (D) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iii), (A) if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates immediately prior to such Distribution Date (the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes junior to such Class (the "Restricted Classes"), the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes; provided, however, if the aggregate Class Certificate Balances of the Subordinate Certificates that are not Restricted Classes are reduced to zero, then notwithstanding the above, any funds remaining will be distributed sequentially to the Restricted Classes in order of their respective numerical Class designations (beginning with the Class of Restricted Certificates then outstanding with the lowest numerical Class designation) and
(B) if with respect to any Class of Subordinate Certificates on any Distribution Date prior to the Distribution Date in September 2012, the Fractional Interest of such Class is less than twice its Original Fractional Interest and the Senior Prepayment Percentage for such Distribution Date is determined in accordance with clause (ii) or (iii) of the second sentence of the definition of "Senior Prepayment Percentage," the Classes of Subordinate Certificates that have higher numerical designations will receive in respect of clause (ii) of the Subordinate Principal Distribution Amount, an amount equal to the product of their Pro Rata Shares and the percentages set forth in the following table:

       Distribution Date Occurring                           Percentage
       ---------------------------                           ----------

       September 2001 through August 2008                         0%
       September 2008 through August 2009                        30%
       September 2009 through August 2010                        40%
       September 2010 through August 2011                        60%
       September 2011 through August 2012                        80%

Each Class of Subordinate Certificates that received its full Pro Rata Share will be allocated any remaining amount in respect of clause (ii) of the Subordinate Principal Distribution Amount, pro rata (based on the Class Certificate Balances of only those Subordinate Certificates that received a full Pro Rata Share).

            Section 5.03 Allocation of Losses. (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. Based on such information, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date.

            The principal portion of Realized Losses with respect to any Distribution Date shall be allocated as follows:

            (i) the principal portion of any Realized Loss (other than an Excess
      Loss) shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates, pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date; and

            (ii) the principal portion of any Excess Losses shall be allocated pro rata among the Senior Certificates in the aggregate on the basis of their aggregate principal balance and among the Classes of Subordinate Certificates on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date. Excess Losses allocated to the Senior Certificates will be allocated among such Classes pro rata on the basis of their respective Class Certificate Balances.

            (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates in the aggregate shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates based on the Class Certificate Balances immediately prior to such Distribution Date.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            (e) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class as provided above.

            Section 5.04 Statements to Certificateholders. (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to
Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

            (i) the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) the amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v) the Pool Stated Principal Balance for the following Distribution Date;

            (vi) the Senior Percentage and Subordinate Percentage for the following Distribution Date;

            (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to such Distribution Date;

            (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

            (ix) the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

            (x) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days
      (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiii) the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

            (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month;

            (xv) the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date; and

            (xvi) in the case of the Class A-IO Certificates, the Class A-IO Notional Amount for the following Distribution Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holders of the Residual Certificates for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holders of the Residual Certificates by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05 Tax Returns and Reports to Certificateholders. (a) For federal income tax purposes, each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of each REMIC for its short taxable year ending December 31, 2001, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            (e) For purposes of calculating original issue discount with respect to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, the Trustee shall not treat interest in excess of the fixed Pass-Through Rate (as specified in the table in the Preliminary Statement) as qualified stated interest, and shall include any such interest in the stated redemption price at maturity for any such Class. The terms "original issue discount" and "stated maturity price at redemption" shall have the meanings provided by Sections 1271 through 1275 of the Code and Treasury Regulations promulgated thereunder.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to each REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the Upper-Tier REMIC. The Holder of the Class A-LR Certificate is hereby designated as the Tax Matters Person for the Lower-Tier REMIC. By their acceptance of the Class A-R or Class A-LR Certificate, as applicable, each such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs and avoid the imposition of tax on either REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in either REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Residual Certificates and the Uncertificated Lower-Tier Interests.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to either REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of either REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

            (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on either the Upper-Tier REMIC or the Lower-Tier REMIC and will not disqualify either REMIC from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.


                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-IO, A-R, A-LR, B-1, B-2, B-3, B-4, B-5,
B-6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Senior Certificates (other than the Class A-R and Class A-LR Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances (or notional amounts) of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance (or notional amount)). The Class A-R and Class A-LR Certificates shall each be in a minimum denomination of $50. The Senior Certificates (other than the Class A-R and Class A-LR Certificates) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02 Registration of Transfer and Exchange of Certificates.
(a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (C) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

            (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

            (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

            (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section
      6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

            (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

            (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g) [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05 Trustee to Act; Appointment of Successor. (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that (i) any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01 Duties of Trustee. (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

            (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
      (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

            (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 9.01:

            (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by Fitch and S and P or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.


                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than 10% of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus accrued interest thereon in the case of an interest bearing Certificate, and (II) as to the Class A-R and A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than the amounts retained to meet claims) after application pursuant to clause
(I) above. An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02 Additional Termination Requirements. (a) If the Depositor exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

            (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

            (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the Upper-Tier REMIC and the Lower-Tier REMIC.

            (b) By their acceptance of the Residual Certificates, the Holders thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on either REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, (v) to reduce the percentage of the Cut-Off Date Pool Principal Balance at which the Depositor will have the option to purchase all the remaining Mortgage Loans in accordance with Section 10.01, provided that such reduction is considered necessary by the Depositor, as evidenced by an Officer's Certificate delivered to the Trustee, to preserve the treatment of the transfer of the Mortgage Loans to the Depositor by the Seller or to the Trust by the Depositor as sale for accounting purposes, and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests, and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 101 East Main Street, Suite 400, Louisville, Kentucky 40202, Attention: Servicing Manager, with a copy to:
Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255,
Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 101 Barclay Street - 12 East, New York, New York 10286, Attention:
Corporate Trust - MBS Group (Fax: (212) 815-5309), (d) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; and (e) in the case of S and P, Standard and Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn: Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.


                                    BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                       as Depositor


                                    By:
                                       -----------------------------------------
                                       Name:  Judy Ford
                                       Title: Vice President


                                    BANK OF AMERICA, N.A.,
                                       as Servicer


                                    By:
                                       -----------------------------------------
                                       Name:  Robert J. DeBenedet
                                       Title: Senior Vice President


                                    THE BANK OF NEW YORK,
                                       as Trustee


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

STATE OF NEW YORK       )
                        )     ss.:
COUNTY OF NEW YORK      )


            On the 28th day of August, 2001, before me, a notary public in and for the State of New York, personally appeared _________________, known to me who, being by me duly sworn, did depose and say that s/he is a ________________ of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of such corporation.



                                       -----------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )


            On the 28th day of August, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Judy Ford, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.



                                       -----------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )


            On the 28th day of August, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.



                                       -----------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

                                   EXHIBIT A-1

                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class A-1

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 August 1, 2001

First Distribution Date:      September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $137,709,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 2P 6

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 28, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in April 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 4.713% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in April 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-2

                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class A-2

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 August 1, 2001

First Distribution Date:      September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $91,371,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 2Q 4

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 28, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in April 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 5.624% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in April 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-3

                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class A-3

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 August 1, 2001

First Distribution Date:      September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $129,928,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 2R 2

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 28, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in April 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 5.847% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in April 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-4

                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class A-4

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 August 1, 2001

First Distribution Date:      September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $25,000,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 2S 0

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 28, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in April 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 5.706% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in April 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-5

                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class A-5

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 August 1, 2001

First Distribution Date:      September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $100,000,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 2T 8

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 28, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in April 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 5.839% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in April 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-IO

                    [FORM OF FACE OF CLASS A-IO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                   Class A-IO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                   Class A-IO

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 August 1, 2001

First Distribution Date:      September 25, 2001

Initial Notional Amount
of this Certificate
("Denomination"):             $

Initial Notional Amount
of this Class:                $500,267,003.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 2U 5

      This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 28, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in April 2006, interest will accrue on this Class A-IO Certificates at a per annum rate equal to the difference between the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and the weighted average of the Pass-Through Rates on the Certificates (other than the Class A-IO Certificates) as of such Distribution Date. For each Distribution Date occurring after the Distribution Date in April 2006, the Pass-Through Rate on this Class A-IO Certificates will be zero.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-R

                     [FORM OF FACE OF CLASS A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 August 1, 2001

First Distribution Date:      September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $50.00

Initial Class Certificate
Balance of this Class:        $50.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 2V 3

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 28, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For the first Distribution Date, interest will accrue on this Certificate at the rate of 6.3000512688% per annum. For each Distribution Date after the first Distribution Date, interest will accrue on this Certificate at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-LR

                    [FORM OF FACE OF CLASS A-LR CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                   Class A-LR

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-LR CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                   Class A-LR

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 August 1, 2001

First Distribution Date:      September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $50.00

Initial Class Certificate
Balance of this Class:        $50.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 2W 1

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 28, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For the first Distribution Date, interest will accrue on this Certificate at the rate of 6.3000512688% per annum. For each Distribution Date after the first Distribution Date, interest will accrue on this Certificate at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-LR Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-LR Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-LR Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-LR Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-LR Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-LR Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-LR Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-LR Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class B-1

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 August 1, 2001

First Distribution Date:      September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $7,754,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 2X 9

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 28, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in April 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.250% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in April 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class B-2

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 August 1, 2001

First Distribution Date:      September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,001,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 2Y 7

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 28, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in April 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.250% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in April 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class B-3

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 August 1, 2001

First Distribution Date:      September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,502,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 2Z 4

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 28, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in April 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.250% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in April 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class B-4

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 August 1, 2001

First Distribution Date:      September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,000,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 3A 8

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 28, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in April 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.250% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in April 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class B-5

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 August 1, 2001

First Distribution Date:      September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,001,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 3B 6

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 28, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in April 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.250% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in April 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-E
                                    Class B-6

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

            Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 August 1, 2001

First Distribution Date:      September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,000,903.86

Pass-Through Rate:            Variable

CUSIP No.:                    060506 3C 4

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 28, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in April 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.250% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in April 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. The 10% may be reduced by an amendment to the Pooling and Servicing Agreement without Certificateholder consent under certain conditions set forth in the Pooling and Servicing Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August 28, 2001

                                    THE BANK OF NEW YORK,
                                     as Trustee


                                    By
                                      ----------------------------------------
                                          Authorized Signatory







                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [__] Certificates referred to in the Pooling and Servicing Agreement referenced herein.


                                    THE BANK OF NEW YORK,
                                     as Trustee


                                    By
                                      ----------------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:


                                    --------------------------------------------
                                    Signature by or on behalf of assignor






                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to ___________________________________________________________.
Applicable statements should be mailed to ___________________________________.

      This information is provided by ____________________, the assignee named above, or , as its agent.

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE


BANK OF AMERICA MORTGAGE
BOAMS 2001-E
MORTGAGE SCHEDULE


Loan Count:                                                                1,031
Scheduled PB:                                                     500,267,003.86
Unpaid PB W/A:                                                           485,225
Interest Rate W/A:                                                         6.762
Remaining Term W/A:                                                          358

LOAN                                      ZIP      PROPERTY                        LOAN                  DOC              ORIG
NUMBER        BORROWER           STATE    CODE     TYPE               OCCUPANCY    PURPOSE               TYPE             LTV
-----------------------------------------------------------------------------------------------------------------------------------
0029396009    TRAN                CA      92602          PUD           Primary          Purchase            Standard      79.98
0029537511    MCGOWAN             UT      84060     Single Family      Primary          Purchase             Stated       70.58
0029642907    EVANS               CA      95070     Single Family      Primary          Purchase            Standard      79.97
0029658143    RADER               DC      20015     Single Family      Primary     Cash-out Refinance       Standard      73.77
0029662335    JOHNSON             NC      28117          PUD           Primary          Purchase            Standard      80.00
0029685583    BRODERICK           CA      94536     Single Family      Primary          Purchase            Standard      80.00
0029698669    HUNT                GA      30043     Single Family      Primary          Refinance           Standard      64.78
0029705787    DRELL               CA      94566     Single Family      Primary          Purchase            Standard      80.00
0029722832    PUCCI               CA      93063          PUD           Primary          Purchase            Standard      79.99
0029734944    MANCHESTER          CA      92660          PUD           Primary     Cash-out Refinance       Standard      66.25
0029736634    BOWYER              CA      90803          PUD           Primary          Purchase            Standard      80.00
0029741857    MILDENBERG          NC      28207     Single Family      Primary          Purchase            Standard      79.96
0029743226    SMITH               CO      80129          PUD           Primary     Cash-out Refinance       Standard      75.00
0029746864    JARAMILLO           CO      80104          PUD           Primary     Cash-out Refinance       Standard      73.97
0029747961    ZHU                 CA      92127          PUD           Primary          Purchase            Standard      79.99
0029748092    KNEARL              CO      80027          PUD           Primary          Purchase            Standard      79.99
0029749397    STARBUCK            CO      80601     Single Family      Primary     Cash-out Refinance       Standard      72.00
0029752177    BOSARGE             MS      39110     Single Family      Primary          Refinance           Standard      80.00
0029753126    GINGRICH            WA      98040     Single Family      Primary          Purchase            Standard      80.00
0029754736    SLOAN               AR      72223     Single Family      Primary          Purchase             Reduced      79.99
0029757382    MCKENZIE JR         MS      39157     Single Family      Primary          Refinance           Standard      80.00
0029759180    BUDDLE              MN      55311     Single Family      Primary          Purchase            Standard      80.00
0029759313    KRENNING            CO      80550          PUD           Primary          Refinance           Standard      90.00
0029759727    HILLIARD            CA      94954     Single Family      Primary          Purchase            Standard      80.00
0029759909    STREIFFER           CA      94110     Single Family      Primary          Purchase            Standard      80.00
0029762572    HEMMADY             MN      55347     Single Family      Primary     Cash-out Refinance       Standard      75.00
0099050437    ONEAL               VA      20194          PUD           Primary          Purchase             Reduced      65.04
0099050957    GALLAGHER           OH      43623     Single Family      Primary     Cash-out Refinance        Reduced      75.00
0099051377    HOWERING            VA      20190          PUD           Primary          Purchase             Reduced      79.99
0099057366    COOK                CA      93065          PUD           Primary          Purchase            Standard      79.99
0099062325    COLLINS             CA      95060     Single Family      Primary          Purchase            Standard      80.00
0099064156    BROWN II            CA      95148     Single Family      Primary          Refinance           Standard      69.42
0099065401    RICE                ID      83333          PUD           Primary          Refinance           Standard      36.72
0099065849    GLICKER             OR      97209    High-Rise Condo     Primary          Refinance           Standard      80.00
0099066193    CASTRO              CA      95148     Single Family      Primary     Cash-out Refinance       Standard      62.13
0099067316    WALTER              CA      94530     Single Family      Primary          Refinance           Standard      80.00
0099067456    SCHEIBE             CA      94602     Single Family      Primary          Refinance           Standard      80.00
0099067670    CHERNIN             CA      95051     Single Family      Primary     Cash-out Refinance       Standard      71.31
0099067910    SEITERS             CA      94107     Single Family      Primary          Purchase             Reduced      80.00
0099068181    CINNAMON            CA      92651     Single Family      Primary     Cash-out Refinance       Standard      69.90
0099068207    SCHMIDT             CA      94549     Single Family      Primary          Purchase            Standard      80.00
0099068736    SCHALLY             CA      94596          PUD           Primary     Cash-out Refinance       Standard      64.00
0099068785    TSAI                CA      94618     Single Family      Primary     Cash-out Refinance       Standard      47.94
0099069379    HEIBEL              GA      30022          PUD           Primary          Purchase            Standard      84.98
0099069627    CHLEBICKI           PA      19348          PUD           Primary          Purchase            Standard      73.79
0099070708    BALLARD             CA      94568     Single Family      Primary          Purchase            Standard      52.63
0099071680    KNIZNIK             CA      95630     Single Family      Primary          Refinance           Standard      78.32
0099071714    KIEFER              CA      94588     Single Family      Primary          Purchase            Standard      71.94
0099073553    PETRALIA            CA      94506          PUD           Primary          Refinance           Standard      41.66
0099073785    CHANDLER            CA      95404     Single Family      Primary     Cash-out Refinance       Standard      46.06
0099073827    GREGROY             OH      43017     Single Family      Primary          Purchase            Standard      80.00
0099074593    ALEXANDER           GA      31522      Condominium      Secondary         Purchase            Standard      80.00
0099075335    SUN                 CA      94109      Condominium       Primary          Refinance           Standard      79.16
0099075574    MUSURLIAN           CA      92869     Single Family      Primary          Purchase            Standard      79.99
0099076457    HAPNER              CA      95060     Single Family      Primary          Purchase            Standard      74.94
0099076556    MAGEE               CA      95125     Single Family      Primary          Refinance           Standard      66.58
0099076770    SWAN                CO      80033          PUD           Primary          Refinance           Standard      80.00
0099076986    SENGENBERGER        CO      80016          PUD           Primary          Purchase            Standard      79.67
0099076994    POELMAN             CA      92127          PUD           Primary          Purchase            Standard      79.99
0099078032    RYMER               CO      81657     Single Family     Secondary         Purchase            Standard      57.55
0099079329    GORLA               CO      81631          PUD           Primary          Refinance            Reduced      80.00
0099080186    KACZYNSKI           CO      80026          PUD          Secondary         Purchase             Reduced      80.00
0099080707    GIBBONS             KY      41017     Single Family      Primary     Cash-out Refinance       Standard      74.61
0099083123    APPLEGARTH          CA      92867     Single Family      Primary          Purchase            Standard      80.00
0099083487    DILL                CA      95136     Single Family      Primary          Refinance           Standard      76.97
0099085664    DIPRIMA             CA      91381          PUD           Primary          Purchase            Standard      79.99
0099085680    OBRIEN              CO      80026          PUD           Primary          Refinance           Standard      80.00
0099089781    COMSTOCK            TX      77339          PUD           Primary          Purchase            Standard      79.75
0099089914    JOHNSON             CO      80908     Single Family      Primary          Purchase            Standard      79.99
0099091845    TSENG               CA      91108     Single Family      Primary     Cash-out Refinance       Standard      71.20
0099092066    BROWN               CO      80027          PUD           Primary          Purchase            Standard      79.99
0099099517    PHILPOT             CA      94114       Two Family       Primary          Refinance            Reduced      71.77
6000074671    CARTER              DC      20037         FALSE          Investor         Purchase            Standard      80.00
6000597796    HOY                 IL      60010     Single Family      Primary          Purchase            Standard      90.00
6001019824    BILES JR            CA      94526          PUD           Primary          Purchase              Rapid       71.42
6001148037    GODSCHALK           DC      20009      Condominium       Primary          Purchase              Rapid       80.00
6002705660    MOISEIWITSCH        DC      20008     Single Family      Primary          Purchase              Rapid       80.00
6004206642    MIKKELSEN           CA      92661       Two Family       Primary          Purchase            Standard      80.00
6004813264    FOGLEMAN            NC      28374     Single Family      Primary          Refinance             Rapid       80.00
6005154783    BARRAGAN            CA      95122     Single Family      Primary          Refinance           Standard      84.07
6006213497    ANDERSON            CA      95062     Single Family      Primary          Purchase            Standard      80.00
6006240896    WENTWORTH           CA      94044     Single Family      Primary          Purchase           Timesaver-2    80.00
6008435965    GONSALVES           CA      94043     Single Family      Primary     Cash-out Refinance         Rapid       59.02
6008688571    MCBANE              FL      33704     Single Family      Primary          Purchase            Standard      90.00
6009330132    CHIANG              CA      95120          PUD           Primary          Purchase            Standard      70.00
6009824910    HETHCOTE            NC      27617          PUD           Primary          Refinance             Rapid       88.72
6010734553    YOUNG               TX      78746          PUD           Primary          Purchase            Standard      69.00
6012291479    NANCE               CA      91326          PUD           Primary          Refinance        All Ready Home   62.95
6013333684    SMITH               VA      20148          PUD           Primary          Purchase              Rapid       80.00
6015610907    NGAI                CA      95678     Single Family      Primary          Purchase            Standard      79.98
6015806521    LAGOA               FL      33139    High-Rise Condo     Primary          Purchase              Rapid       65.47
6016346923    PETERS              CA      91361     Single Family      Primary          Purchase            Standard      80.00
6016585702    PELLERIN            GA      30324     Single Family      Primary          Purchase              Rapid       48.27
6018232931    SAMORA JR           DC      20009      Condominium       Primary          Purchase            Standard      79.99
6020125115    DENEVI              CA      94025     Single Family      Primary          Refinance           Standard      61.29
6021786725    KAVALEW             NV      89451     Single Family      Primary     Cash-out Refinance         Rapid       60.71
6022748120    SHETTY              CA      94043      Condominium       Primary     Cash-out Refinance         Rapid       75.00
6023505990    LIN                 CA      94065          PUD           Primary          Refinance           Standard      75.98
6025791341    ELLIS               WA      98112     Single Family      Primary     Cash-out Refinance         Rapid       56.00
6027227575    MATTIOLI            CA      90402     Single Family      Primary          Refinance             Rapid       73.85
6028663562    ROSS                CA      90266     Single Family      Primary          Purchase              Rapid       72.30
6029048151    PARSONS             CA      95032     Single Family      Primary          Purchase              Rapid       69.95
6032250083    CHACON              CA      94065          PUD           Primary          Refinance             Rapid       58.98
6032864933    RICKARD             NC      27265     Single Family      Primary          Purchase              Rapid       95.00
6033080505    YARBROUGH JR        SC      29451          PUD           Primary     Cash-out Refinance         Rapid       25.00
6034183563    LEE                 CA      94022     Single Family      Primary          Purchase              Rapid       75.00
6034291903    ATKINS              CA      94019     Single Family      Primary          Refinance             Rapid       79.24
6034464526    FROLEY              CA      93108     Single Family      Primary     Cash-out Refinance       Standard      70.00
6035429262    IU                  CA      94065     Single Family      Primary     Cash-out Refinance       Standard      70.00
6036147830    TURNER              CA      92007     Single Family      Primary     Cash-out Refinance       Standard      70.00
6037108377    REGALADO M D        CA      91108     Single Family      Primary          Refinance        All Ready Home   74.70
6038862451    JIANG               CA      94080          PUD           Primary     Cash-out Refinance         Rapid       65.71
6040076066    THIELS              GA      30327     Single Family      Primary          Purchase              Rapid       40.40
6040347087    STOKES              TN      37069          PUD           Primary          Purchase            Standard      80.00
6040569375    MURRAY              TX      78735          PUD           Primary          Purchase              Rapid       75.00
6040667328    TU                  CA      95030     Single Family      Primary          Refinance             Rapid       18.26
6042135993    SMITH               FL      34145    High-Rise Condo    Secondary         Purchase              Rapid       67.49
6042372406    CHOY                CA      94114     Single Family      Primary     Cash-out Refinance       Standard      69.94
6044013545    SMITH               VA      23113          PUD           Primary          Purchase              Rapid       80.00
6045035992    MALLOY              CA      94949     Single Family      Primary          Purchase              Rapid       69.18
6047175101    DICK                CA      94127          PUD           Primary     Cash-out Refinance         Rapid       48.00
6048565839    EDWARDS             CA      91024     Single Family      Primary          Purchase            Standard      49.68
6049839639    ROLLER              CA      94044     Single Family      Primary          Purchase            Standard      80.00
6051405725    LIU                 CA      94555      Condominium       Primary          Refinance             Rapid       80.00
6051652763    MCDOWELL            WA      98006          PUD           Primary          Refinance        All Ready Home   58.43
6052892624    CHANG               CA      94065      Condominium       Primary          Refinance        All Ready Home   80.00
6053007271    VILLANUEVA          CA      94015     Single Family      Primary     Cash-out Refinance       Standard      75.00
6053980907    PETERMAN            CA      95819     Single Family      Primary          Purchase              Rapid       47.90
6056191320    SIAHPOOSH           MD      20854     Single Family      Primary          Purchase            Standard      80.00
6062038473    MACHAIN             CA      94544     Single Family      Primary          Purchase            Standard      94.98
6065097849    EIS                 CA      94110       Two Family       Primary          Refinance           Standard      77.42
6065564640    PASCUCCI            CA      91364     Single Family      Primary          Purchase            Standard      80.00
6065953231    CRONIN              CA      94508     Single Family      Primary          Refinance             Rapid       51.28
6070243685    HARRELL             CA      94114       Two Family       Primary          Refinance             Rapid       62.70
6070266488    WINIKATES           CA      90064     Single Family      Primary          Refinance           Standard      69.33
6071218447    TONEY               CA      94022          PUD           Primary          Refinance             Rapid       35.61
6072283572    DE LUCIO            CA      94015          PUD           Primary          Purchase            Standard      80.00
6073029180    PAULSON             CA      94024     Single Family      Primary          Refinance             Rapid       45.97
6074760130    JORDAN              CA      94401     Single Family      Primary     Cash-out Refinance       Standard      74.60
6074825388    DUNNETT             NV      89144          PUD           Primary          Refinance             Rapid       63.90
6076767042    JAMES               CA      94707     Single Family      Primary     Cash-out Refinance       Standard      56.15
6076964649    STALICK             CA      91001     Single Family      Primary          Purchase            Standard      80.00
6077096409    LE                  CA      95118     Single Family      Primary     Cash-out Refinance         Rapid       50.72
6078639827    HARPER              CA      94587     Single Family      Primary          Purchase            Standard      71.72
6080914689    BASAK               CA      95135      Condominium       Primary          Refinance           Standard      80.00
6083435138    KING                CA      94107    High-Rise Condo    Secondary         Refinance           Standard      65.00
6083860376    SWEET               FL      33907          PUD           Primary          Purchase              Rapid       79.99
6084291993    POTTER              CA      91001     Single Family      Primary          Purchase            Standard      80.00
6084879128    WILLIAMS            CA      94019          PUD           Primary     Cash-out Refinance       Standard      70.00
6085008487    MCCOLLUM            MO      63141     Single Family      Primary          Purchase            Standard      80.00
6087939242    KESELER             CA      94041     Single Family      Primary          Purchase              Rapid       75.00
6088843294    KIM                 CA      90505          PUD           Primary          Purchase              Rapid       79.99
6089700709    HARDMAN JR          NC      27932     Single Family      Primary     Cash-out Refinance       Standard      69.93
6090008407    DISANGRO            CA      94131     Single Family      Primary          Refinance             Rapid       58.44
6090118214    SHIN                CA      94303     Single Family      Primary          Refinance        All Ready Home   35.12
6090369676    EVANS               MA      02025     Single Family      Primary          Refinance           Standard      70.00
6092314639    GALLEMORE           CA      90278     Single Family      Primary          Refinance           Standard      79.87
6093206230    COHEN               CA      94903     Single Family      Primary          Refinance             Rapid       42.30
6093754841    ORNELAS             CA      94541     Single Family      Primary          Purchase            Standard      95.00
6096611972    ST LOUIS            RI      02865     Single Family      Primary          Purchase            Standard      90.00
6097499021    QUAN                CO      80537          PUD           Primary     Cash-out Refinance         Rapid       75.00
6099057173    TOWNHILL            CA      94404          PUD           Primary          Refinance             Rapid       75.34
6099197086    MORRISON            CA      95070     Single Family      Primary          Refinance        All Ready Home   16.51
6100150165    DAL CIELO           CA      94583     Single Family      Primary          Refinance             Rapid       51.64
6103714330    BRYCE               CA      92128     Single Family      Primary          Refinance           Standard      26.25
6104329054    BREON               CA      94404      Condominium       Primary          Refinance             Rapid       59.04
6105635087    ALEXANDER           AZ      85259          PUD           Primary          Refinance             Rapid       58.88
6105666744    SOTZING             CT      06870     Single Family      Primary          Purchase              Rapid       57.77
6106610295    MARSH               MO      63130     Single Family      Primary          Purchase              Rapid       80.00
6106699140    CHETRIT             CA      94506          PUD           Primary          Refinance        All Ready Home   61.29
6108806297    DAVER               CA      94509     Single Family      Primary          Refinance             Rapid       74.09
6110958169    FARMER              SC      29455          PUD           Primary          Purchase              Rapid       62.99
6113779208    BARSAM              CA      90274     Single Family      Primary          Purchase              Rapid       80.00
6113877036    DOW                 CA      90277     Single Family      Primary          Refinance             Rapid       74.52
6113972985    LUIZ JR             CA      92264     Single Family      Primary          Refinance             Rapid       73.25
6114866467    ROCKLAND            MD      20854     Single Family      Primary          Refinance             Rapid       67.66
6114994632    MORTON-SMITH        CA      91423     Single Family      Primary          Purchase              Rapid       60.00
6116282473    GUALCO              CA      94588     Single Family      Primary     Cash-out Refinance         Rapid       52.17
6118698486    NGUYEN              WA      98075     Single Family      Primary          Purchase            Standard      70.00
6119884440    KELLER              NC      28210     Single Family      Primary     Cash-out Refinance       Standard      79.47
6122038539    WEBB                CA      94558     Single Family      Primary          Purchase              Rapid       80.00
6122163915    REZVANI             CA      95120     Single Family      Primary     Cash-out Refinance       Standard      52.77
6123817550    SCHUTZ              CA      95112     Single Family      Primary          Refinance             Rapid       79.79
6124457141    NOLAN               CA      94062     Single Family      Primary          Purchase            Standard      80.00
6125896867    KITZENBERG          MN      55347     Single Family      Primary          Refinance           Standard      64.36
6125971322    AHRENS              CA      94118     Single Family      Primary          Purchase              Rapid       80.00
6126334439    WARNOCK-MOORE       FL      32835          PUD           Primary     Cash-out Refinance         Rapid       74.41
6127297544    JOHNSON             CA      94103      Condominium       Primary          Purchase              Rapid       80.00
6127550637    EDMISSON            CA      90266     Single Family      Primary     Cash-out Refinance         Rapid       51.90
6127730601    DIPASQUALE          FL      33330     Single Family      Primary          Refinance           Standard      49.18
6128414395    WADNER              CA      95628          PUD           Primary          Purchase            Standard      89.99
6129775299    THOMAS              CA      90277      Condominium       Primary          Purchase              Rapid       80.00
6130523126    STEWART             CO      80134          PUD           Primary          Purchase              Rapid       80.00
6132319846    HOOT JR             CA      95003     Single Family     Secondary         Purchase            Standard      47.22
6133200987    MAGDANZ             CA      94901     Single Family      Primary          Refinance             Rapid       60.80
6133795663    SAPP                CA      93004     Single Family      Primary          Refinance           Standard      92.44
6133898640    RODDE               CA      94558     Single Family      Primary          Refinance           Standard      15.62
6135148127    RUBASHEVSKY         CA      94024     Single Family      Primary          Refinance           Standard      64.71
6136422570    HERSH               CA      94114     Single Family      Primary     Cash-out Refinance       Standard      46.33
6137590359    HANDLERY            CA      94549     Single Family      Primary     Cash-out Refinance       Standard      45.83
6141399482    MAHONEY             CA      94501     Single Family      Primary     Cash-out Refinance         Rapid       25.00
6146389561    ELLIOTT             FL      34996          PUD           Primary          Purchase              Rapid       71.42
6146507519    PERDUE              FL      33037     Single Family      Primary          Purchase              Rapid       72.46
6146575425    TAN                 CA      94131     Single Family      Primary          Refinance             Rapid       80.00
6148080192    BRENNER             CA      91364     Single Family      Primary          Purchase              Rapid       80.00
6148675447    CUSACK              FL      33134     Single Family      Primary          Purchase              Rapid       79.99
6149270016    MUI                 CA      94109    High-Rise Condo     Primary          Purchase              Rapid       80.00
6150168380    CREALOCK            CA      92211      Condominium       Primary          Purchase              Rapid       72.35
6150715750    ROACH               CA      91741     Single Family      Primary     Cash-out Refinance       Standard      71.71
6151161707    KEEGAN              CA      94131      Condominium       Primary          Refinance             Rapid       46.42
6151997886    KEMPER              MD      20817     Single Family      Primary          Purchase              Rapid       80.00
6152585946    KNIGHT              DC      20009       Two Family       Primary          Refinance           Standard      70.00
6154356585    COLE                MD      21030     Single Family      Primary     Cash-out Refinance       Standard      35.71
6154421280    HIGGS               CA      92663          PUD           Primary     Cash-out Refinance       Standard      60.19
6156249960    SMITH               GA      30062          PUD           Primary          Purchase              Rapid       80.00
6157137792    SCOVILLE            CA      92620          PUD           Primary          Purchase              Rapid       71.77
6161312829    ESPINOZA            CA      94556     Single Family      Primary     Cash-out Refinance       Standard      70.00
6161529455    RANERI              CA      94114     Single Family      Primary          Purchase            Standard      75.00
6162960402    MURRELL             DC      20015     Single Family      Primary          Purchase              Rapid       71.87
6164057769    REDDY               CA      92807     Single Family      Primary          Refinance             Rapid       80.00
6164971464    DOUGLAS             CA      94040     Single Family      Primary          Refinance           Standard      29.43
6167562658    DABBY               CA      90210     Single Family      Primary          Refinance             Rapid       44.89
6172810811    WONSER              CA      92253      Condominium      Secondary         Purchase              Rapid       74.54
6172981091    POPPE               NC      27006          PUD           Primary          Purchase            Standard      80.00
6173996155    SCHIFF              MD      20816     Single Family      Primary          Refinance             Rapid       74.75
6174368701    DESOUZA             CA      92626     Single Family      Primary          Refinance             Rapid       71.76
6174742129    TEAL                VA      23226     Single Family      Primary     Cash-out Refinance       Standard      67.96
6175576989    LE                  CA      91362     Single Family      Primary          Purchase              Rapid       80.00
6176366927    DELODOVICI          CA      94065          PUD           Primary          Purchase              Rapid       62.50
6178334758    OLIVA               CA      94030     Single Family      Primary     Cash-out Refinance       Standard      60.25
6178831787    RIOS                CA      94920     Single Family      Primary          Refinance             Rapid       53.24
6179208399    GREENLEE            CA      91377     Single Family      Primary     Cash-out Refinance         Rapid       67.32
6179909517    YEE                 CA      94086      Condominium       Primary          Purchase            Standard      80.00
6180650068    DAVIDGE             CA      94010     Single Family      Primary     Cash-out Refinance         Rapid       44.73
6181875342    BALLIN              CA      95128     Single Family      Primary          Refinance             Rapid       69.87
6182581238    NAZARADEH           CA      95120     Single Family      Primary          Purchase            Standard      35.96
6183486064    STEINMEIER          CA      90250     Single Family      Primary          Purchase            Standard      80.00
6186398688    LU                  CA      94539          PUD           Primary          Purchase              Rapid       49.86
6190381878    TINNEY              CA      94019     Single Family      Primary          Refinance             Rapid       78.60
6191958617    HODGES              FL      34239     Single Family      Primary          Refinance           Standard      50.00
6192772660    JOHNSON             CA      94402     Single Family      Primary          Purchase            Standard      80.00
6195019168    ZUCK                DC      20016     Single Family      Primary          Refinance             Rapid       76.61
6196159633    MASTROGANY          CA      92672     Single Family      Primary          Refinance             Rapid       48.07
6196199670    STABBE              MD      20854     Single Family      Primary          Refinance             Rapid       66.66
6197235705    COLMIGNOLI          VA      23226     Single Family      Primary          Purchase              Rapid       80.00
6200167697    CHURCHILL           CA      95120     Single Family      Primary     Cash-out Refinance       Standard      59.37
6201018980    NGUYEN              CA      95121     Single Family      Primary     Cash-out Refinance       Standard      75.00
6201285977    SCHMELTZER          CA      92677          PUD           Primary     Cash-out Refinance         Rapid       51.13
6201440044    SABATINI            CA      94010     Single Family      Primary          Refinance           Standard      25.94
6202881642    NAVARRETE           CA      94404          PUD           Primary     Cash-out Refinance       Standard      65.74
6203985384    WONG                CA      95409     Single Family      Primary          Purchase              Rapid       80.00
6205555466    CARLTON             CA      94010     Single Family      Primary          Refinance           Standard      59.46
6205716373    THAYER              GA      31411          PUD           Primary          Purchase            Standard      76.33
6207115616    MEDWADOWSKI         CA      94530     Single Family      Primary          Refinance           Standard      60.55
6207128973    D'CRUZ              CA      94087     Single Family      Primary     Cash-out Refinance         Rapid       48.64
6208311842    VAN WYCK            FL      33316     Single Family      Primary     Cash-out Refinance       Standard      75.00
6208629854    CAPLAN              CA      90740     Single Family      Primary          Refinance           Standard      79.94
6208711538    SARNAT              CA      90064     Single Family      Primary          Purchase              Rapid       67.16
6209101671    BUSHEY              CA      92625      Condominium       Primary          Refinance           Standard      74.66
6210960289    SHUTE               AZ      85262          PUD           Primary          Refinance             Rapid       54.36
6211865123    SILVERSTEIN         CA      95070     Single Family      Primary          Refinance             Rapid       21.96
6212821430    MIHELICH            FL      33327          PUD           Primary          Purchase              Rapid       80.00
6212887399    BUXTON              CA      92107     Single Family      Primary          Purchase            Standard      80.00
6213228742    DOTY                CA      94507          PUD           Primary          Refinance           Standard      40.10
6213989723    DELEMOS             TX      75093     Single Family      Primary          Refinance        All Ready Home   79.15
6214156108    GOWLAND             MD      21030     Single Family      Primary     Cash-out Refinance         Rapid       55.23
6214261437    TOWHEED             VA      20171          PUD           Primary     Cash-out Refinance       Standard      75.00
6214402114    CHATRATHI           CA      95130     Single Family      Primary          Refinance             Rapid       69.83
6215369791    JOHNSTON            CA      94117     Single Family      Primary          Refinance        All Ready Home   75.00
6216269719    DHARIA              CA      94555          PUD           Primary          Refinance           Standard      79.68
6217695466    YUDELL              CA      90077     Single Family      Primary     Cash-out Refinance         Rapid       59.13
6218379805    BLUMFIELD           TX      77401     Single Family      Primary          Refinance           Standard      54.82
6220360926    BLACKWELDER         MD      20815     Single Family      Primary          Refinance           Standard      54.00
6220994492    DELEGEANE           CA      95035     Single Family      Primary     Cash-out Refinance       Standard      46.97
6221867127    SERVOSS             NC      27514     Single Family      Primary          Refinance           Standard      75.85
6223533305    GARCIA              CA      91381          PUD           Primary          Purchase            Standard      79.99
6224571601    DORAN               CA      94107      Condominium       Primary          Refinance           Standard      80.00
6224707866    LE DOUX             CA      94563     Single Family      Primary          Purchase            Standard      80.00
6224843562    KUPCZYK             FL      34108    High-Rise Condo    Secondary         Refinance           Standard      72.74
6224878188    HODGE               ID      83702     Single Family     Secondary         Refinance             Rapid       77.76
6225263802    MAHONEY             CA      92651     Single Family      Primary          Refinance           Standard      76.47
6225314829    SMITH               CA      95037     Single Family      Primary          Purchase            Standard      80.00
6225772828    PATTERSON           FL      33767     Single Family      Primary     Cash-out Refinance       Standard      62.50
6230349794    MARTIN              MD      20816     Single Family      Primary          Refinance           Standard      70.00
6230516582    LOPEZ               FL      33156     Single Family      Primary          Purchase            Standard      80.00
6231542595    BORDIN              CA      94080     Single Family      Primary     Cash-out Refinance       Standard      75.00
6231602498    GHOSH               CA      95138      Condominium       Primary          Refinance             Rapid       79.89
6233594545    COLLEGE             CO      80439     Single Family      Primary          Purchase              Rapid       80.00
6237186710    YATES               CA      94609     Single Family      Primary          Refinance             Rapid       80.00
6237590028    COSTA               CA      92124     Single Family      Primary     Cash-out Refinance         Rapid       56.86
6237731382    LECHMANIK           FL      34103    High-Rise Condo     Primary          Refinance             Rapid       65.71
6237837825    CRUMP               CA      94103      Condominium       Primary          Refinance           Standard      66.24
6241864914    JOYCE               KS      66209          PUD           Primary     Cash-out Refinance       Standard      70.00
6242122841    VON FELDT           CA      94028     Single Family      Primary          Purchase              Rapid       19.31
6243761803    SCHMITT             FL      34108    High-Rise Condo     Primary          Purchase            Standard      80.00
6244266778    ROSS                CA      92675     Single Family      Primary     Cash-out Refinance       Standard      61.22
6245223539    JOHNSTON            CA      95124     Single Family      Primary          Purchase            Standard      80.00
6246932260    PATEL               CA      94568          PUD           Primary          Refinance             Rapid       51.18
6248588870    MARKS               TX      75205     Single Family     Secondary         Purchase            Standard      79.99
6248638154    WEGGELAND           CA      92506     Single Family      Primary          Purchase              Rapid       80.00
6248966944    WALSH               CA      95062     Single Family      Primary          Refinance             Rapid       79.59
6253620071    SOLBERG             ID      83814     Single Family      Primary          Purchase              Rapid       80.00
6254797381    DENNING             CA      92672          PUD           Primary          Refinance           Standard      65.32
6255519917    LUKES               CA      95118     Single Family      Primary          Refinance             Rapid       80.00
6255575216    RIEMER              MD      21131     Single Family      Primary     Cash-out Refinance       Standard      60.19
6256851004    NEBEKER             FL      33305    High-Rise Condo    Secondary         Purchase            Standard      80.00
6259779004    EMERT               CA      91381          PUD           Primary          Purchase              Rapid       95.00
6259915129    KURAISHY            CA      95032     Single Family      Primary     Cash-out Refinance         Rapid       69.48
6260894974    MATHESON JR         CA      94514     Single Family      Primary     Cash-out Refinance       Standard      52.38
6261873761    MASTER              CA      94110       Two Family       Primary          Purchase            Standard      80.00
6264766400    LIAGHAT             CA      92037     Single Family      Primary          Refinance             Rapid       18.66
6265199643    WU                  CA      94010     Single Family      Primary     Cash-out Refinance         Rapid       51.72
6265597689    WILLIAMS            CA      95014     Single Family      Primary     Cash-out Refinance       Standard      60.00
6266224499    VARGHESE            CA      95132     Single Family      Primary          Refinance             Rapid       79.43
6267274261    DRZAIC              CA      95037          PUD           Primary          Purchase              Rapid       80.00
6268293401    SMITH SR            CA      95004     Single Family      Primary     Cash-out Refinance         Rapid       58.26
6268307763    RHEA                MO      63122     Single Family      Primary          Refinance             Rapid       71.66
6269256001    ROLLER              CA      92679          PUD           Primary          Purchase              Rapid       58.25
6272081610    HOLZER              FL      33484          PUD           Primary          Refinance        All Ready Home   65.21
6272682235    JO                  CA      95765          PUD          Secondary         Purchase              Rapid       80.00
6273218526    HENNESSY            CA      95124     Single Family      Primary          Purchase              Rapid       80.00
6273453404    RE                  CA      94044     Single Family      Primary     Cash-out Refinance       Standard      64.66
6274209219    SONNENBERG          MD      21702     Single Family      Primary          Refinance             Rapid       80.00
6275949946    MARTINEZ            CA      90068     Single Family      Primary          Purchase            Standard      80.00
6276572572    KIMMEL              CA      94954     Single Family      Primary          Refinance             Rapid       59.61
6276936355    MISHLER             WA      98042          PUD           Primary          Purchase            Standard      95.00
6281099876    KARLSEN             CA      90274     Single Family      Primary          Purchase            Standard      80.00
6281619681    LIAO                CA      95014          PUD           Primary          Refinance             Rapid       75.00
6281987278    SYPAL               DC      20002     Single Family      Primary          Purchase            Standard      80.00
6282157954    SUN                 CA      92660     Single Family      Primary          Refinance             Rapid       57.84
6282563292    ZWISSLER            CA      90005     Single Family      Primary          Refinance           Standard      65.95
6282902961    WOODS               WA      98038          PUD           Primary     Cash-out Refinance       Standard      84.38
6284124390    BLOCK               SC      29464          PUD           Primary          Purchase              Rapid       80.00
6286134504    LIENAU III          CA      92649     Single Family      Primary          Purchase            Standard      80.00
6286236192    LEWIS               SC      29582          PUD           Primary     Cash-out Refinance       Standard      59.25
6286944779    NGUYEN              CA      94539     Single Family      Primary          Purchase            Standard      80.00
6287526435    LEE                 CA      94122     Single Family      Primary          Purchase              Rapid       76.47
6287692682    RAW                 SC      29928          PUD           Primary          Refinance             Rapid       49.06
6289630284    FOSTER              GA      31401     Single Family      Primary          Refinance             Rapid       45.82
6290335030    FLETCHER            VA      20124     Single Family      Primary          Purchase              Rapid       80.00
6291791173    FORKE               CA      94131      Condominium       Primary          Purchase              Rapid       80.00
6291978952    WITT                MA      02129       Two Family       Primary          Purchase            Standard      80.00
6292215735    GODFREY             NV      89117          PUD           Primary          Refinance           Standard      84.88
6292764864    BENJAMIN            CA      92663      Condominium       Primary          Refinance        All Ready Home   55.00
6293160211    NEUHOFF JR          TN      37215          PUD           Primary          Refinance           Standard      80.00
6293394786    SHIRLEY             CA      90266     Single Family      Primary          Refinance             Rapid       78.75
6293841711    CANAS               CA      94044     Single Family      Primary     Cash-out Refinance       Standard      54.00
6296358341    PHAM                CA      92130          PUD           Primary          Refinance             Rapid       52.50
6298264364    WILLENSKY           CA      94102     Single Family      Primary          Purchase            Standard      80.00
6299965175    COLEMAN III         SC      29206     Single Family      Primary          Purchase              Rapid       80.00
6301146822    REITER              CA      94945     Single Family      Primary          Refinance        All Ready Home   44.93
6302906554    MILLINGTON II       CA      94550     Single Family      Primary          Purchase            Standard      79.98
6302908717    WILKS               CA      94025     Single Family      Primary          Purchase              Rapid       80.00
6306984821    GUTEKUNST           SC      29585     Single Family     Secondary         Refinance           Standard      77.61
6308166666    BYABAGYE            CA      95121     Single Family      Primary     Cash-out Refinance         Rapid       69.64
6308883732    BRODKIN             CA      92117     Single Family      Primary          Refinance           Standard      73.92
6309275326    SCHULTZ             CA      91786     Single Family      Primary          Purchase              Rapid       80.00
6309795893    MCLEOD              CA      92101    High-Rise Condo     Primary          Refinance           Standard      53.33
6313093939    DEFLORIO            OR      97210     Single Family      Primary          Refinance             Rapid       69.97
6316397626    CUPPIA              GA      30075          PUD           Primary     Cash-out Refinance         Rapid       69.91
6316600763    JAMES               CA      94510     Single Family      Primary          Refinance           Standard      80.00
6320104422    MESAROS             CA      94010     Single Family      Primary          Refinance             Rapid       75.56
6321240142    LEHMAN              CA      94705     Single Family      Primary     Cash-out Refinance         Rapid       29.71
6323127479    MCWHORTER III       MD      20852          PUD           Primary          Purchase              Rapid       80.00
6323796323    BANGERTER           CA      93611     Single Family      Primary          Purchase            Standard      80.00
6323939261    PAINTER             CA      94563     Single Family      Primary          Purchase            Standard      80.00
6324487849    SEWERIN             CA      94404     Single Family      Primary     Cash-out Refinance       Standard      55.28
6326658702    YE                  CA      91362          PUD           Primary          Purchase              Rapid       80.00
6327170533    BRAY                CO      80220     Single Family      Primary          Purchase              Rapid       80.00
6330758399    HENDERSON           CA      94611     Single Family      Primary          Refinance             Rapid       40.02
6331155041    NEWTON              CA      95014     Single Family      Primary          Refinance        All Ready Home   65.85
6331488673    CUNNINGHAM          AZ      85718     Single Family      Primary          Purchase            Standard      80.00
6331684412    TIMBRELL            CA      94115      Condominium       Primary          Purchase              Rapid       45.66
6332249868    COVIELLO            MA      01845     Single Family      Primary     Cash-out Refinance       Standard      75.00
6336731515    EARLY               NC      28210          PUD           Primary          Refinance           Standard      78.63
6336885477    CURL                CA      95120          PUD           Primary     Cash-out Refinance         Rapid       56.77
6337045279    ARCHIBALD           CA      93923     Single Family      Primary     Cash-out Refinance       Standard      60.42
6337090465    HATCHER-BRUCKNE     CA      93021     Single Family      Primary          Refinance             Rapid       80.00
6338248047    RIOJAS              MO      64152     Single Family      Primary          Purchase              Rapid       69.22
6338445569    NOSTRAME ESQ        MD      20817     Single Family      Primary          Purchase              Rapid       80.00
6340558201    DOTY                CA      95356     Single Family      Primary          Purchase            Standard      78.57
6340674131    MAHAN               SC      29575          PUD           Primary          Refinance             Rapid       88.14
6340985123    RIVAS SR            CA      94070     Single Family      Primary          Purchase              Rapid       80.00
6341996574    MOHAN               CA      95131     Single Family      Primary          Refinance             Rapid       75.00
6342679724    CLOUGH              VA      23059          PUD           Primary          Purchase            Standard      55.94
6342857023    CIPOLLA             CA      94583     Single Family      Primary          Refinance             Rapid       66.43
6343374572    RABBE               CA      94025          PUD           Primary          Refinance        All Ready Home   68.85
6343628035    SMAILS              MD      20878          PUD           Primary          Purchase              Rapid       80.00
6345626433    WILLIAMS            SC      29464          PUD           Primary          Purchase            Standard      77.41
6345724550    COLLIER SR          SC      29204     Single Family      Primary          Refinance           Standard      67.14
6346973107    PANDONG             CA      94538     Single Family      Primary     Cash-out Refinance         Rapid       63.44
6347167840    GRUNE               CA      95076     Single Family      Primary          Refinance             Rapid       38.71
6347342096    RICK                IN      46033          PUD           Primary          Purchase              Rapid       80.00
6347688613    O'CONNELL JR        CA      95138          PUD           Primary     Cash-out Refinance       Standard      37.26
6348007730    REED                CA      95005     Single Family      Primary     Cash-out Refinance         Rapid       62.72
6349235926    COTA                CA      92109     Single Family      Primary          Refinance             Rapid       72.29
6349775962    CLEARY              CA      94555     Single Family      Primary          Refinance             Rapid       76.62
6349902129    LINHARES            AZ      85749          PUD           Primary          Refinance           Standard      80.00
6350532831    HEATH III           MD      21158     Single Family      Primary          Refinance             Rapid       73.57
6353579490    LEWIS               CA      94403     Single Family      Primary     Cash-out Refinance       Standard      54.54
6356261500    HOLCOMB             CA      95030     Single Family      Primary          Refinance        All Ready Home   12.14
6357813176    MISHRA              CA      94539     Single Family      Primary          Purchase            Standard      80.00
6358419833    MARCHETTA           FL      33139    High-Rise Condo    Secondary         Purchase            Standard      75.00
6358483847    WARD                MI      49117      Condominium      Secondary    Cash-out Refinance       Standard      70.00
6358521729    LI                  CA      92130          PUD           Primary          Purchase              Rapid       79.62
6359600688    DE PREZ             CA      90630     Single Family      Primary          Purchase            Standard      68.85
6359805329    SMEDEBY             CA      92694          PUD           Primary          Purchase            Standard      79.95
6360123803    SENGUPTA            CA      94539          PUD           Primary          Refinance           Standard      77.11
6361664508    MENDOZA             CA      95127     Single Family      Primary          Purchase            Standard      95.00
6364581097    REDDIN              CA      92679          PUD           Primary          Purchase              Rapid       63.63
6366383062    SYKES               CA      94131     Single Family      Primary          Purchase            Standard      80.00
6368615354    STEGEMILLER         CA      94526          PUD           Primary          Refinance           Standard      31.48
6368707888    MAINVILLE           CA      95032     Single Family      Primary     Cash-out Refinance       Standard      50.73
6368956691    NAIKER              CA      94544     Single Family      Primary          Purchase              Rapid       80.00
6370780212    LUFTMAN             CA      95129     Single Family      Primary          Purchase            Standard      80.00
6371598480    CHAPMAN III         GA      30014     Single Family      Primary          Refinance             Rapid       76.61
6371828085    DUTCHER             CA      90266     Single Family      Primary          Refinance           Standard      45.33
6372272838    RAO                 CA      94087     Single Family      Primary          Purchase            Standard      79.25
6372503265    PENLEY              TN      37205          PUD           Primary          Purchase            Standard      72.13
6372573045    DHULIPALA           CA      95014     Single Family      Primary          Refinance           Standard      74.41
6372595303    RENWICK             CA      95831          PUD           Primary          Refinance             Rapid       75.55
6374106398    SWIATEK             CA      92663     Single Family      Primary          Refinance             Rapid       69.14
6374650296    DUNN                CA      90293     Single Family      Primary          Refinance             Rapid       80.00
6375064638    OW                  CA      94065          PUD           Primary          Purchase            Standard      37.20
6375366165    STRATTON            CA      92653          PUD           Primary          Refinance        All Ready Home   74.76
6377152381    STAROV              CA      95032     Single Family      Primary     Cash-out Refinance       Standard      50.00
6378477324    CONNOR              CA      94028     Single Family      Primary          Refinance           Standard      49.25
6381808853    RAGHAVAN            CA      95135     Single Family      Primary          Refinance             Rapid       40.69
6382358502    WADE                CA      92677          PUD           Primary          Purchase              Rapid       53.68
6382380928    SVILICH             CA      90803     Single Family      Primary          Refinance             Rapid       59.15
6382769179    MAYO                CA      90803     Single Family      Primary     Cash-out Refinance         Rapid       67.44
6383456008    NEVILLE             CA      94901     Single Family      Primary     Cash-out Refinance       Standard      59.25
6383457469    WARREN              CA      94070     Single Family      Primary          Purchase            Standard      80.00
6387160804    DEVARAKONDA         CA      95148     Single Family      Primary          Refinance             Rapid       80.00
6390437553    REEVES              CA      94403     Single Family      Primary          Purchase              Rapid       80.00
6391885503    BEDNARCZYK          CA      94043       Two Family       Primary          Refinance           Standard      73.17
6392535297    STAHLER             CA      95117     Single Family      Primary          Purchase              Rapid       80.00
6396706167    MORELAN             WA      98004     Single Family      Primary     Cash-out Refinance         Rapid       75.00
6397085256    GIOUROUSIS          CA      95125     Single Family      Primary     Cash-out Refinance       Standard      48.38
6397173730    BETANCOURT          CA      92109     Single Family      Primary     Cash-out Refinance       Standard      70.00
6399314431    MAGGANAS            CA      94611     Single Family      Primary          Purchase            Standard      80.00
6400607146    LOCKWOOD            CA      92075     Single Family      Primary          Refinance           Standard      64.24
6401135352    NGUYEN              CA      95136     Single Family      Primary          Refinance             Rapid       80.00
6402473646    HEBERT              CA      94611     Single Family      Primary     Cash-out Refinance       Standard      50.90
6402537523    BAUR                CA      94619     Single Family      Primary          Purchase              Rapid       80.00
6402598848    HAUSMANN            CA      92672     Single Family      Primary     Cash-out Refinance       Standard      75.00
6402605684    CHRISTIAN           SC      29464     Single Family      Primary          Purchase              Rapid       80.00
6403874131    MCFALL              FL      33140     Single Family      Primary          Refinance           Standard      74.72
6404624261    TOMLINSON           CT      06840     Single Family      Primary          Purchase              Rapid       80.00
6405307031    BOUDREAU            NC      28277          PUD           Primary          Purchase              Rapid       80.00
6406499290    CLARKE              GA      30019          PUD           Primary          Refinance             Rapid       73.64
6409657845    MOSS                CA      92672     Single Family      Primary     Cash-out Refinance         Rapid       66.03
6411223552    ZENDEDELHAGHIGH     CA      94536     Single Family      Primary          Refinance           Standard      70.00
6411489575    FALK                CA      94598     Single Family      Primary     Cash-out Refinance       Standard      66.66
6411599001    COFFEY              CA      95746     Single Family      Primary          Refinance             Rapid       70.00
6412823756    BURNS               TX      76092          PUD           Primary          Purchase            Standard      79.55
6414868262    VERBITS             CA      94404          PUD           Primary     Cash-out Refinance       Standard      66.92
6415071643    TAN                 CA      94568          PUD           Primary          Purchase              Rapid       71.85
6415360772    HAY                 SC      29464     Single Family      Primary          Refinance             Rapid       72.48
6416521414    BUTLER              CA      92861     Single Family      Primary          Purchase            Standard      73.86
6417095574    BUSH                IL      60201     Single Family      Primary          Refinance             Rapid       64.00
6418403330    SCHREPFERMAN        CA      95120     Single Family      Primary          Purchase            Standard      80.00
6423838843    MATHAI              VA      20121          PUD           Primary          Purchase              Rapid       80.00
6424454400    CLANCEY             CA      95125     Single Family      Primary          Purchase              Rapid       80.00
6426170640    EAST                CA      94583          PUD           Primary          Refinance             Rapid       48.96
6426521966    MAGLIARO            CA      94025     Single Family      Primary          Purchase            Standard      77.75
6428638446    REGISTER II         CA      94517     Single Family      Primary     Cash-out Refinance    All Ready Home   64.28
6428703364    CARTSONIS           CA      94303          PUD           Primary          Refinance             Rapid       76.06
6430770526    MOORE               CA      90265     Single Family      Primary     Cash-out Refinance         Rapid       56.53
6431094223    ZIMMERMAN           VA      22903     Single Family      Primary          Purchase              Rapid       80.00
6432295506    POLLACK             CA      91362          PUD           Primary          Purchase            Standard      75.00
6432725205    SCHWEFEL            MN      55331     Single Family      Primary          Refinance           Standard      71.32
6433822068    BINDER              CA      91030     Single Family      Primary          Purchase              Rapid       79.99
6435576860    DIAZ                CA      94544          PUD           Primary     Cash-out Refinance       Standard      62.90
6436075144    MCCARTER            WA      98006     Single Family      Primary          Refinance           Standard      73.70
6436871526    DAVID               CA      94404      Condominium       Primary          Purchase              Rapid       80.00
6438486000    O'LEARY             MD      20815    High-Rise Condo     Primary          Purchase              Rapid       50.00
6438654862    BOESE III           CA      92861     Single Family      Primary     Cash-out Refinance         Rapid       63.81
6439283364    MEGLEN              CA      92677          PUD           Primary          Refinance        All Ready Home   58.88
6439541969    MASARACIOGLU        CA      95123     Single Family      Primary          Purchase              Rapid       80.00
6440645031    TWIETMEYER          CA      94041     Single Family      Primary          Refinance        All Ready Home   60.03
6441073464    MARGULIES           CA      94085      Condominium       Primary          Refinance             Rapid       74.56
6441989990    SNYDER              CA      94517     Single Family      Primary          Purchase            Standard      80.00
6443365439    HULL                CA      95127     Single Family      Primary     Cash-out Refinance       Standard      73.17
6445505735    NEWMAN JR           CA      90272     Single Family      Primary          Refinance           Standard      55.15
6447408979    VOLLENHALS          NV      89511     Single Family      Primary          Refinance             Rapid       61.92
6448231958    WALTERS             CA      94901     Single Family      Primary          Refinance        All Ready Home   27.18
6449777900    DAVIS               CA      91356     Single Family      Primary          Refinance           Standard      60.60
6449844247    REDDELL             NV      89451     Single Family     Secondary         Refinance           Standard      41.66
6450564239    OH                  CA      93924     Single Family      Primary          Refinance           Standard      70.93
6451993528    MARRS               CA      94010     Single Family      Primary     Cash-out Refinance       Standard      59.09
6452422766    WEILER              IL      60525     Single Family      Primary          Purchase              Rapid       80.00
6456445656    EBERT               GA      30342          PUD           Primary          Purchase            Standard      79.51
6456670139    GRANT               CO      80501     Single Family      Primary     Cash-out Refinance       Standard      75.00
6458571962    WOOTON              CA      93950     Single Family     Secondary    Cash-out Refinance       Standard      42.01
6459049323    DETTLOFF            CA      94062     Single Family      Primary          Purchase              Rapid       80.00
6459051493    KISTLER             CA      91320          PUD           Primary          Purchase              Rapid       79.99
6460463844    BISHAY              CA      92653          PUD           Primary          Refinance           Standard      59.02
6463225141    SEMEL               FL      33179          PUD           Primary          Refinance             Rapid       71.00
6463774759    GALE                CA      91302          PUD           Primary          Refinance           Standard      62.58
6463970803    HOPSON              SC      29910          PUD           Primary          Refinance        All Ready Home   62.37
6464482345    NEWMAN              CA      95035     Single Family      Primary          Refinance             Rapid       67.05
6465021316    VIA                 CA      95008     Single Family      Primary     Cash-out Refinance         Rapid       65.27
6466164826    SABATINE            CA      95403     Single Family      Primary          Purchase              Rapid       66.34
6468363806    BIGGERS             CA      90077      Condominium       Primary          Refinance             Rapid       74.71
6469095506    DELCARDAYRE         CA      94002     Single Family      Primary     Cash-out Refinance         Rapid       54.00
6469529652    ELSON               CA      94588          PUD           Primary          Purchase              Rapid       80.00
6470605400    MAYFIELD            AZ      85259          PUD           Primary     Cash-out Refinance       Standard      68.36
6470710572    KELLEY              CA      93908     Single Family      Primary          Refinance             Rapid       31.15
6474297634    WILLIAMS            MD      20878     Single Family      Primary     Cash-out Refinance       Standard      75.00
6474772008    LEMKE               CA      90278     Single Family      Primary          Refinance             Rapid       80.00
6475140403    EICHENBAUM III      CA      94014     Single Family      Primary     Cash-out Refinance       Standard      65.78
6478561779    KAKATKAR            CA      95051     Single Family      Primary          Refinance             Rapid       70.00
6478810036    BAKER               CA      94065          PUD           Primary          Refinance           Standard      60.22
6479104835    STAMOS              CA      94611     Single Family      Primary     Cash-out Refinance         Rapid       58.19
6479439736    BERENDES            CA      92679          PUD           Primary          Purchase              Rapid       80.00
6481372016    NICHOLS             TN      37027     Single Family      Primary          Purchase              Rapid       80.00
6484229825    GIACOMELLI JR       CA      95051     Single Family      Primary          Refinance             Rapid       74.92
6485450131    SFARD               CA      94404     Single Family      Primary          Purchase            Standard      80.00
6485902768    NEWMAN              CA      92109     Single Family      Primary          Refinance             Rapid       54.54
6485923525    HEBERT              CA      94610     Single Family      Primary     Cash-out Refinance       Standard      60.00
6486778134    THODE               CA      94612    High-Rise Condo     Primary          Purchase            Standard      80.00
6487325877    GHASSEMIAN          CA      95132     Single Family      Primary          Refinance             Rapid       69.38
6487558782    BATMANGHELICH       CA      94085      Condominium       Primary     Cash-out Refinance       Standard      75.00
6488379899    HOFFMAN             CA      94558     Single Family      Primary     Cash-out Refinance         Rapid       58.65
6488609998    SANDOVAL            CA      95122     Single Family      Primary          Purchase            Standard      95.00
6491739774    GULISANO            CA      95120          PUD           Primary     Cash-out Refinance       Standard      54.16
6493430034    AXTELL              CA      92692          PUD           Primary          Purchase            Standard      80.00
6494742809    GRAY                CA      90293     Single Family      Primary          Purchase            Standard      80.00
6495104157    LUO                 CA      94539          PUD           Primary          Refinance             Rapid       53.04
6495636588    HOWELLS             CA      94112     Single Family      Primary     Cash-out Refinance       Standard      75.00
6497805249    HAUGEN              CA      94010     Single Family      Primary          Refinance        All Ready Home   50.00
6498118659    MCDONNELL III       CA      94025     Single Family      Primary          Refinance           Standard      70.00
6498320560    RUSLEY              CA      94044     Single Family      Primary          Refinance        All Ready Home   65.29
6498474474    STRACHMAN           CA      95124     Single Family      Primary          Purchase              Rapid       80.00
6499864350    MCBANE              FL      33706     Single Family      Primary     Cash-out Refinance       Standard      31.25
6503090703    COOGAN              CA      94552          PUD           Primary          Refinance             Rapid       80.00
6504106417    GADE                CA      94536     Single Family      Primary     Cash-out Refinance       Standard      75.00
6504941623    BENDERAS            CA      95123     Single Family      Primary          Purchase            Standard      80.00
6507862719    NADER               CA      95124     Single Family      Primary     Cash-out Refinance         Rapid       70.00
6508268726    OMAR                CA      95492          PUD           Primary     Cash-out Refinance         Rapid       61.53
6508594238    CARLIER             AZ      85737          PUD           Primary          Purchase            Standard      50.78
6509052327    OLSON               CA      94402     Single Family      Primary          Refinance           Standard      80.00
6509499536    JAIN                CA      94404     Single Family      Primary          Refinance             Rapid       73.79
6509737828    ANDERSON            CA      94022     Single Family      Primary          Refinance           Standard      11.36
6509807969    O'HARA              CA      94116     Single Family      Primary          Purchase              Rapid       80.00
6510709832    LEE                 CA      94085     Single Family      Primary          Refinance             Rapid       64.36
6512736783    WHELAN              MD      21043          PUD           Primary          Purchase              Rapid       79.94
6513416518    WALLACE JR          MD      20878     Single Family      Primary          Purchase              Rapid       58.82
6514096939    GUINTO              CA      92129     Single Family      Primary     Cash-out Refinance       Standard      69.36
6514906574    DARLING             CA      94588     Single Family      Primary     Cash-out Refinance         Rapid       62.07
6515514864    ASH                 CA      95014          PUD           Primary     Cash-out Refinance       Standard      46.42
6515596481    CHERNOW             IL      60010     Single Family      Primary          Purchase              Rapid       80.00
6517265069    ALDEA ROXAS         CA      94015     Single Family      Primary     Cash-out Refinance       Standard      71.11
6517999899    ROBLES              CA      95123     Single Family      Primary     Cash-out Refinance         Rapid       72.31
6519325911    CRONE               CA      95136     Single Family      Primary          Refinance             Rapid       47.15
6519780883    JAFFE               WA      98034     Single Family      Primary          Purchase            Standard      95.00
6520402857    VERHULST            CA      90740     Single Family      Primary     Cash-out Refinance         Rapid       60.38
6520432805    RIN                 FL      34103    High-Rise Condo    Secondary         Refinance             Rapid       55.00
6520893964    OTTAVIS             CA      95136     Single Family      Primary          Refinance             Rapid       64.43
6521437415    SHEPARD             CA      92109     Single Family      Primary     Cash-out Refinance         Rapid       68.21
6521518800    SILVEIRA            CA      95023     Single Family      Primary     Cash-out Refinance       Standard      63.04
6521674892    NICHOLS             CA      92210     Single Family      Primary          Purchase            Standard      80.00
6521938263    HWANG               CA      94502          PUD           Primary          Purchase              Rapid       80.00
6521998754    PRESS               IL      60062     Single Family      Primary          Purchase              Rapid       80.00
6522444360    GRANT               NM      87501          PUD           Primary          Refinance             Rapid       40.42
6523674338    MYERS               CA      95023     Single Family      Primary     Cash-out Refinance       Standard      69.23
6523987656    MARTZ               DC      20016     Single Family      Primary          Refinance           Standard      73.61
6524255954    SANDHU              CA      92130          PUD           Primary          Refinance             Rapid       45.45
6524768683    CADIEUX             CA      92069          PUD           Primary          Refinance             Rapid       79.14
6525369671    WEBB                CA      94070     Single Family      Primary          Refinance             Rapid       65.64
6527104381    BRAXTON             CA      94402     Single Family      Primary     Cash-out Refinance       Standard      47.27
6529056753    GRUBIN              CA      91316     Single Family      Primary          Refinance           Standard      77.07
6530196499    GROVE               ID      83340      Condominium      Secondary         Purchase            Standard      79.88
6531194501    HUNTER              CA      92625      Condominium       Primary          Purchase              Rapid       75.00
6532209704    OTTMAN              CA      94536     Single Family      Primary          Refinance             Rapid       80.00
6532471098    BURGESS             CA      95032          PUD           Primary          Refinance             Rapid       42.75
6532726855    FELTER              CA      94510     Single Family      Primary          Purchase              Rapid       80.00
6532788798    MAINORD             NC      28277          PUD           Primary          Refinance             Rapid       80.00
6533511850    LACKEY              TN      37027          PUD           Primary          Purchase              Rapid       80.00
6534336356    KHAN                CA      94550     Single Family      Primary          Purchase            Standard      80.00
6534985707    FORSYTH             CA      94704      Condominium       Primary          Refinance           Standard      74.28
6536717165    ZEKANIS             CA      90068     Single Family      Primary          Purchase            Standard      89.88
6538609188    LA FLEUR            CA      91030     Single Family      Primary          Refinance           Standard      80.00
6539658739    COX                 CA      93921     Single Family      Investor         Purchase            Standard      69.23
6539953189    HENDERSON           MD      20659     Single Family      Primary          Refinance             Rapid       67.44
6541309578    YOSHIOKA            CA      94117      Condominium       Primary          Refinance        All Ready Home   41.88
6543135377    NWABUEZE            CA      91326          PUD           Primary          Refinance           Standard      75.83
6543897208    RANIERI             MA      02115      Condominium       Primary     Cash-out Refinance       Standard      51.33
6545424233    MANUEL              CA      95746          PUD           Primary          Purchase              Rapid       54.59
6545641133    LAVOIE              CA      94930     Single Family      Primary          Purchase              Rapid       80.00
6546392918    ROSSI JR            CA      94301     Single Family      Primary          Refinance           Standard      14.52
6547500980    REEDER              CA      92629          PUD           Primary          Refinance           Standard      56.48
6551375873    HARRISON            CA      94019     Single Family      Primary     Cash-out Refinance         Rapid       62.01
6551581272    HAUK                CA      94965     Single Family      Primary     Cash-out Refinance       Standard      53.26
6552411859    KAPLAN              NM      87501     Single Family     Secondary         Purchase              Rapid       64.07
6552771674    SCALISE             CA      91364     Single Family      Primary          Refinance             Rapid       70.00
6553648764    BELLANTI            CA      94402     Single Family      Primary          Refinance             Rapid       65.56
6553778215    GOLDBECK            CA      92037     Single Family      Primary     Cash-out Refinance       Standard      54.16
6554178688    RIGAL               CA      94556     Single Family      Primary     Cash-out Refinance         Rapid       75.00
6554526936    ROBINSON            CA      94559          PUD           Primary          Refinance             Rapid       60.86
6555145579    COSENTINO           CA      94580          PUD           Primary     Cash-out Refinance       Standard      79.20
6555332805    HANOVER             IL      60062     Single Family      Primary     Cash-out Refinance         Rapid       75.00
6555635256    BALMER              FL      34103      Condominium      Secondary    Cash-out Refinance       Standard      66.66
6555716684    THOMPSON            CA      94903     Single Family      Primary     Cash-out Refinance       Standard      53.10
6556219035    FINER               CA      94062          PUD           Primary          Refinance            Stated       23.91
6557027890    SCHWARZBART         CA      94901     Single Family      Primary     Cash-out Refinance         Rapid       50.00
6558476070    BURKE               CO      80126          PUD           Primary          Refinance             Rapid       80.00
6559349532    RANDHAWA            SC      29072          PUD           Primary          Refinance           Standard      80.00
6560089846    MAKHANOV            CA      94121     Single Family      Primary          Purchase            Standard      80.00
6560178813    TIANGCO             CA      94587     Single Family      Primary          Refinance             Rapid       77.92
6563083358    LOBEL               CA      92657          PUD           Primary          Refinance        All Ready Home   44.37
6563580379    IMBURGIA            NV      89511          PUD          Secondary         Purchase              Rapid       80.00
6565019749    GALE                CA      94402     Single Family      Primary          Refinance             Rapid       78.76
6565423107    MARCELLI            CO      80424          PUD           Primary     Cash-out Refinance       Standard      56.65
6567547234    KAELL               CA      94558     Single Family      Primary          Purchase              Rapid       79.79
6567667610    TARANTOLA           CA      94127     Single Family      Primary     Cash-out Refinance       Standard      69.35
6568708512    JETER               MD      20878     Single Family      Primary     Cash-out Refinance       Standard      80.00
6572095229    MULLINS             CA      95136     Single Family      Primary          Purchase            Standard      80.00
6572742960    GONZALES            CA      95014     Single Family      Primary          Refinance             Rapid       45.77
6574955271    LIM                 CA      95116          PUD           Primary          Refinance             Rapid       75.46
6576515958    ZIVKOVIC            CA      92009          PUD           Primary          Refinance           Standard      80.00
6576665241    ADERHOLD            TN      37205          PUD           Primary          Purchase              Rapid       72.00
6578682525    SHADID              CA      94928     Single Family      Primary          Refinance           Standard      65.62
6579453454    WALTERS             MO      63141          PUD           Primary          Purchase              Rapid       63.15
6580156229    HABIBI              CA      94538          PUD           Primary     Cash-out Refinance       Standard      73.88
6582212434    KAPLAN              CA      90274     Single Family      Primary          Refinance           Standard      46.80
6582612278    GOLDBERG            MD      20878          PUD           Primary          Refinance           Standard      52.20
6582631633    LOSENDO             CA      95127     Single Family      Primary     Cash-out Refinance       Standard      69.40
6583021537    BROWN               CA      90605     Single Family      Primary     Cash-out Refinance       Standard      72.72
6583983181    EISIMINGER          CA      94558     Single Family      Primary          Refinance             Rapid       49.39
6586104702    ZELIKOWSKY          CA      90210     Single Family      Primary          Refinance           Standard      34.48
6586852094    KING                SC      29928      Condominium      Secondary         Purchase              Rapid       80.00
6587076347    AGARWAL             CA      94107      Condominium       Primary          Purchase            Standard      66.21
6587380350    HARPER              CA      92121          PUD           Primary          Purchase            Standard      80.00
6588336005    TRAN                CA      95111          PUD           Primary     Cash-out Refinance       Standard      71.76
6588877636    FIELD               CA      94585     Single Family      Primary     Cash-out Refinance         Rapid       75.00
6589857215    BISSELL III         CA      90045     Single Family      Primary     Cash-out Refinance       Standard      69.33
6590332810    CHASE               NC      27516          PUD           Primary     Cash-out Refinance       Standard      72.10
6590414063    SHERRILL            GA      30041     Single Family      Primary          Refinance             Rapid       65.00
6591339855    KATZ                FL      33140    High-Rise Condo     Primary          Purchase              Rapid       90.00
6593193862    SHARP               CA      94563     Single Family      Primary     Cash-out Refinance         Rapid       42.10
6593328799    ARCELLANA           CA      94605     Single Family      Primary     Cash-out Refinance       Standard      50.53
6595082576    MORLEY              CA      94404      Condominium       Primary     Cash-out Refinance       Standard      58.71
6596202785    KILROY JR           TX      77024     Single Family      Primary          Refinance        All Ready Home   64.43
6598022983    FARAZIAN            CA      94611     Single Family      Primary          Refinance             Rapid       48.33
6598055736    SHARMA              CA      95129     Single Family      Primary          Purchase            Standard      74.28
6599143853    CARROLL             CA      94070     Single Family      Primary          Refinance           Standard      63.75
6601805309    KRETCHMER           OR      97702     Single Family      Primary          Refinance           Standard      70.00
6603430189    RENFREW             CA      94131     Single Family      Primary          Refinance             Rapid       69.67
6603602969    HASAN               NC      28210          PUD           Primary     Cash-out Refinance       Standard      62.89
6604341278    MAHENDRU            CA      91307          PUD           Primary          Purchase            Standard      80.00
6604952280    HAMMARSKJOLD        FL      34145     Single Family     Secondary         Purchase              Rapid       69.56
6606638432    VENO                CA      94404     Single Family      Primary          Refinance           Standard      75.00
6608766397    NARANCIC            CA      94063     Single Family      Primary          Refinance           Standard      69.14
6609516205    LITTLE              CA      94925     Single Family      Primary          Purchase            Standard      80.00
6610191279    TATARIAN            CA      92675          PUD           Primary          Refinance             Rapid       47.22
6610274463    RIX                 CA      96150          PUD           Primary     Cash-out Refinance       Standard      68.45
6612924800    GROSSMAN            MD      20901     Single Family      Primary          Purchase            Standard      80.00
6614481114    MCCLURE             CA      90740       Two Family       Primary          Refinance        All Ready Home   62.63
6614852918    PETERSEN            CA      94114     Single Family      Primary          Purchase              Rapid       80.00
6615295497    AKERMAN             CA      94062     Single Family      Primary          Refinance             Rapid       16.66
6616744808    FRESTON             SC      29455          PUD          Secondary         Refinance           Standard      49.33
6618030990    BANTLY              CA      94925     Single Family      Primary     Cash-out Refinance       Standard      64.54
6620629813    BRENEMAN            CA      92625     Single Family      Primary          Purchase              Rapid       61.53
6624750151    BENSUSSEN           CA      90402     Single Family      Primary          Refinance             Rapid       26.30
6624811359    WILSON              CA      94022     Single Family      Primary     Cash-out Refinance         Rapid       31.48
6625439853    STEWART             FL      34110          PUD           Primary          Purchase              Rapid       80.00
6626017880    BRIDGEWATER         NV      89014          PUD           Primary          Purchase            Standard      58.76
6626585308    GALATEA             CA      95120     Single Family      Primary          Refinance             Rapid       64.00
6627910901    NAKAMURA            CA      92602          PUD           Primary          Refinance           Standard      65.15
6628677905    GINSBERG            CA      90272     Single Family      Primary          Purchase            Standard      75.00
6631229611    RINO                CA      95377          PUD           Primary          Purchase            Standard      54.53
6631785307    STERLING            WA      98831     Single Family     Secondary         Purchase            Standard      68.42
6633425811    HOOKER              CA      92064          PUD           Primary     Cash-out Refinance       Standard      60.10
6633513996    BAZINETT            CA      94087     Single Family      Primary     Cash-out Refinance       Standard      46.99
6634628066    COLAIZZI            CA      94070     Single Family      Primary     Cash-out Refinance       Standard      66.47
6635682302    SANFORD             AZ      85259     Single Family     Secondary         Purchase            Standard      75.00
6638232048    LAPINSKI            FL      33467          PUD           Primary          Purchase              Rapid       80.00
6639856068    SHAMSAVARI          CA      94947          PUD           Primary          Refinance           Standard      62.87
6643074203    RUBIN               MD      21030          PUD           Primary          Purchase            Standard      80.00
6643355636    FASSIOTTO           CA      94526          PUD           Primary          Purchase              Rapid       70.00
6643681734    SINGLETON           CA      95046     Single Family      Primary     Cash-out Refinance         Rapid       60.71
6643699546    CARRILLO            CA      95020     Single Family      Primary     Cash-out Refinance       Standard      70.00
6643842476    CARUSO              CA      92677          PUD           Primary          Refinance        All Ready Home   71.42
6644031475    GEARY JR            IL      60048     Single Family      Primary          Purchase              Rapid       53.63
6647237061    COBIELLA            FL      34996     Single Family      Primary          Purchase              Rapid       80.00
6647766689    WILKINSON           CA      94515     Single Family      Primary          Refinance           Standard      65.22
6647907515    MEADOR              ME      04609     Single Family     Secondary         Purchase            Standard      72.72
6648290887    ROBINSON            CA      94110      Condominium       Primary          Purchase             Stated       80.00
6649037881    COLEY               CA      94065     Single Family      Primary          Refinance           Standard      75.75
6649333405    PHILLIPS            CA      94002     Single Family      Primary          Purchase              Rapid       80.00
6649419626    BOKMAN              CA      94568      Condominium       Primary          Purchase              Rapid       89.99
6650747634    RIDER               MT      59911     Single Family     Secondary         Purchase            Standard      80.00
6652344273    KREIDL              CA      94024          PUD           Primary          Purchase              Rapid       79.91
6654128799    RUIZ                CA      94545     Single Family      Primary          Purchase            Standard      88.00
6655451968    BREWER              CA      92677          PUD           Primary     Cash-out Refinance         Rapid       64.81
6656811558    METZ                TX      75019          PUD           Primary          Purchase            Standard      76.81
6656918262    OLZAWSKI            VA      22124     Single Family      Primary     Cash-out Refinance       Standard      70.00
6658798126    ANDERSON            WA      98136     Single Family      Primary          Purchase            Standard      73.03
6659530148    PORTNOY             MD      20854          PUD           Primary          Refinance             Rapid       70.27
6659814765    CHICCA              CA      95070     Single Family      Primary          Purchase              Rapid       42.72
6661437142    QUIJANO             CA      95131      Condominium       Primary          Refinance             Rapid       74.20
6664576078    PATANKAR            CA      95124     Single Family      Primary          Purchase              Rapid       80.00
6665380165    SAPOSHNIK           CA      92672     Single Family      Primary          Purchase              Rapid       80.00
6665570245    COPPOLA             HI      96734     Single Family      Primary          Purchase            Standard      80.00
6667899477    ELLISON             CA      94107      Condominium       Primary          Purchase             Reduced      80.00
6669962166    MELLING             TN      37027     Single Family      Primary          Refinance           Standard      69.67
6671765714    MARTIN              CA      94960     Single Family      Primary          Refinance             Rapid       30.67
6671949144    APPLEBURY           CA      94549     Single Family      Primary     Cash-out Refinance       Standard      59.01
6673066590    CONNOR              CO      80004     Single Family      Primary          Purchase              Rapid       80.00
6674158933    LEE                 CA      93012          PUD           Primary          Purchase              Rapid       70.00
6674160939    ALLEN-SIEGFRIED     CA      94526     Single Family      Primary          Refinance           Standard      35.07
6674408643    REMILLARD           SC      29403     Single Family      Primary          Purchase              Rapid       80.00
6674570947    FABRIZZI            CA      94561     Single Family      Primary          Purchase              Rapid       80.00
6676611228    HOFSTEDT            CA      94062     Single Family      Primary          Refinance             Rapid       45.16
6679052529    WELLBANK JR         CA      92679          PUD           Primary     Cash-out Refinance         Rapid       60.00
6679635323    LEE                 CA      92612          PUD           Primary          Purchase              Rapid       75.00
6680232813    PARROTTA            CA      92101    High-Rise Condo     Primary          Purchase              Rapid       80.00
6681963440    STROUD II           CA      94702     Single Family      Primary          Refinance           Standard      79.82
6682175424    BAKER               CA      94062     Single Family      Primary          Purchase              Rapid       72.72
6683418716    LEE                 CA      91206     Single Family      Primary          Refinance             Rapid       80.00
6684783266    DAI                 CA      95014          PUD           Primary          Refinance           Standard      74.22
6687759727    GREENFIELD          DC      20015       Townhouse        Primary          Purchase            Standard      80.00
6691294026    DEMOULIN            CA      91011     Single Family      Primary          Refinance           Standard      69.60
6691776741    JAGANATHAN          CA      94404      Condominium       Primary          Refinance             Rapid       72.87
6693419860    HOYLE               MO      63128          PUD           Primary          Refinance             Rapid       86.95
6695110822    PATE                MD      21037          PUD           Primary          Purchase              Rapid       80.00
6701175918    SOLOFF              CA      94705     Single Family      Primary          Purchase              Rapid       80.00
6705892864    WENIG               CA      94941     Single Family      Primary          Refinance           Standard      78.78
6707099591    WEIDOFF JR          CA      95746     Single Family      Primary     Cash-out Refinance       Standard      66.66
6710555456    LONERGAN            CA      92037     Single Family      Primary          Refinance        All Ready Home   33.20
6710642239    MULLIGAN            DC      20008      Condominium       Primary          Refinance        All Ready Home   53.41
6710868909    HARRIS              MO      63011     Single Family      Primary          Purchase              Rapid       79.99
6711494226    ZAVALA              CA      94596     Single Family      Primary          Purchase            Standard      80.00
6715083165    PEARSON             VA      22207     Single Family      Primary          Purchase              Rapid       80.00
6715146582    DAMMU               CA      94544          PUD           Primary          Purchase            Standard      80.00
6716254609    CAFFESE             CA      94112     Single Family      Primary          Purchase              Rapid       80.00
6717790510    ALBERT              CA      92009          PUD           Primary          Refinance             Rapid       69.96
6718430835    MANUEL              CA      94080      Condominium       Primary          Purchase              Rapid       89.87
6720372215    JOHST               CA      95023     Single Family      Primary          Refinance           Standard      80.00
6720595534    ASHFIELD JR         CA      90732     Single Family      Primary          Purchase            Standard      80.00
6722223879    GUHA                CA      95035          PUD           Primary          Refinance           Standard      75.00
6722803415    YU                  CA      91016     Single Family      Primary          Purchase              Rapid       69.69
6723802929    THOMPSON            MD      20815     Single Family      Primary          Refinance           Standard      41.77
6724154783    PELL                CA      92677      Condominium       Primary          Refinance             Rapid       78.76
6725261207    MILLER              CA      92178     Single Family      Primary          Purchase              Rapid       80.00
6725326794    JOHNSON             MD      20817     Single Family      Primary     Cash-out Refinance       Standard      69.65
6725485459    ESPINOZA            CA      95476     Single Family     Secondary         Purchase              Rapid       75.00
6727739085    DAVIS               CA      90275     Single Family      Primary     Cash-out Refinance         Rapid       59.70
6728562098    LUTZ                CO      81632          PUD           Primary          Refinance             Rapid       80.00
6730732119    HOOKER              MN      55447     Single Family      Primary     Cash-out Refinance       Standard      75.00
6730812853    KALISH              CA      94404          PUD           Primary          Purchase            Standard      77.38
6733645458    HONE                CA      92027          PUD           Primary          Purchase            Standard      78.13
6735167469    WARD                NC      28468     Single Family     Secondary         Purchase              Rapid       79.06
6735574177    LUND                VA      22314          PUD           Primary          Purchase              Rapid       80.00
6737553823    DUDELSON            CA      91302          PUD           Primary     Cash-out Refinance         Rapid       45.13
6739473152    SHOUGH              CA      95125     Single Family      Primary     Cash-out Refinance       Standard      68.96
6740408981    BELLISARIO          CA      92130          PUD           Primary          Refinance             Rapid       78.23
6741169699    SERANO              CA      90293      Condominium       Primary     Cash-out Refinance         Rapid       68.78
6741933540    DEAN                CA      95008     Single Family      Primary          Refinance             Rapid       66.65
6742888354    BECKER              CA      94952     Single Family      Primary          Purchase              Rapid       69.69
6743370899    SMITH               CA      90274     Single Family      Primary          Purchase            Standard      46.26
6743528538    CWIK                CA      91304          PUD           Primary          Purchase              Rapid       80.00
6745921079    WHEELER             CA      94585     Single Family      Primary          Purchase            Standard      80.00
6748399125    ROSSETTI            VA      22041          PUD           Primary          Purchase              Rapid       80.00
6749455314    SCHAPIRO            FL      34102    High-Rise Condo    Secondary         Purchase            Standard      38.23
6751610079    TAYLOR              CA      94517     Single Family      Primary     Cash-out Refinance       Standard      53.93
6753469813    SOLODKO             CA      92629          PUD           Primary          Refinance           Standard      77.74
6754252937    WRITER              CO      80439     Single Family      Primary          Purchase              Rapid       80.00
6755244982    ROBERTS             CA      92315     Single Family     Secondary         Purchase              Rapid       76.19
6755674899    EDGERTON            GA      30342          PUD           Primary          Purchase              Rapid       64.56
6756111131    YAKOUSHKIN-POWE     CA      94030     Single Family      Primary     Cash-out Refinance       Standard      69.67
6759936583    MOSER               CA      94114     Single Family      Primary          Refinance           Standard      78.93
6760700911    NEWMAN              DC      20016     Single Family      Primary          Purchase            Standard      59.56
6761469342    TURSI               CA      92675     Single Family      Primary     Cash-out Refinance       Standard      50.31
6762158993    BAJWA               CA      94539     Single Family      Primary     Cash-out Refinance       Standard      46.24
6762867221    NONNENMACHER        CA      94085     Single Family      Primary          Refinance             Rapid       67.69
6765469470    SHERRARD            CA      94303          PUD           Primary          Purchase              Rapid       80.00
6766421488    WILSON              CA      94010     Single Family      Primary          Purchase            Standard      80.00
6766826199    RHAMES              CA      90402     Single Family     Secondary         Purchase            Standard      71.42
6766838723    KUMMER              DC      20007    High-Rise Condo     Primary          Purchase              Rapid       80.00
6767168724    REGUEIRO            CA      92692          PUD           Primary          Purchase            Standard      80.00
6768449651    OUELLETTE           CA      94574     Single Family      Primary     Cash-out Refinance       Standard      59.05
6770320338    FOLEY               HI      96740      Condominium      Secondary         Refinance             Rapid       20.40
6770554183    CLIFFORD            CA      94010       Two Family       Primary          Purchase            Standard      75.00
6770827001    HOWARD              CA      95476     Single Family      Primary     Cash-out Refinance         Rapid       40.85
6771081079    LEE                 CA      95065     Single Family      Primary          Refinance             Rapid       76.84
6771249502    RIZZI               NC      28540     Single Family      Primary          Purchase              Rapid       79.06
6771384010    SINGH               CA      94530     Single Family      Primary          Purchase              Rapid       50.00
6772737463    EMMETT              CA      95030     Single Family      Primary          Refinance             Rapid       68.92
6773071847    NATIVIDAD           CA      94066     Single Family      Primary          Purchase            Standard      80.00
6773318479    CATENA              CA      90501     Single Family      Primary          Purchase              Rapid       80.00
6773347817    LIVINGOOD           GA      31410          PUD           Primary          Purchase            Standard      72.72
6773849432    WRIGHT JR           CA      94062     Single Family      Primary     Cash-out Refinance         Rapid       53.37
6774169095    REIMANN             CA      94610     Single Family      Primary     Cash-out Refinance       Standard      44.44
6774838707    SULLIVAN            CA      94107     Single Family      Primary     Cash-out Refinance       Standard      42.85
6774880261    TAWIL               CA      91362     Single Family      Primary          Refinance           Standard      80.00
6777002798    GERBE               NC      28451          PUD           Primary          Refinance           Standard      78.74
6777600716    BELK                MD      20854     Single Family      Primary          Purchase              Rapid       80.00
6777829539    JOHNSTON            WI      54403     Single Family      Primary          Refinance           Standard      95.00
6779785267    HALE                CA      94402     Single Family      Primary     Cash-out Refinance       Standard      60.90
6780128234    BEATTY              CA      94901     Single Family      Primary          Refinance             Rapid       44.39
6781110686    THOMAS              GA      30067          PUD           Primary     Cash-out Refinance         Rapid       69.38
6783090985    LIM                 CA      94121     Single Family      Primary          Purchase            Standard      80.00
6785568376    SHENOY              CA      95148     Single Family      Primary          Refinance             Rapid       70.00
6788133749    SOLIDUM             CA      91001     Single Family      Primary          Purchase            Standard      80.00
6788584123    HASENEI             VA      22205     Single Family      Primary          Purchase            Standard      80.00
6790423518    LEONARD             MA      02139      Condominium       Primary          Purchase              Rapid       74.94
6790508482    VARGAS              CA      95127     Single Family      Primary          Purchase             Reduced      95.00
6791355867    SIMHAMBHATLA        CA      95129          PUD           Primary     Cash-out Refinance         Rapid       61.55
6792586031    YATES II            CA      92663          PUD           Primary     Cash-out Refinance         Rapid       35.45
6793164176    DOSS                CA      94952     Single Family      Primary          Purchase              Rapid       78.00
6794665833    MECWAN              CA      95070     Single Family      Primary          Refinance             Rapid       61.11
6794769106    WILSON              CA      90272     Single Family      Primary          Refinance           Standard      37.03
6795286761    WILSON              CA      94566          PUD           Primary          Refinance           Standard      60.87
6798992704    MASON               CA      94070     Single Family      Primary          Purchase            Standard      80.00
6799205676    SOWELL              TX      76092          PUD           Primary          Purchase            Standard      80.00
6800267434    GADDIS              CA      95033     Single Family      Primary     Cash-out Refinance       Standard      70.00
6802924024    GOLDBERG            CA      95123     Single Family      Primary          Purchase              Rapid       80.00
6803198818    TREADWELL           VA      22182          PUD           Primary          Purchase            Standard      74.99
6803544417    LEIKER              NY      13360     Single Family     Secondary         Purchase            Standard      50.00
6803611901    KING                WA      98029     Single Family      Primary          Purchase            Standard      66.66
6806939325    CUTAJAR             CA      94070     Single Family      Primary          Purchase              Rapid       80.00
6807450728    JENSEN              SD      57702     Single Family      Primary     Cash-out Refinance         Rapid       75.00
6807601536    HUGEL               MD      21122     Single Family      Primary          Refinance             Rapid       48.31
6807916355    BAKER               FL      34292     Single Family      Primary     Cash-out Refinance       Standard      40.54
6808455346    BERTUCCI JR         CA      94114     Single Family      Primary          Purchase              Rapid       41.45
6808565797    ALLEN               CT      06903     Single Family      Primary          Purchase              Rapid       80.00
6808980491    MCALLISTER          CA      95128     Single Family      Primary          Refinance           Standard      80.00
6809230961    ROBERTSON           IL      60637          PUD           Primary          Purchase              Rapid       80.00
6810418308    BOWLEY              CA      94025     Single Family      Primary     Cash-out Refinance         Rapid       56.88
6812155692    SINGLETON           GA      30327     Single Family      Primary     Cash-out Refinance         Rapid       28.12
6812178751    BACON               MO      63131     Single Family      Primary          Refinance           Standard      79.00
6816935305    MURPHY              CA      94401     Single Family      Primary     Cash-out Refinance       Standard      75.00
6817094136    LICHTER             FL      34119          PUD          Secondary         Refinance             Rapid       50.00
6818985332    HILL                CA      93111     Single Family      Primary          Purchase              Rapid       80.00
6820700422    VELASQUEZ           CA      90402    High-Rise Condo     Primary     Cash-out Refinance         Rapid       48.29
6822145535    SANCHEZ             CA      94066     Single Family      Primary          Refinance           Standard      79.31
6822298870    RUTLEN              CA      95032     Single Family      Primary          Refinance             Rapid       48.86
6822800691    GREENHILL           SC      29928          PUD          Secondary         Purchase            Standard      45.94
6823312894    BELL                CA      95070     Single Family      Primary          Refinance             Rapid       32.78
6823818296    KUCHINSKY           CA      94127     Single Family      Primary          Refinance           Standard      62.48
6823864696    BEN-OR              FL      33469     Single Family     Secondary         Purchase              Rapid       53.84
6825472993    SPOHN               CA      94563     Single Family      Primary     Cash-out Refinance       Standard      67.79
6825741009    GORRELL             CA      92677          PUD           Primary          Refinance        All Ready Home   43.10
6828527165    WRIGHT              NV      89509          PUD           Primary          Purchase            Standard      80.00
6830611239    COLE                CA      95030     Single Family      Primary          Refinance             Rapid       38.67
6830649635    BREW                CA      90272     Single Family      Primary          Refinance             Rapid       76.29
6833561035    GALLAGHER           KY      40513          PUD           Primary          Purchase            Standard      80.00
6833733253    HEIL                CO      80906          PUD           Primary          Refinance             Rapid       70.82
6833818435    NUNN                CA      94546     Single Family      Primary          Refinance           Standard      80.00
6835486744    NULL                CA      94550     Single Family      Primary     Cash-out Refinance         Rapid       80.00
6838722574    NEUSTAEDTER         KS      66207          PUD           Primary          Purchase              Rapid       80.00
6841510859    CAMPBELL            CA      95032     Single Family      Primary          Refinance             Rapid       42.55
6842060169    RIVERA              CA      90027     Single Family      Primary     Cash-out Refinance       Standard      75.00
6843877272    HOWTON SR           CA      92029          PUD           Primary          Refinance             Rapid       67.24
6844455755    MARINO              CA      94107      Condominium       Primary          Purchase            Standard      80.00
6844536596    PADMANABHAN         CA      95135          PUD           Primary          Refinance             Rapid       70.00
6844649886    ROBINSON            DC      20015     Single Family      Primary          Purchase              Rapid       80.00
6844675477    LEE                 CA      94086     Single Family      Primary          Purchase              Rapid       78.94
6844876372    MEADE               CA      94558     Single Family      Primary          Purchase            Standard      90.00
6845976221    LEONG               CA      95404          PUD           Primary          Purchase              Rapid       79.88
6847330187    COMPEAU             CA      94114      Condominium       Primary          Purchase            Standard      80.00
6847364194    GELAVIS             DC      20016     Single Family      Primary          Purchase            Standard      73.17
6848621071    CURTIS SR           FL      34145     Single Family      Primary          Refinance             Rapid       54.05
6848723950    TRAVAGLI            CA      94509          PUD           Primary          Purchase              Rapid       79.99
6849011132    SALDIVAR            CA      95125     Single Family      Primary          Purchase              Rapid       78.99
6851375698    ELLSWORTH           CA      92663     Single Family      Primary     Cash-out Refinance       Standard      62.55
6853180906    MASTERSON           FL      33606     Single Family      Primary          Purchase              Rapid       80.00
6853852009    DELVENTURA          GA      30078     Single Family      Primary          Purchase              Rapid       74.78
6856108060    MCNAUGHT            CA      95018     Single Family      Primary          Refinance             Rapid       80.00
6856445702    HILL JR             CA      91105     Single Family      Primary          Purchase            Standard      80.00
6858728311    PARCHMAN            TX      78733          PUD           Primary          Refinance           Standard      62.41
6859358282    OUDERKIRK           MD      20814     Single Family      Primary          Refinance           Standard      75.47
6859423813    BENCHLEY            FL      33133    High-Rise Condo     Primary          Purchase             Reduced      80.00
6863945454    MASTALER            CA      92064     Single Family      Primary          Refinance           Standard      61.75
6864337511    KELLER              CA      94558     Single Family      Primary     Cash-out Refinance       Standard      69.44
6865117607    HUDSON              NC      28428          PUD           Primary          Refinance        All Ready Home   72.72
6865679697    WORRELL             CA      95124     Single Family      Primary          Purchase              Rapid       80.00
6866235457    SMILEY-KLINGLER     CA      94066     Single Family      Primary          Purchase              Rapid       80.00
6866431874    ALBRIGHT            CA      90278     Single Family      Primary          Purchase            Standard      80.00
6867011345    CONTI               CA      94402     Single Family      Primary     Cash-out Refinance       Standard      45.73
6867230309    RIESCHEL            CA      94949     Single Family      Primary     Cash-out Refinance         Rapid       56.23
6868604031    CHANG               CA      94588          PUD           Primary          Refinance             Rapid       44.82
6870530646    MARINOS             CA      94080     Single Family      Primary          Purchase            Standard      74.11
6870580799    MIREMADI            CA      92612          PUD           Primary          Refinance           Standard      72.47
6871634082    GOLDBERG            CA      91316     Single Family      Primary          Refinance           Standard      30.80
6872768897    WINTER              CA      94920     Single Family      Primary     Cash-out Refinance       Standard      26.78
6873087479    HOVENIC             CA      92064          PUD           Primary          Purchase              Rapid       77.47
6873338195    NELSON              CA      95003     Single Family      Primary     Cash-out Refinance         Rapid       56.00
6873527243    COVICH              WA      98199     Single Family      Primary     Cash-out Refinance         Rapid       62.99
6873925157    INNES               CA      92064     Single Family      Primary          Refinance             Rapid       35.86
6874614578    STRANDBERG          CA      94708     Single Family      Primary          Refinance           Standard      50.67
6874796904    DEFRINO             MD      20854          PUD           Primary          Purchase              Rapid       80.00
6875201318    MCGUIRE             CA      90266     Single Family      Primary          Purchase              Rapid       62.69
6875354893    BURLEY              CA      94550     Single Family      Primary     Cash-out Refinance       Standard      65.14
6876037596    REDDY               CA      95138          PUD           Primary          Refinance           Standard      46.51
6876260321    LUTZ                IL      60093     Single Family      Primary          Refinance           Standard      39.48
6878800405    WILKINSON           CA      94515     Single Family      Primary          Refinance             Rapid       65.25
6879393921    MACNAUGHTON         CA      94066     Single Family      Primary          Purchase            Standard      80.00
6881827247    BHARGAVA            CA      95035     Single Family      Primary          Purchase              Rapid       80.00
6882339515    BELL                NC      28207     Single Family      Primary     Cash-out Refinance       Standard      65.00
6882793752    PETERSEN            CA      95062          PUD          Secondary         Refinance             Rapid       75.76
6882872465    MARGULEAS           CA      90272     Single Family      Primary          Purchase            Standard      79.93
6883173723    LAM                 CA      92614          PUD           Primary          Refinance             Rapid       80.00
6883492354    NAGAO               CA      95650          PUD           Primary          Refinance           Standard      74.38
6883543362    PANGILINAN          CA      91765     Single Family      Primary          Refinance             Rapid       70.21
6885278587    RUMMAGE             NC      28277          PUD           Primary          Refinance        All Ready Home   32.67
6890995381    MEEKS               CA      93908          PUD           Primary          Purchase              Rapid       80.00
6891300581    KHOURY              CA      94558     Single Family      Primary          Purchase            Standard      80.00
6893215951    CONTRERAS           FL      33131    High-Rise Condo     Primary          Purchase            Standard      90.00
6894403978    LOEB                WA      98109     Single Family      Primary     Cash-out Refinance       Standard      66.66
6895768510    DEABATE             SC      29926          PUD           Primary          Purchase            Standard      90.00
6896799068    HIRAHARA            CA      95670          PUD           Primary          Purchase            Standard      77.95
6897854573    JABRI               CA      94404     Single Family      Primary          Refinance             Rapid       66.57
6898062275    FOSSUM              CA      94022     Single Family      Primary          Refinance           Standard      50.58
6898173247    PIPER               CA      94027     Single Family      Primary          Purchase            Standard      24.39
6899784117    MORRIS              CA      94103      Condominium       Primary     Cash-out Refinance         Rapid       63.75
6900361012    COLYVAS             CA      94115      Condominium       Primary          Refinance           Standard      80.00
6900448827    ROBERTS             FL      33149     Single Family      Primary          Purchase            Standard      80.00
6901606670    TAVORMINA           NV      89451     Single Family      Primary          Purchase            Standard      56.52
6902406369    CUNNINGHAM          CA      94061     Single Family      Primary          Purchase              Rapid       80.00
6902813119    EDESAN              CA      94080     Single Family      Primary          Purchase            Standard      80.00
6903154208    HALL                CA      92627          PUD           Primary          Refinance             Rapid       79.12
6903772173    HOLT                GA      30339     Single Family      Primary     Cash-out Refinance       Standard      41.02
6903881941    DURAND              CA      95120     Single Family      Primary          Refinance           Standard      69.53
6904187496    HUGHES JR           CA      93546     Single Family     Secondary         Refinance             Rapid       47.00
6904393086    DWORAK              CA      90266     Single Family      Primary          Refinance             Rapid       80.00
6907840604    SHARIF              CA      92677     Single Family      Primary          Refinance        All Ready Home   79.94
6908549790    NAIDU               CA      94536     Single Family      Primary     Cash-out Refinance       Standard      55.62
6909525955    KIM                 CA      94127     Single Family      Primary          Refinance           Standard      78.32
6909689108    FLOORE              CA      94131       Two Family       Primary     Cash-out Refinance       Standard      53.63
6910667796    WEISBEIN            CA      90266     Single Family      Primary          Purchase              Rapid       78.20
6915188699    KRPATA              CA      94118      Condominium       Primary          Purchase              Rapid       80.00
6916139634    KIMMEL              CA      92692          PUD           Primary     Cash-out Refinance       Standard      58.18
6916141556    GOLDBERG            CA      90275     Single Family     Secondary         Purchase              Rapid       37.50
6916798843    SIEGEL              CA      92646     Single Family      Primary          Purchase              Rapid       80.00
6916965152    AKHAVAIN            MD      20854     Single Family      Primary          Refinance             Rapid       57.07
6918390458    SCOTT               WA      98103     Single Family      Primary          Purchase            Standard      80.00
6918569978    PERSON              MD      20895     Single Family      Primary          Refinance             Rapid       60.45
6919549615    GILL                CA      92679          PUD           Primary          Refinance             Rapid       69.90
6921280829    PHILLIPS            CA      94303     Single Family      Primary          Refinance             Rapid       36.92
6921925076    OSBORN              CA      92374     Single Family      Primary          Purchase              Rapid       80.00
6922182420    HOLMES              DC      20010     Single Family      Primary          Refinance             Rapid       75.25
6922441578    SOSA                CA      95062     Single Family      Primary     Cash-out Refinance       Standard      58.80
6922454498    COSTELLO            CA      92625      Condominium       Primary          Purchase              Rapid       70.00
6924327437    SAVCHUK             MD      20854          PUD           Primary          Purchase              Rapid       80.00
6925848431    JARRETT             CA      95118     Single Family      Primary     Cash-out Refinance       Standard      69.66
6927913761    ROSE                CA      95124     Single Family      Primary          Refinance             Rapid       80.00
6928088191    NGUYEN              CA      95148     Single Family      Primary     Cash-out Refinance       Standard      75.00
6929777446    SILVERBERG          SC      29928          PUD          Secondary    Cash-out Refinance       Standard      50.00
6932485664    NAPETIAN            CA      94044     Single Family      Primary          Purchase              Rapid       80.00
6933446806    DEJACOMO            CA      92677          PUD           Primary     Cash-out Refinance         Rapid       63.49
6934128528    CHIN                CA      94566          PUD           Primary          Refinance             Rapid       23.52
6934513133    LEAHY               MD      20854     Single Family      Primary          Refinance           Standard      73.71
6934529428    CHOI                CA      92612          PUD           Primary          Refinance             Rapid       68.18
6935734308    RAMIREZ             CA      94577     Single Family      Primary          Purchase            Standard      95.00
6936081477    ANDERSON            GA      30309      Condominium       Primary          Purchase              Rapid       80.00
6936914248    SINGH               CA      92009     Single Family      Primary          Refinance             Rapid       69.28
6937372024    LICHTER             CA      90219     Single Family      Primary     Cash-out Refinance       Standard      80.00
6941247816    BROOKS              GA      30024          PUD           Primary          Purchase            Standard      80.00
6941613082    SCHELTER            CA      91377          PUD           Primary          Purchase              Rapid       73.00
6941946250    PETRAGLIA           CA      91604     Single Family      Primary          Refinance           Standard      68.69
6943390903    OATEY               CA      92270          PUD           Primary          Purchase            Standard      79.99
6944099537    REEVE               TN      37205     Single Family      Primary          Refinance           Standard      76.47
6944299145    SIMON               CA      94403     Single Family      Primary     Cash-out Refinance       Standard      74.87
6944798286    MECKLEY             WA      98075     Single Family      Primary          Purchase            Standard      80.00
6945747514    BRAWER              CA      90266          PUD           Primary          Purchase            Standard      80.00
6945802152    SCHAEFER            SC      29926          PUD           Primary          Purchase              Rapid       73.81
6946053243    DO                  CA      95131          PUD           Primary     Cash-out Refinance       Standard      75.00
6946967756    PRASAD              CA      94536     Single Family      Primary          Purchase              Rapid       69.10
6947141336    MARTSON             CA      94107      Condominium       Primary          Refinance           Standard      75.87
6947509763    KULKARNI            CA      92692          PUD           Primary          Refinance             Rapid       69.58
6949288002    STOWE               CA      92672     Single Family      Primary          Purchase              Rapid       80.00
6950692324    SCOBEY              CA      95404          PUD           Primary     Cash-out Refinance       Standard      54.54
6950790854    AQUINO              CA      94806          PUD           Primary          Purchase              Rapid       79.99
6951033221    KEEGAN              CA      94131      Condominium       Primary          Refinance             Rapid       42.00
6952438411    VALDEMORO           FL      33131    High-Rise Condo     Primary          Purchase            Standard      80.00
6953916233    BATES               AZ      85262          PUD           Investor         Purchase            Standard      65.00
6955525370    PETERSON            CA      94960     Single Family      Primary     Cash-out Refinance       Standard      66.37
6955601031    MOSS                FL      33767    High-Rise Condo     Primary     Cash-out Refinance        Reduced      75.00
6955815789    STRAND              MN      55304     Single Family      Primary          Purchase              Rapid       80.00
6955954794    JONES               CA      92651     Single Family      Primary     Cash-out Refinance         Rapid       43.33
6957908012    ASPENGREN           CA      92587          PUD           Primary          Purchase            Standard      80.00
6958307966    LLAMAS III          CA      94539     Single Family      Primary          Refinance             Rapid       69.05
6958345701    BENNETT             CA      90210     Single Family      Primary          Purchase            Standard      32.84
6958556216    WANGLER             CO      80433     Single Family      Primary          Purchase            Standard      90.00
6958984640    TINGLEY             CA      92629     Single Family      Primary          Refinance        All Ready Home   51.48
6959219541    SMITH               CA      93003     Single Family      Primary          Purchase            Standard      80.00
6959834273    FERRAN              CA      92024      Condominium       Primary          Refinance           Standard      69.01
6960173448    EASTON              CA      91364     Single Family      Primary          Refinance           Standard      62.97
6960387154    EVERETT             CA      91103     Single Family      Primary     Cash-out Refinance         Rapid       48.92
6960514849    LEWANDOWSKI         CA      92602          PUD           Primary          Purchase              Rapid       79.97
6962289069    WEBER               FL      33602          PUD           Primary          Purchase            Standard      74.28
6962682263    MARTOGLIO           CA      94588          PUD           Primary          Refinance             Rapid       31.40
6963148371    WELLS               CA      94010     Single Family      Primary          Purchase            Standard      80.00
6963431975    RENNELS             CA      94070     Single Family      Primary     Cash-out Refinance         Rapid       70.42
6966676154    HERFINDAHL          CA      94533          PUD           Primary     Cash-out Refinance       Standard      70.00
6968634177    NEILL               CA      91384     Single Family      Primary          Purchase              Rapid       80.00
6968734241    PEDRINI             NV      89509          PUD           Primary          Refinance           Standard      41.58
6970166804    LETTERMAN           CA      90068     Single Family      Primary          Refinance        All Ready Home   58.40
6971282600    EUM                 CA      94065      Condominium       Primary          Purchase              Rapid       80.00
6971340317    HOLINGER            CA      92009          PUD           Primary     Cash-out Refinance         Rapid       65.50
6972327446    SCHNEIDER           CA      90254     Single Family      Primary          Refinance           Standard      51.50
6976908423    MOORE               CA      94506     Single Family      Primary          Refinance             Rapid       38.83
6980529223    JOHNSON JR          MD      20764     Single Family      Primary     Cash-out Refinance         Rapid       75.00
6981190876    TSCHANN             CA      94903          PUD           Primary          Purchase            Standard      73.46
6982176627    OLEFSKY             CA      92075     Single Family      Primary     Cash-out Refinance         Rapid       56.00
6982464262    SALIU               CA      90275          PUD           Primary          Refinance             Rapid       63.41
6983017622    SPAULDING           ID      83429     Single Family     Secondary         Purchase            Standard      89.96
6983811644    DALY                VA      20147          PUD           Primary          Purchase            Standard      79.99
6984052420    FRIEDMAN            CA      92109      Condominium       Primary          Purchase              Rapid       80.00
6984260510    MARKSTEIN           CA      95219          PUD          Secondary         Purchase              Rapid       80.00
6986441720    REZNICEK JR         FL      33609     Single Family      Primary          Purchase              Rapid       67.79
6989038499    PANGER              CA      94402     Single Family      Primary     Cash-out Refinance         Rapid       60.00
6989166779    SHARPE              CA      94949     Single Family      Primary          Purchase              Rapid       50.84
6989916553    SANTIAGO JR         CA      95124     Single Family      Primary          Purchase            Standard      80.00
6990841428    BIEHLER             AZ      85260          PUD           Primary          Refinance           Standard      79.00
6991665636    ZIEGLER             NC      27927          PUD          Secondary         Purchase              Rapid       80.00
6991920015    GIBBS               MD      21403     Single Family      Primary     Cash-out Refinance       Standard      65.35
6992639457    GREMBAN             CA      94925          PUD           Primary     Cash-out Refinance       Standard      63.79
6995646194    WRIGHT              CA      91711     Single Family      Primary          Refinance             Rapid       75.00
6997051567    SCHATZEL            FL      33950     Single Family      Primary     Cash-out Refinance       Standard      75.00
6997348583    MCCARTHY            NC      28277     Single Family      Primary          Refinance             Rapid       51.02
6997535528    COHN                CA      94301     Single Family      Primary          Refinance        All Ready Home   10.00
6997881351    KHAN                CA      94583     Single Family      Primary          Refinance             Rapid       80.00
6999341222    PLAKOS              CA      90277     Single Family      Primary          Refinance             Rapid       69.90
6348973840    KAPADIA             CA      95120     Single Family      Primary     Cash-out Refinance       Standard      67.99
6113606534    D'ANGINA                    94517     Single Family      Primary     Cash-out Refinance       Standard      66.94
6053607419    REICE               VA      22903          PUD           Primary     Cash-out Refinance       Standard      66.23

                                    EXHIBIT D

                         MORTGAGE LOAN SCHEDULE (cont'd)


LOAN          CURRENT    ORIGINAL      INTEREST    1ST PAYMENT    MATURITY    REMAINING    MONTHLY     PAYMENT     REMAINING
NUMBER        LTV        PB            RATE        DATE           DATE        TERM         P&I         DUE DATE    TERM
------------------------------------------------------------------------------------------------------------------------------------
0029396009     79.98       556,400     6.625       20010801       20310701      360        3,562.69    20010801       360
0029537511     70.46       600,000     6.875       20010601       20310501      360        3,941.57    20010801       358
0029642907     79.85       591,800     7.250       20010601       20310501      360        4,037.12    20010801       358
0029658143     73.63       450,000     6.250       20010601       20310501      360        2,770.73    20010801       358
0029662335     79.75       412,320     6.000       20010601       20310501      360        2,472.07    20010901       358
0029685583     79.93       292,000     7.000       20010701       20310601      360        1,942.69    20010801       359
0029698669     64.72       404,900     6.875       20010701       20310601      360        2,659.91    20010801       359
0029705787     79.86       480,000     6.875       20010701       20310601      360        3,153.26    20010901       359
0029722832     79.77       443,250     6.875       20010701       20310601      360        2,911.84    20011001       359
0029734944     66.25       530,000     6.750       20010801       20310701      360        3,437.57    20010801       360
0029736634     79.92       338,000     6.250       20010701       20310601      360        2,081.12    20010801       359
0029741857     79.82       522,800     6.750       20010701       20310601      360        3,390.88    20010901       359
0029743226     75.00       375,000     6.875       20010801       20310701      360        2,463.49    20010801       360
0029746864     73.97       435,000     7.125       20010801       20310701      360        2,930.68    20010801       360
0029747961     79.99       429,100     7.000       20010801       20310701      360        2,854.81    20010801       360
0029748092     79.93       378,700     6.875       20010801       20310701      360        2,487.79    20010901       360
0029749397     71.93       288,000     6.875       20010801       20310701      360        1,891.95    20010901       360
0029752177     80.00       400,000     6.250       20010801       20310701      360        2,462.87    20010801       360
0029753126     79.93       495,200     7.375       20010801       20310701      360        3,420.22    20010901       360
0029754736     79.93       372,600     6.875       20010801       20310701      360        2,447.72    20010901       360
0029757382     80.00       428,000     7.125       20010801       20310701      360        2,883.52    20010801       360
0029759180     80.00       316,000     6.000       20010801       20310701      360        1,894.58    20010801       360
0029759313     90.00       313,200     6.500       20010901       20310801      360        1,979.64    20010901       360
0029759727     79.93       319,200     6.875       20010801       20310701      360        2,096.92    20010901       360
0029759909     80.00       339,200     7.125       20010801       20310701      360        2,285.25    20010801       360
0029762572     74.93       442,500     6.875       20010801       20310701      360        2,906.91    20010901       360
0099050437     64.97       400,000     5.750       20010801       20310701      360        2,334.29    20010901       360
0099050957     75.00       348,750     7.375       20010801       20310701      360        2,408.73    20010801       360
0099051377     79.85       456,550     6.625       20010701       20310601      360        2,923.34    20010901       359
0099057366     79.93       337,900     7.000       20010701       20310601      360        2,248.06    20010801       359
0099062325     79.87       373,600     7.125       20010701       20310601      360        2,517.01    20010901       359
0099064156     69.36       302,000     6.875       20010701       20310601      360        1,983.93    20010801       359
0099065401     36.70       505,000     7.500       20010701       20310601      360        3,531.03    20010801       359
0099065849     80.00       448,000     7.250       20010801       20310701      360        3,056.15    20010801       360
0099066193     62.08       320,000     7.000       20010701       20310601      360        2,128.97    20010801       359
0099067316     79.92       300,000     6.625       20010701       20310601      360        1,920.94    20010801       359
0099067456     79.86       460,000     6.750       20010701       20310601      360        2,983.55    20010901       359
0099067670     71.25       460,000     6.875       20010701       20310601      360        3,021.88    20010801       359
0099067910     79.92       508,000     6.250       20010801       20310701      360        3,127.84    20010901       360
0099068181     69.90       360,000     7.000       20010801       20310701      360        2,395.09    20010801       360
0099068207     79.93       470,400     6.750       20010701       20310601      360        3,051.01    20010801       359
0099068736     64.00       400,000     7.125       20010801       20310701      360        2,694.87    20010801       360
0099068785     47.94       350,000     7.250       20010801       20310701      360        2,387.62    20010801       360
0099069379     84.98       300,000     6.750       20010801       20310701      360        1,945.79    20010801       360
0099069627     73.79       535,000     6.250       20010801       20310701      360        3,294.09    20010801       360
0099070708     52.58       300,000     6.875       20010801       20310701      360        1,970.79    20010901       360
0099071680     78.25       513,000     7.000       20010801       20310701      360        3,413.00    20010901       360
0099071714     71.94       500,000     6.250       20010801       20310701      360        3,078.59    20010801       360
0099073553     41.66       350,000     6.375       20010801       20310701      360        2,183.54    20010801       360
0099073785     46.02       380,000     6.750       20010801       20310701      360        2,464.67    20010901       360
0099073827     79.92       370,000     6.500       20010801       20310701      360        2,338.65    20010901       360
0099074593     80.00       432,000     7.250       20010801       20310701      360        2,947.01    20010801       360
0099075335     79.10       570,000     7.000       20010801       20310701      360        3,792.22    20010901       360
0099075574     79.92       377,800     6.875       20010801       20310701      360        2,481.88    20010901       360
0099076457     74.94       329,000     7.250       20010801       20310701      360        2,244.36    20010801       360
0099076556     66.58       516,000     6.500       20010801       20310701      360        3,261.47    20010801       360
0099076770     79.93       478,400     6.750       20010701       20310601      360        3,102.89    20010801       359
0099076986     79.60       509,750     6.625       20010801       20310701      360        3,263.99    20010901       360
0099076994     79.92       489,900     7.000       20010801       20310701      360        3,259.32    20010901       360
0099078032     57.50       400,000     7.125       20010801       20310701      360        2,694.87    20010901       360
0099079329     80.00       416,000     7.000       20010801       20310701      360        2,767.66    20010801       360
0099080186     80.00       312,000     7.000       20010801       20310701      360        2,075.75    20010801       360
0099080707     74.54       485,000     6.000       20010801       20310701      360        2,907.82    20010901       360
0099083123     80.00       472,000     7.250       20010801       20310701      360        3,219.87    20010801       360
0099083487     76.97       384,864     6.875       20010801       20310701      360        2,528.28    20010801       360
0099085664     79.92       344,750     6.875       20010801       20310701      360        2,264.76    20010901       360
0099085680     80.00       416,000     6.875       20010801       20310701      360        2,732.83    20010801       360
0099089781     79.60       533,000     6.750       20010801       20310701      360        3,457.03    20010901       360
0099089914     79.93       328,242     6.750       20010801       20310701      360        2,128.97    20010901       360
0099091845     71.20       450,000     5.875       20010801       20310701      360        2,661.92    20010801       360
0099092066     79.92       432,600     7.125       20010801       20310701      360        2,914.51    20010901       360
0099099517     71.77       646,000     7.000       20010801       20310701      360        4,297.85    20010801       360
6000074671     79.93       492,000     6.875       20010801       20310701      360        3,232.09    20010901       360
6000597796     89.92       337,500     7.000       20010801       20310701      360        2,245.40    20010901       360
6001019824     71.42       445,000     6.750       20010801       20310701      360        2,886.27    20010801       360
6001148037     79.86       380,000     6.875       20010701       20310601      360        2,496.33    20010901       359
6002705660     79.84       596,000     6.125       20010701       20310601      360        3,621.36    20010901       359
6004206642     80.00       548,000     6.750       20010801       20310701      360        3,554.32    20010801       360
6004813264     80.00       344,000     6.375       20010801       20310701      360        2,146.12    20010801       360
6005154783     84.07       327,900     6.750       20010801       20310701      360        2,126.76    20010801       360
6006213497     80.00       360,000     7.375       20010801       20310701      360        2,486.44    20010801       360
6006240896     80.00       312,000     7.000       20010801       20310701      360        2,075.75    20010801       360
6008435965     59.02       350,000     7.250       20010801       20310701      360        2,387.62    20010801       360
6008688571     90.00       405,000     7.250       20010901       20310801      360        2,762.82    20010901       360
6009330132     70.00       475,300     6.500       20010801       20310701      360        3,004.22    20010801       360
6009824910     88.64       368,200     6.500       20010701       20310601      360        2,327.28    20010801       359
6010734553     69.00       890,100     6.500       20010801       20310701      360        5,626.04    20010801       360
6012291479     62.55       317,900     6.875       20010801       20310701      360        2,088.38    20010801       360
6013333684     79.85       324,000     6.500       20010701       20310601      360        2,047.91    20010901       359
6015610907     79.84       316,750     6.500       20010701       20310601      360        2,002.08    20010901       359
6015806521     65.25       550,000     6.375       20010701       20160601      180        4,753.38    20010801       179
6016346923     80.00       602,000     5.750       20010901       20310801      360        3,513.11    20010901       360
6016585702     48.27       350,000     6.750       20010901       20310801      360        2,270.10    20010901       360
6018232931     79.91       484,879     5.500       20010701       20310601      360        2,753.09    20010801       359
6020125115     61.29       950,000     6.750       20010801       20310701      360        6,161.69    20010801       360
6021786725     60.66       425,000     6.750       20010701       20310601      360        2,756.55    20010801       359
6022748120     74.93       397,500     6.625       20010701       20310601      360        2,545.24    20010801       359
6023505990     75.85       634,500     6.625       20010701       20310601      360        4,062.78    20010901       359
6025791341     55.95       294,000     6.750       20010701       20310601      360        1,906.88    20010801       359
6027227575     73.66       997,000     7.000       20010601       20310501      360        6,633.07    20010901       358
6028663562     72.23       650,000     6.375       20010701       20310601      360        4,055.16    20010801       359
6029048151     69.95       489,000     6.875       20010901       20310801      360        3,212.39    20010901       360
6032250083     58.98       407,000     6.750       20010801       20310701      360        2,639.80    20010801       360
6032864933     95.00       307,325     7.000       20010801       20310701      360        2,044.65    20010801       360
6033080505     24.97       600,000     6.500       20010701       20310601      360        3,792.41    20010801       359
6034183563     75.00       772,500     6.750       20010801       20310701      360        5,010.43    20010801       360
6034291903     79.11       420,000     7.000       20010701       20310601      360        2,794.28    20010901       359
6034464526     70.00       945,000     6.750       20010801       20310701      360        6,129.26    20010801       360
6035429262     70.00       581,000     6.625       20010901       20310801      360        3,720.21    20010901       360
6036147830     69.94       388,500     6.875       20010701       20310601      360        2,552.17    20010801       359
6037108377     74.64       508,000     6.750       20010701       20310601      360        3,294.88    20010801       359
6038862451     65.31       460,000     6.750       20010701       20310601      360        2,983.56    20010901       359
6040076066     40.40       400,000     6.750       20010801       20310701      360        2,594.40    20010801       360
6040347087     80.00       382,638     6.625       20010801       20310701      360        2,450.08    20010801       360
6040569375     75.00       712,500     7.000       20010801       20310701      360        4,740.29    20010801       360
6040667328     18.24       315,000     7.000       20010701       20310601      360        2,095.71    20010801       359
6042135993     67.38       674,250     7.250       20010701       20310601      360        4,599.58    20010901       359
6042372406     69.94       594,500     7.125       20010901       20310801      360        4,005.26    20010901       360
6044013545     80.00       356,000     6.375       20010801       20310701      360        2,220.98    20010801       360
6045035992     69.18       449,000     6.750       20010801       20310701      360        2,912.21    20010801       360
6047175101     47.96       324,000     7.250       20010801       20310701      360        2,210.26    20010901       360
6048565839     49.68       395,000     7.250       20010801       20310701      360        2,694.60    20010801       360
6049839639     80.00       352,000     7.000       20010801       20310701      360        2,341.87    20010801       360
6051405725     80.00       360,000     6.875       20010801       20310701      360        2,364.95    20010801       360
6051652763     58.14       876,500     6.750       20010701       20310601      360        5,684.97    20010801       359
6052892624     80.00       340,000     6.750       20010801       20310701      360        2,205.24    20010801       360
6053007271     74.88       381,000     7.250       20010601       20310501      360        2,599.10    20010801       358
6053980907     47.85       400,000     5.875       20010701       20310601      360        2,366.16    20010801       359
6056191320     79.93       608,000     6.750       20010701       20310601      360        3,943.48    20010801       359
6062038473     94.98       303,000     7.375       20010801       20310701      360        2,092.75    20010801       360
6065097849     77.42       542,000     7.250       20010901       20310801      360        3,697.40    20010901       360
6065564640     80.00       585,000     6.875       20010801       20310701      360        3,843.04    20010801       360
6065953231     51.28       360,000     6.875       20010801       20310701      360        2,364.95    20010801       360
6070243685     62.70       752,500     7.125       20010901       20310801      360        5,069.74    20010901       360
6070266488     69.33       416,000     6.500       20010801       20310701      360        2,629.41    20010801       360
6071218447     35.58       304,500     6.375       20010701       20310601      360        1,899.69    20010801       359
6072283572     80.00       286,400     6.875       20010801       20310701      360        1,881.45    20010801       360
6073029180     45.93       553,100     6.500       20010701       20310601      360        3,495.97    20010801       359
6074760130     74.60       470,000     6.875       20010801       20310701      360        3,087.57    20010801       360
6074825388     63.83       393,000     5.875       20010701       20310601      360        2,324.75    20010801       359
6076767042     56.15       438,000     7.000       20010801       20310701      360        2,914.03    20010801       360
6076964649     80.00       440,000     6.000       20010801       20310701      360        2,638.03    20010801       360
6077096409     50.72       350,000     7.000       20010801       20310701      360        2,328.56    20010801       360
6078639827     71.66       333,500     7.000       20010701       20310601      360        2,218.79    20010801       359
6080914689     79.44       392,000     6.750       20010701       20310601      360        2,542.51    20010801       359
6083435138     64.94       763,750     7.125       20010701       20310601      360        5,145.53    20010801       359
6083860376     79.92       639,272     6.625       20010701       20310601      360        4,093.33    20010801       359
6084291993     80.00       592,000     7.250       20010901       20310801      360        4,038.49    20010901       360
6084879128     70.00       574,000     6.875       20010801       20310701      360        3,770.78    20010801       360
6085008487     80.00       348,000     7.000       20010801       20310701      360        2,315.26    20010801       360
6087939242     75.00       431,250     6.875       20010901       20310801      360        2,833.01    20010901       360
6088843294     79.99       385,700     6.875       20010801       20310701      360        2,533.78    20010801       360
6089700709     69.86       400,000     6.500       20010701       20310601      360        2,528.28    20010801       359
6090008407     58.44       526,000     6.500       20010801       20310701      360        3,324.68    20010801       360
6090118214     35.09       562,000     6.250       20010701       20310601      360        3,460.34    20010801       359
6090369676     70.00       700,000     7.250       20010801       20310701      360        4,775.24    20010801       360
6092314639     79.80       550,320     6.750       20010801       20310701      360        3,569.37    20010901       360
6093206230     42.19       550,000     6.625       20010701       20310601      360        3,521.72    20010801       359
6093754841     95.00       288,800     7.375       20010901       20310801      360        1,994.67    20010901       360
6096611972     89.92       422,910     6.875       20010701       20310601      360        2,778.22    20010801       359
6097499021     75.00       427,500     6.500       20010901       20310801      360        2,702.10    20010901       360
6099057173     75.34       492,000     6.750       20010901       20310801      360        3,191.11    20010901       360
6099197086     16.51       970,000     6.625       20010801       20310701      360        6,211.02    20010801       360
6100150165     51.60       408,000     7.125       20010701       20310601      360        2,748.78    20010801       359
6103714330     26.25       315,000     6.625       20010801       20310701      360        2,016.98    20010801       360
6104329054     59.00       310,000     7.125       20010801       20310701      360        2,088.53    20010901       360
6105635087     58.73       318,000     6.500       20010801       20180701      204        2,579.37    20010901       204
6105666744     57.77       650,000     6.625       20010901       20310801      360        4,162.03    20010901       360
6106610295     79.93       343,200     7.000       20010701       20310601      360        2,283.32    20010801       359
6106699140     61.24       567,000     6.625       20010701       20310601      360        3,630.57    20010801       359
6108806297     74.09       326,000     7.000       20010801       20310701      360        2,168.89    20010801       360
6110958169     62.93       463,000     6.375       20010801       20310701      360        2,888.52    20010901       360
6113779208     80.00       480,000     6.750       20010801       20310701      360        3,113.28    20010801       360
6113877036     74.46       424,800     6.750       20010801       20310701      360        2,755.25    20010901       360
6113972985     73.25       304,000     6.500       20010801       20310701      360        1,921.49    20010801       360
6114866467     67.66       385,684     6.125       20010801       20310701      360        2,343.46    20010801       360
6114994632     60.00       389,400     5.500       20010801       20310701      360        2,210.98    20010801       360
6116282473     52.17       300,000     7.000       20010801       20310701      360        1,995.91    20010801       360
6118698486     70.00       399,000     6.375       20010901       20310801      360        2,489.25    20010901       360
6119884440     79.47       360,000     6.750       20010801       20310701      360        2,334.96    20010801       360
6122038539     80.00       377,600     7.000       20010801       20310701      360        2,512.19    20010801       360
6122163915     52.73       475,000     6.625       20010701       20310601      360        3,041.48    20010801       359
6123817550     79.65       308,000     6.875       20010601       20310501      360        2,023.35    20010801       358
6124457141     80.00       526,400     7.125       20010801       20310701      360        3,546.46    20010801       360
6125896867     64.31       634,000     6.875       20010801       20310701      360        4,164.93    20010901       360
6125971322     80.00       552,000     7.125       20010801       20310701      360        3,718.93    20010801       360
6126334439     74.34       285,000     6.500       20010701       20310601      360        1,801.40    20010801       359
6127297544     80.00       301,600     5.500       20010801       20310701      360        1,712.46    20010801       360
6127550637     51.90       571,000     6.875       20010801       20310701      360        3,751.07    20010801       360
6127730601     49.08       750,000     6.250       20010701       20310601      360        4,617.88    20010901       359
6128414395     89.99       334,690     6.875       20010801       20310701      360        2,198.68    20010801       360
6129775299     80.00       444,000     7.000       20010901       20310801      360        2,953.95    20010901       360
6130523126     80.00       720,000     7.000       20010801       20310701      360        4,790.18    20010801       360
6132319846     47.18       850,000     7.000       20010701       20310601      360        5,655.08    20010801       359
6133200987     60.80       912,000     7.000       20010801       20310701      360        6,067.56    20010801       360
6133795663     92.44       355,000     7.500       20010801       20310701      360        2,482.22    20010801       360
6133898640     15.61       750,000     6.625       20010701       20310601      360        4,802.34    20010801       359
6135148127     64.71       996,000     6.875       20010801       20310701      360        6,543.02    20010801       360
6136422570     46.29       556,000     6.625       20010701       20310601      360        3,560.13    20010801       359
6137590359     45.83       550,000     5.625       20010801       20310701      360        3,166.12    20010801       360
6141399482     25.00       325,000     6.750       20010801       20310701      360        2,107.95    20010801       360
6146389561     71.42       600,000     7.000       20010801       20310701      360        3,991.82    20010801       360
6146507519     72.39       500,000     6.500       20010701       20310601      360        3,160.34    20010801       359
6146575425     79.86       467,200     7.000       20010701       20310601      360        3,108.30    20010901       359
6148080192     79.93       600,000     6.750       20010701       20310601      360        3,891.59    20010801       359
6148675447     79.99       542,400     6.625       20010801       20310701      360        3,473.05    20010801       360
6149270016     80.00       440,000     7.125       20010801       20310701      360        2,964.37    20010801       360
6150168380     72.35       615,000     6.750       20010901       20310801      360        3,988.88    20010901       360
6150715750     71.65       355,000     6.375       20010701       20310601      360        2,214.74    20010801       359
6151161707     46.42       650,000     6.375       20010801       20310701      360        4,055.16    20010801       360
6151997886     79.80       321,600     5.000       20010701       20310601      360        1,726.42    20010901       359
6152585946     70.00       612,500     6.625       20010801       20310701      360        3,921.91    20010801       360
6154356585     35.71       500,000     7.250       20010801       20310701      360        3,410.89    20010801       360
6154421280     60.19       310,000     6.625       20010901       20310801      360        1,984.97    20010901       360
6156249960     79.92       624,000     6.125       20010701       20310601      360        3,791.49    20010801       359
6157137792     71.77       375,000     6.625       20010901       20310801      360        2,401.17    20010901       360
6161312829     70.00       525,000     7.000       20010801       20310701      360        3,492.84    20010801       360
6161529455     75.00       832,500     6.875       20010801       20310701      360        5,468.94    20010801       360
6162960402     71.60       460,000     6.375       20010501       20310401      360        2,869.81    20010901       357
6164057769     80.00       496,000     6.875       20010801       20310701      360        3,258.37    20010801       360
6164971464     29.43       390,000     6.875       20010901       20310801      360        2,562.03    20010901       360
6167562658     44.89       550,000     7.000       20010801       20310701      360        3,659.17    20010801       360
6172810811     74.54       325,000     6.750       20010901       20310801      360        2,107.95    20010901       360
6172981091     79.85       307,200     6.375       20010701       20310601      360        1,916.53    20010901       359
6173996155     74.15       450,000     6.875       20010701       20310601      360        2,956.18    20010801       359
6174368701     71.76       366,000     6.875       20010801       20310701      360        2,404.36    20010801       360
6174742129     67.89       350,000     6.500       20010701       20310601      360        2,212.24    20010801       359
6175576989     80.00       484,000     6.500       20010801       20310701      360        3,059.21    20010801       360
6176366927     62.50       400,000     6.875       20010901       20310801      360        2,627.72    20010901       360
6178334758     60.20       470,000     6.625       20010701       20310601      360        3,009.47    20010801       359
6178831787     53.20       812,000     6.750       20010701       20310601      360        5,266.62    20010801       359
6179208399     67.32       340,000     7.125       20010801       20310701      360        2,290.65    20010801       360
6179909517     80.00       391,200     7.375       20010801       20310701      360        2,701.93    20010801       360
6180650068     44.73       425,000     7.000       20010801       20310701      360        2,827.54    20010801       360
6181875342     69.87       489,100     6.750       20010801       20310701      360        3,172.30    20010801       360
6182581238     35.96       935,000     7.125       20010801       20310701      360        6,299.27    20010801       360
6183486064     79.92       380,000     6.125       20010701       20310601      360        2,308.92    20010801       359
6186398688     49.86       370,000     6.875       20010901       20310801      360        2,430.64    20010901       360
6190381878     78.60       452,000     7.000       20010801       20310701      360        3,007.17    20010801       360
6191958617     50.00     1,000,000     7.000       20010901       20310801      360        6,653.03    20010901       360
6192772660     80.00       695,200     7.125       20010901       20310801      360        4,683.70    20010901       360
6195019168     76.55       639,000     7.125       20010701       20310601      360        4,305.07    20010801       359
6196159633     48.03       365,372     6.375       20010701       20310601      360        2,279.46    20010801       359
6196199670     66.60       480,000     6.750       20010701       20310601      360        3,113.28    20010801       359
6197235705     79.85       360,000     6.375       20010701       20310601      360        2,245.94    20010901       359
6200167697     59.37       475,000     6.750       20010801       20310701      360        3,080.85    20010801       360
6201018980     74.87       438,750     7.000       20010701       20310601      360        2,919.02    20010901       359
6201285977     51.09       450,000     6.625       20010701       20310601      360        2,881.40    20010801       359
6201440044     25.94       480,000     6.625       20010801       20310701      360        3,073.50    20010801       360
6202881642     65.74       355,000     6.750       20010801       20310701      360        2,302.53    20010801       360
6203985384     79.92       380,800     6.625       20010701       20310601      360        2,438.31    20010801       359
6205555466     59.41       499,500     7.000       20010701       20310601      360        3,323.19    20010801       359
6205716373     76.26       322,500     6.625       20010801       20310701      360        2,065.01    20010901       360
6207115616     60.44       545,000     6.625       20010701       20310601      360        3,489.70    20010901       359
6207128973     48.64       360,000     7.125       20010801       20310701      360        2,425.39    20010801       360
6208311842     74.45       420,000     6.750       20010701       20310601      360        2,724.12    20010801       359
6208629854     79.87       586,000     6.750       20010701       20310601      360        3,800.79    20010801       359
6208711538     67.04       523,200     6.625       20010701       20310601      360        3,350.11    20010901       359
6209101671     74.60       616,000     6.750       20010701       20310601      360        3,995.37    20010801       359
6210960289     54.20       810,000     6.625       20010601       20310501      360        5,186.52    20010901       358
6211865123     21.96       703,000     6.750       20010801       20310701      360        4,559.65    20010801       360
6212821430     79.92       441,620     6.125       20010701       20310601      360        2,683.33    20010801       359
6212887399     80.00       448,000     7.250       20010801       20310701      360        3,056.15    20010801       360
6213228742     40.06       381,000     6.125       20010701       20310601      360        2,315.00    20010801       359
6213989723     79.15       452,000     6.500       20010801       20310701      360        2,856.95    20010801       360
6214156108     55.13       591,000     6.375       20010701       20310601      360        3,687.08    20010901       359
6214261437     74.93       307,500     6.875       20010801       20310701      360        2,020.06    20010901       360
6214402114     69.78       433,000     7.125       20010801       20310701      360        2,917.21    20010901       360
6215369791     75.00       825,000     6.875       20010801       20310701      360        5,419.67    20010801       360
6216269719     79.68       502,000     7.000       20010801       20310701      360        3,339.82    20010801       360
6217695466     59.13       340,000     6.750       20010901       20310801      360        2,205.24    20010901       360
6218379805     54.82       723,650     6.875       20010901       20310801      360        4,753.87    20010901       360
6220360926     54.00       567,000     7.250       20010901       20310801      360        3,867.94    20010901       360
6220994492     46.89       450,000     6.875       20010601       20310501      360        2,956.18    20010801       358
6221867127     75.58       553,710     6.500       20010701       20310601      360        3,499.83    20010801       359
6223533305     79.99       428,800     6.500       20010801       20310701      360        2,710.31    20010801       360
6224571601     80.00       600,000     7.250       20010801       20310701      360        4,093.06    20010801       360
6224707866     80.00       428,000     7.125       20010801       20310701      360        2,883.52    20010801       360
6224843562     72.74       389,200     6.875       20010801       20310701      360        2,556.77    20010801       360
6224878188     77.76       309,500     7.250       20010801       20310701      360        2,111.34    20010801       360
6225263802     76.35       650,000     7.250       20010601       20310501      360        4,434.15    20010801       358
6225314829     80.00       552,000     6.875       20010801       20310701      360        3,626.25    20010801       360
6225772828     62.50       350,000     7.125       20010801       20310701      360        2,358.02    20010801       360
6230349794     70.00       630,000     6.000       20010801       20310701      360        3,777.17    20010801       360
6230516582     79.86       720,000     6.875       20010701       20310601      360        4,729.89    20010901       359
6231542595     75.00       337,500     6.875       20010801       20310701      360        2,217.14    20010801       360
6231602498     79.89       298,000     7.125       20010801       20310701      360        2,007.69    20010801       360
6233594545     80.00       540,000     6.875       20010801       20310701      360        3,547.42    20010801       360
6237186710     80.00       362,400     6.875       20010801       20310701      360        2,380.71    20010801       360
6237590028     56.82       327,000     6.875       20010701       20310601      360        2,148.16    20010801       359
6237731382     65.64       920,000     6.000       20010801       20310701      360        5,515.87    20010901       360
6237837825     66.24       486,900     6.875       20010901       20310801      360        3,198.59    20010901       360
6241864914     69.93       665,000     6.500       20010701       20310601      360        4,203.26    20010801       359
6242122841     19.31       500,000     6.875       20010901       20310801      360        3,284.65    20010901       360
6243761803     80.00       420,000     6.875       20010801       20310701      360        2,759.11    20010801       360
6244266778     61.22       750,000     7.250       20010801       20310701      360        5,116.33    20010801       360
6245223539     79.93       467,200     7.125       20010801       20310701      360        3,147.62    20010901       360
6246932260     51.13       650,000     6.500       20010701       20310601      360        4,108.45    20010801       359
6248588870     79.99       339,378     6.625       20010801       20310701      360        2,173.08    20010801       360
6248638154     80.00       457,960     6.875       20010801       20310701      360        3,008.48    20010801       360
6248966944     79.59       390,000     6.875       20010901       20310801      360        2,562.03    20010901       360
6253620071     80.00       520,000     6.750       20010801       20310701      360        3,372.72    20010801       360
6254797381     65.21       650,000     6.625       20010701       20310601      360        4,162.03    20010901       359
6255519917     80.00       494,400     7.125       20010801       20310701      360        3,330.87    20010801       360
6255575216     60.13       378,000     6.500       20010801       20310701      360        2,389.22    20010901       360
6256851004     79.92       564,000     6.500       20010701       20310601      360        3,564.87    20010801       359
6259779004     95.00       394,250     6.625       20010801       20310701      360        2,524.43    20010801       360
6259915129     69.42       476,000     6.750       20010701       20310601      360        3,087.33    20010801       359
6260894974     52.38       550,000     6.750       20010801       20310701      360        3,567.29    20010801       360
6261873761     80.00       900,000     7.000       20010801       20310701      360        5,987.73    20010801       360
6264766400     18.64       700,000     6.500       20010701       20310601      360        4,424.48    20010801       359
6265199643     51.72       750,000     7.000       20010801       20310701      360        4,989.77    20010801       360
6265597689     60.00       600,000     7.375       20010801       20310701      360        4,144.06    20010801       360
6266224499     79.43       393,200     6.625       20010801       20310701      360        2,517.71    20010801       360
6267274261     80.00       556,000     6.875       20010901       20310801      360        3,652.53    20010901       360
6268293401     58.26       335,000     6.875       20010801       20310701      360        2,200.72    20010801       360
6268307763     71.66       430,000     6.875       20010801       20310701      360        2,824.80    20010801       360
6269256001     58.18       600,000     6.625       20010801       20310701      360        3,841.87    20010901       360
6272081610     65.16       750,000     6.750       20010701       20310601      360        4,864.49    20010801       359
6272682235     80.00       345,828     6.500       20010801       20310701      360        2,185.87    20010801       360
6273218526     80.00       420,000     7.250       20010801       20310701      360        2,865.15    20010801       360
6273453404     64.66       430,000     5.750       20010901       20310801      360        2,509.37    20010901       360
6274209219     79.91       324,000     5.875       20010701       20310601      360        1,916.59    20010801       359
6275949946     79.93       296,000     6.750       20010701       20310601      360        1,919.86    20010801       359
6276572572     59.61       313,000     7.125       20010801       20310701      360        2,108.74    20010801       360
6276936355     94.91       309,605     6.750       20010801       20310701      360        2,008.10    20010901       360
6281099876     80.00       728,000     6.625       20010801       20310701      360        4,661.47    20010801       360
6281619681     74.94       450,000     7.250       20010801       20310701      360        3,069.80    20010901       360
6281987278     79.86       400,800     6.875       20010701       20310601      360        2,632.98    20010901       359
6282157954     57.73       752,000     6.375       20010701       20310601      360        4,691.51    20010901       359
6282563292     65.90       775,000     6.875       20010701       20310601      360        5,091.20    20010801       359
6282902961     84.30       335,000     6.500       20010701       20310601      360        2,117.43    20010801       359
6284124390     79.85       452,000     6.500       20010601       20310501      360        2,856.95    20010801       358
6286134504     80.00       620,000     6.750       20010801       20310701      360        4,021.31    20010801       360
6286236192     59.25       400,000     6.250       20010801       20310701      360        2,462.87    20010801       360
6286944779     79.93       412,000     6.875       20010801       20310701      360        2,706.55    20010901       360
6287526435     76.47       650,000     7.000       20010901       20310801      360        4,324.47    20010901       360
6287692682     48.97       368,000     6.625       20010701       20310601      360        2,356.35    20010901       359
6289630284     45.77       449,038     5.875       20010701       20310601      360        2,656.23    20010801       359
6290335030     79.92       348,000     6.500       20010701       20310601      360        2,199.60    20010801       359
6291791173     80.00       432,000     7.125       20010801       20310701      360        2,910.47    20010801       360
6291978952     80.00       460,000     7.000       20010801       20310701      360        3,060.40    20010801       360
6292215735     84.81       365,000     6.875       20010701       20310601      360        2,397.80    20010801       359
6292764864     54.95       330,000     6.625       20010701       20310601      360        2,113.03    20010801       359
6293160211     79.92       400,000     6.250       20010701       20310601      360        2,462.87    20010801       359
6293394786     78.75       630,000     6.750       20010801       20310701      360        4,086.17    20010801       360
6293841711     53.90       297,000     6.750       20010701       20310601      360        1,926.34    20010901       359
6296358341     52.45       595,912     6.500       20010701       20310601      360        3,766.57    20010801       359
6298264364     79.79       640,000     6.875       20010501       20310401      360        4,204.35    20010801       357
6299965175     80.00       440,000     6.375       20010801       20310701      360        2,745.03    20010801       360
6301146822     44.93       355,000     6.875       20010801       20310701      360        2,332.10    20010801       360
6302906554     79.98       587,050     7.250       20010801       20310701      360        4,004.72    20010801       360
6302908717     80.00       640,000     6.875       20010801       20310701      360        4,204.35    20010801       360
6306984821     77.54       329,000     6.875       20010701       20310601      360        2,161.30    20010801       359
6308166666     69.58       390,000     6.750       20010701       20310601      360        2,529.54    20010801       359
6308883732     73.86       332,650     6.875       20010801       20310701      360        2,185.28    20010901       360
6309275326     79.86       492,000     6.875       20010701       20310601      360        3,232.09    20010901       359
6309795893     53.33       400,000     6.750       20010801       20310701      360        2,594.40    20010801       360
6313093939     69.97       472,300     6.125       20010801       20310701      360        2,869.75    20010801       360
6316397626     69.85       430,000     6.375       20010701       20310601      360        2,682.65    20010801       359
6316600763     79.85       432,000     6.875       20010701       20310601      360        2,837.94    20010901       359
6320104422     75.56       559,200     7.125       20010901       20310801      360        3,767.44    20010901       360
6321240142     29.67       520,000     5.500       20010801       20310701      360        2,952.51    20010901       360
6323127479     79.61       368,000     5.875       20010801       20310701      360        2,176.86    20011001       360
6323796323     79.93       364,000     7.000       20010701       20310601      360        2,421.71    20010801       359
6323939261     80.00       576,000     7.000       20010901       20310801      360        3,832.15    20010901       360
6324487849     55.28       340,000     7.125       20010901       20310801      360        2,290.65    20010901       360
6326658702     80.00       428,800     6.875       20010901       20310801      360        2,816.92    20010901       360
6327170533     80.00       629,600     7.000       20010801       20310701      360        4,188.75    20010801       360
6330758399     39.98       290,150     6.750       20010701       20310601      360        1,881.91    20010801       359
6331155041     65.80       675,000     7.125       20010801       20310701      360        4,547.60    20010901       360
6331488673     80.00       496,000     7.000       20010801       20310701      360        3,299.91    20010801       360
6331684412     45.62       500,000     7.000       20010701       20310601      360        3,326.52    20010801       359
6332249868     75.00       386,250     7.000       20010801       20310701      360        2,569.74    20010801       360
6336731515     78.63       346,000     6.625       20010801       20310701      360        2,215.48    20010801       360
6336885477     56.77       440,000     6.500       20010801       20310701      360        2,781.10    20010801       360
6337045279     60.37       750,000     7.250       20010701       20310601      360        5,116.33    20010801       359
6337090465     80.00       564,000     6.750       20010801       20310701      360        3,658.10    20010801       360
6338248047     69.22       449,900     6.750       20010801       20310701      360        2,918.05    20010801       360
6338445569     79.86       525,200     6.750       20010701       20310601      360        3,406.44    20010901       359
6340558201     78.41       550,000     6.000       20010701       20310601      360        3,297.53    20010901       359
6340674131     88.14       389,603     6.375       20010801       20310701      360        2,430.62    20010801       360
6340985123     79.93       388,000     7.375       20010801       20310701      360        2,679.82    20010901       360
6341996574     75.00       427,500     7.125       20010801       20310701      360        2,880.15    20010801       360
6342679724     55.79       400,000     6.625       20010601       20310501      360        2,561.25    20010901       358
6342857023     66.43       568,000     7.375       20010801       20310701      360        3,923.04    20010801       360
6343374572     68.79       482,000     6.625       20010701       20310601      360        3,086.30    20010801       359
6343628035     80.00       379,200     6.750       20010801       20310701      360        2,459.49    20010801       360
6345626433     77.41       600,000     6.625       20010801       20310701      360        3,841.87    20010801       360
6345724550     67.02       650,000     6.375       20010701       20310601      360        4,055.16    20010901       359
6346973107     63.33       295,000     7.000       20010701       20310601      360        1,962.65    20010901       359
6347167840     38.71       377,500     6.500       20010801       20310701      360        2,386.06    20010801       360
6347342096     79.92       332,800     6.500       20010801       20310701      360        2,103.53    20010901       360
6347688613     37.23       600,000     6.875       20010701       20310601      360        3,941.58    20010801       359
6348007730     62.72       345,000     6.875       20010901       20310801      360        2,266.41    20010901       360
6349235926     72.10       621,700     6.750       20010601       20310501      360        4,032.34    20010901       358
6349775962     76.55       295,000     6.750       20010701       20310601      360        1,913.37    20010801       359
6349902129     80.00       312,000     6.875       20010801       20310701      360        2,049.62    20010801       360
6350532831     73.49       412,000     6.125       20010701       20310601      360        2,503.36    20010801       359
6353579490     54.50       600,000     7.000       20010701       20310601      360        3,991.82    20010801       359
6356261500     12.12       607,000     6.625       20010701       20310601      360        3,886.69    20010801       359
6357813176     79.93       344,000     7.000       20010701       20310601      360        2,288.65    20010801       359
6358419833     74.88       859,950     7.250       20010701       20310601      360        5,866.38    20010901       359
6358483847     70.00       490,000     6.625       20010801       20310701      360        3,137.53    20010801       360
6358521729     79.53       650,000     5.375       20010701       20310601      360        3,639.82    20010801       359
6359600688     68.79       420,000     6.750       20010701       20310601      360        2,724.12    20010801       359
6359805329     79.95       486,400     6.875       20010801       20310701      360        3,195.31    20010801       360
6360123803     77.11       438,000     7.375       20010901       20310801      360        3,025.16    20010901       360
6361664508     95.00       346,750     7.250       20010901       20310801      360        2,365.45    20010901       360
6364581097     63.63       525,000     6.625       20010801       20310701      360        3,361.64    20010801       360
6366383062     80.00       436,000     7.125       20010801       20310701      360        2,937.42    20010801       360
6368615354     31.48       425,000     6.750       20010801       20310701      360        2,756.55    20010801       360
6368707888     50.68       276,500     6.500       20010701       20310601      360        1,747.67    20010801       359
6368956691     79.93       328,000     6.875       20010701       20310601      360        2,154.73    20010801       359
6370780212     80.00       486,000     6.750       20010901       20310801      360        3,152.19    20010901       360
6371598480     76.54       678,000     7.125       20010801       20310701      360        4,567.82    20010901       360
6371828085     45.33       680,000     6.500       20010901       20310801      360        4,298.07    20010901       360
6372272838     79.19       535,000     7.000       20010701       20310601      360        3,559.37    20010801       359
6372503265     72.06       440,000     6.500       20010701       20310601      360        2,781.10    20010801       359
6372573045     74.41       480,000     7.500       20010801       20310701      360        3,356.23    20010801       360
6372595303     75.55       340,000     7.125       20010901       20310801      360        2,290.65    20010901       360
6374106398     69.14       650,000     6.875       20010801       20310701      360        4,270.04    20010801       360
6374650296     80.00       860,000     7.250       20010801       20310701      360        5,866.72    20010801       360
6375064638     37.17       400,000     6.750       20010701       20310601      360        2,594.40    20010801       359
6375366165     74.69       605,600     6.625       20010701       20310601      360        3,877.73    20010801       359
6377152381     49.95       550,000     6.500       20010701       20310601      360        3,476.38    20010801       359
6378477324     48.89       985,000     6.875       20010801       20310701      360        6,470.75    20010901       360
6381808853     40.65       356,040     6.750       20010701       20310601      360        2,309.27    20010801       359
6382358502     53.58       408,000     6.375       20010701       20310601      360        2,545.39    20010901       359
6382380928     59.15       420,000     6.625       20010801       20310701      360        2,689.31    20010801       360
6382769179     67.44       460,000     7.125       20010801       20310701      360        3,099.11    20010801       360
6383456008     59.25       400,000     7.125       20010801       20310701      360        2,694.88    20010801       360
6383457469     79.93       471,200     7.000       20010801       20310701      360        3,134.91    20010901       360
6387160804     79.93       530,800     7.375       20010801       20310701      360        3,666.11    20010901       360
6390437553     79.92       409,600     6.500       20010701       20310601      360        2,588.96    20010801       359
6391885503     73.11       461,000     6.875       20010701       20310601      360        3,028.45    20010801       359
6392535297     80.00       352,000     6.875       20010801       20310701      360        2,312.39    20010801       360
6396706167     74.93       330,000     7.000       20010701       20310601      360        2,195.50    20010801       359
6397085256     48.38       750,000     6.625       20010801       20310701      360        4,802.34    20010801       360
6397173730     69.94       328,300     6.875       20010801       20310701      360        2,156.70    20010901       360
6399314431     79.87       689,600     7.375       20010701       20310601      360        4,762.90    20010901       359
6400607146     64.13       530,000     6.875       20010601       20310501      360        3,481.73    20010801       358
6401135352     80.00       376,000     6.750       20010801       20310701      360        2,438.73    20010801       360
6402473646     50.90       616,000     6.500       20010801       20310701      360        3,893.54    20010801       360
6402537523     80.00       428,000     7.000       20010901       20310801      360        2,847.50    20010901       360
6402598848     75.00       352,500     6.750       20010801       20310701      360        2,286.31    20010801       360
6402605684     80.00       336,000     6.375       20010801       20310701      360        2,096.21    20010801       360
6403874131     74.72       340,000     7.250       20010901       20310801      360        2,319.40    20010901       360
6404624261     79.92       680,000     6.625       20010801       20310701      360        4,354.12    20010901       360
6405307031     79.92       476,000     6.625       20010701       20310601      360        3,047.89    20010801       359
6406499290     73.64       381,500     6.625       20010801       20310701      360        2,442.79    20010801       360
6409657845     66.03       455,000     6.250       20010801       20310701      360        2,801.52    20010801       360
6411223552     70.00       339,500     7.375       20010801       20310701      360        2,344.85    20010801       360
6411489575     66.66       700,000     6.625       20010801       20310701      360        4,482.18    20010801       360
6411599001     70.00       595,000     7.000       20010801       20310701      360        3,958.55    20010801       360
6412823756     79.55       432,000     6.750       20010801       20310701      360        2,801.95    20010801       360
6414868262     66.92       425,000     6.875       20010801       20310701      360        2,791.95    20010801       360
6415071643     71.85       383,000     7.125       20010901       20310801      360        2,580.35    20010901       360
6415360772     72.48       328,000     7.125       20010901       20310801      360        2,209.80    20010901       360
6416521414     73.86       650,000     7.000       20010901       20310801      360        4,324.47    20010901       360
6417095574     64.00       448,000     7.125       20010801       20310701      360        3,018.26    20010801       360
6418403330     80.00       560,000     6.875       20010801       20310701      360        3,678.81    20010801       360
6423838843     79.92       356,000     6.375       20010701       20310601      360        2,220.98    20010801       359
6424454400     80.00       416,000     7.375       20010801       20310701      360        2,873.21    20010801       360
6426170640     48.96       355,000     6.750       20010801       20310701      360        2,302.53    20010801       360
6426521966     77.75       999,000     7.125       20010801       20310701      360        6,730.45    20010801       360
6428638446     64.28       450,000     6.875       20010801       20310701      360        2,956.18    20010801       360
6428703364     76.06       445,000     7.125       20010801       20310701      360        2,998.05    20010801       360
6430770526     56.53       489,000     6.500       20010801       20310701      360        3,090.82    20010801       360
6431094223     79.76       301,600     6.500       20010701       20310601      360        1,906.32    20010901       359
6432295506     75.00       965,217     6.125       20010801       20310701      360        5,864.76    20010801       360
6432725205     71.25       567,000     6.750       20010801       20310701      360        3,677.56    20010901       360
6433822068     79.86       319,110     6.875       20010701       20310601      360        2,096.33    20010901       359
6435576860     62.90       390,000     6.875       20010901       20310801      360        2,562.03    20010901       360
6436075144     73.57       502,650     6.625       20010701       20310601      360        3,218.53    20010901       359
6436871526     80.00       328,000     7.000       20010801       20310701      360        2,182.20    20010801       360
6438486000     49.91       500,000     6.875       20010701       20310601      360        3,284.65    20010901       359
6438654862     63.81       702,000     7.250       20010901       20310801      360        4,788.88    20010901       360
6439283364     58.84       795,000     7.000       20010701       20310601      360        5,289.16    20010801       359
6439541969     80.00       424,000     7.250       20010801       20310701      360        2,892.43    20010801       360
6440645031     60.03       486,300     6.625       20010801       20310701      360        3,113.84    20010801       360
6441073464     74.56       302,000     6.625       20010801       20310701      360        1,933.74    20010801       360
6441989990     80.00       584,000     7.375       20010901       20310801      360        4,033.55    20010901       360
6443365439     73.10       300,000     7.000       20010701       20310601      360        1,995.91    20010801       359
6445505735     55.15       910,000     6.125       20010801       20310701      360        5,529.26    20010801       360
6447408979     61.87       402,539     6.625       20010701       20310601      360        2,577.51    20010801       359
6448231958     27.16       353,400     6.500       20010701       20310601      360        2,233.73    20010801       359
6449777900     60.60     1,000,000     7.000       20010801       20310701      360        6,653.03    20010801       360
6449844247     41.66       375,000     6.750       20010801       20310701      360        2,432.25    20010801       360
6450564239     70.87       610,000     6.875       20010701       20310601      360        4,007.27    20010801       359
6451993528     58.93       650,000     6.625       20010601       20310501      360        4,162.03    20010901       358
6452422766     80.00       364,000     7.250       20010901       20310801      360        2,483.13    20010901       360
6456445656     79.43       740,000     6.000       20010801       20310701      360        4,436.68    20010901       360
6456670139     75.00       442,500     6.875       20010901       20310801      360        2,906.91    20010901       360
6458571962     42.01       355,000     7.125       20010801       20310701      360        2,391.71    20010801       360
6459049323     80.00       440,000     7.250       20010901       20310801      360        3,001.58    20010901       360
6459051493     79.99       417,959     6.000       20010901       20310801      360        2,505.88    20010901       360
6460463844     59.02       368,900     6.625       20010801       20310701      360        2,362.11    20010801       360
6463225141     71.00       344,360     6.625       20010801       20310701      360        2,204.98    20010801       360
6463774759     62.58       970,000     6.750       20010801       20310701      360        6,291.41    20010801       360
6463970803     62.32       998,000     6.750       20010701       20310601      360        6,473.01    20010801       359
6464482345     66.99       285,000     6.250       20010801       20310701      360        1,754.80    20010901       360
6465021316     65.27       470,000     7.000       20010801       20310701      360        3,126.93    20010801       360
6466164826     66.28       444,500     6.750       20010701       20310601      360        2,883.02    20010801       359
6468363806     74.71       650,000     7.125       20010801       20310701      360        4,379.18    20010801       360
6469095506     53.95       405,000     6.500       20010701       20310601      360        2,559.88    20010801       359
6469529652     80.00       391,200     6.750       20010801       20310701      360        2,537.32    20010801       360
6470605400     68.21       510,000     6.750       20010701       20310601      360        3,307.86    20010801       359
6470710572     31.15       405,000     7.250       20010801       20310701      360        2,762.82    20010801       360
6474297634     74.91       367,500     5.500       20010701       20310601      360        2,086.63    20010801       359
6474772008     79.85       308,000     6.500       20010701       20310601      360        1,946.77    20010901       359
6475140403     65.73       300,000     7.000       20010701       20310601      360        1,995.91    20010801       359
6478561779     70.00       332,500     6.500       20010801       20310701      360        2,101.63    20010801       360
6478810036     60.22       530,000     6.875       20010901       20310801      360        3,481.73    20010901       360
6479104835     58.19       355,000     7.375       20010901       20310801      360        2,451.90    20010901       360
6479439736     79.93       748,000     7.000       20010701       20310601      360        4,976.47    20010801       359
6481372016     79.83       572,240     5.750       20010701       20310601      360        3,339.44    20010901       359
6484229825     74.92       502,000     6.625       20010901       20310801      360        3,214.37    20010901       360
6485450131     80.00       580,000     6.875       20010801       20310701      360        3,810.19    20010801       360
6485902768     54.49       300,000     6.875       20010701       20310601      360        1,970.79    20010801       359
6485923525     60.00       525,000     6.375       20010801       20310701      360        3,275.32    20010801       360
6486778134     79.93       320,000     7.375       20010701       20310601      360        2,210.17    20010801       359
6487325877     69.32       340,000     6.750       20010801       20310701      360        2,205.24    20010901       360
6487558782     74.88       306,000     7.250       20010701       20310601      360        2,087.46    20010901       359
6488379899     58.60       525,000     6.375       20010701       20310601      360        3,275.32    20010801       359
6488609998     95.00       374,775     7.500       20010801       20310701      360        2,620.49    20010801       360
6491739774     54.16       650,000     6.875       20010901       20310801      360        4,270.04    20010901       360
6493430034     80.00       328,000     7.000       20010801       20310701      360        2,182.20    20010801       360
6494742809     79.93       336,000     6.875       20010801       20310701      360        2,207.29    20010901       360
6495104157     53.04       610,000     6.875       20010801       20310701      360        4,007.27    20010801       360
6495636588     74.93       375,000     6.875       20010701       20310601      360        2,463.49    20010801       359
6497805249     49.37       800,000     6.875       20010801       20310701      360        5,255.44    20010801       360
6498118659     70.00       962,500     7.375       20010901       20310801      360        6,647.75    20010901       360
6498320560     65.24       493,000     6.625       20010701       20310601      360        3,156.74    20010801       359
6498474474     79.92       575,200     6.375       20010701       20310601      360        3,588.50    20010801       359
6499864350     31.19       500,000     7.000       20010701       20310601      360        3,326.52    20010901       359
6503090703     80.00       640,000     7.000       20010801       20310701      360        4,257.94    20010801       360
6504106417     74.94       483,750     7.125       20010801       20310701      360        3,259.12    20010901       360
6504941623     79.93       380,000     6.750       20010701       20310601      360        2,464.68    20010801       359
6507862719     69.88       350,000     6.875       20010701       20310601      360        2,299.26    20010901       359
6508268726     61.48       600,000     6.750       20010801       20310701      360        3,891.59    20010901       360
6508594238     50.78       650,000     7.000       20010901       20310801      360        4,324.47    20010901       360
6509052327     80.00       440,000     7.125       20010901       20310801      360        2,964.37    20010901       360
6509499536     73.79       520,000     6.500       20010901       20310801      360        3,286.76    20010901       360
6509737828     11.35       432,000     6.875       20010701       20310601      360        2,837.94    20010801       359
6509807969     79.93       381,200     6.750       20010701       20310601      360        2,472.46    20010801       359
6510709832     64.36       457,000     6.875       20010801       20310701      360        3,002.17    20010801       360
6512736783     79.71       330,000     6.125       20010601       20310501      360        2,005.12    20010901       358
6513416518     58.75       400,000     5.500       20010701       20310601      360        2,271.16    20010801       359
6514096939     69.31       385,000     6.875       20010701       20310601      360        2,529.18    20010801       359
6514906574     62.02       322,810     7.000       20010701       20310601      360        2,147.67    20010801       359
6515514864     46.38       325,000     6.625       20010701       20310601      360        2,081.02    20010801       359
6515596481     79.85       468,000     6.375       20010701       20310601      360        2,919.72    20010901       359
6517265069     71.11       320,000     6.750       20010801       20310701      360        2,075.52    20010801       360
6517999899     72.31       350,000     7.000       20010901       20310801      360        2,328.56    20010901       360
6519325911     47.03       290,000     6.500       20010701       20310601      360        1,833.00    20010801       359
6519780883     94.92       375,250     6.875       20010701       20310601      360        2,465.13    20010801       359
6520402857     60.33       314,000     6.750       20010701       20310601      360        2,036.60    20010801       359
6520432805     54.95       550,000     7.000       20010701       20310601      360        3,659.17    20010801       359
6520893964     64.43       308,000     6.875       20010801       20310701      360        2,023.35    20010801       360
6521437415     68.21       324,000     6.875       20010801       20310701      360        2,128.45    20010801       360
6521518800     63.04       290,000     7.000       20010801       20310701      360        1,929.38    20010801       360
6521674892     80.00       611,920     6.750       20010801       20310701      360        3,968.91    20010801       360
6521938263     80.00       320,000     6.875       20010801       20310701      360        2,102.18    20010801       360
6521998754     80.00       512,000     6.750       20010801       20310701      360        3,320.83    20010801       360
6522444360     40.42       950,000     6.750       20010901       20310801      360        6,161.69    20010901       360
6523674338     69.16       450,000     6.125       20010701       20310601      360        2,734.25    20010801       359
6523987656     73.55       346,000     6.625       20010701       20310601      360        2,215.48    20010801       359
6524255954     45.41       300,000     6.125       20010701       20310601      360        1,822.84    20010801       359
6524768683     79.00       554,000     6.750       20010601       20310501      360        3,593.24    20010801       358
6525369671     65.64       456,200     6.750       20010801       20310701      360        2,958.91    20010801       360
6527104381     47.23       390,000     7.000       20010701       20310601      360        2,594.68    20010801       359
6529056753     77.07       566,500     7.500       20010801       20310701      360        3,961.06    20010801       360
6530196499     79.82       400,000     7.625       20010701       20310601      360        2,831.18    20010801       359
6531194501     75.00       602,250     6.375       20010801       20310701      360        3,757.26    20010801       360
6532209704     80.00       288,000     6.875       20010801       20310701      360        1,891.96    20010801       360
6532471098     42.67       427,500     6.625       20010701       20310601      360        2,737.33    20010901       359
6532726855     79.93       390,288     7.000       20010701       20310601      360        2,596.60    20010801       359
6532788798     78.98       360,000     6.250       20010701       20310601      360        2,216.59    20010801       359
6533511850     79.92       328,000     6.250       20010701       20310601      360        2,019.56    20010801       359
6534336356     79.93       428,400     6.875       20010701       20310601      360        2,814.29    20010801       359
6534985707     74.22       338,000     7.000       20010701       20310601      360        2,248.73    20010801       359
6536717165     89.88       404,500     6.875       20010901       20310801      360        2,657.28    20010901       360
6538609188     80.00       480,000     6.625       20010801       20310701      360        3,073.50    20010801       360
6539658739     69.23       675,000     7.125       20010801       20310701      360        4,547.60    20010801       360
6539953189     67.44       424,927     5.875       20010801       20310701      360        2,513.61    20010801       360
6541309578     41.84       400,000     6.750       20010701       20310601      360        2,594.40    20010801       359
6543135377     75.75       455,000     6.125       20010701       20310601      360        2,764.63    20010801       359
6543897208     51.33       385,000     7.125       20010801       20310701      360        2,593.82    20010801       360
6545424233     54.59       600,000     7.000       20010901       20310801      360        3,991.82    20010901       360
6545641133     79.93       380,000     6.750       20010701       20310601      360        2,464.68    20010801       359
6546392918     14.50       726,000     7.000       20010701       20270601      312        5,059.05    20010801       311
6547500980     56.25       932,000     6.500       20010701       20310601      360        5,890.88    20010901       359
6551375873     61.96       462,000     6.875       20010701       20310601      360        3,035.02    20010801       359
6551581272     53.26       612,500     7.375       20010801       20310701      360        4,230.39    20010801       360
6552411859     64.07       330,000     6.875       20010801       20310701      360        2,167.87    20010801       360
6552771674     69.86       427,000     6.125       20010701       20310601      360        2,594.50    20010901       359
6553648764     65.56       524,500     7.375       20010801       20310701      360        3,622.60    20010801       360
6553778215     54.12       650,000     6.875       20010701       20310601      360        4,270.04    20010801       359
6554178688     74.93       525,000     6.875       20010801       20310701      360        3,448.88    20010901       360
6554526936     60.86       353,000     6.750       20010801       20310701      360        2,289.56    20010801       360
6555145579     79.20       400,000     6.875       20010801       20310701      360        2,627.72    20010801       360
6555332805     75.00       397,500     7.000       20010901       20310801      360        2,644.58    20010901       360
6555635256     66.60     1,000,000     6.125       20010701       20310601      360        6,076.11    20010801       359
6555716684     53.10       504,500     6.625       20010801       20310701      360        3,230.37    20010801       360
6556219035     23.91       550,000     6.875       20010801       20310701      360        3,613.11    20010801       360
6557027890     49.95       425,000     6.625       20010701       20310601      360        2,721.33    20010801       359
6558476070     80.00       360,000     6.875       20010901       20310801      360        2,364.95    20010901       360
6559349532     79.93       920,000     7.250       20010701       20310601      360        6,276.03    20010801       359
6560089846     80.00       416,000     7.375       20010801       20310701      360        2,873.21    20010801       360
6560178813     77.76       319,500     6.875       20010801       20310701      360        2,098.89    20010901       360
6563083358     44.33       976,200     6.500       20010801       20310701      360        6,170.25    20010901       360
6563580379     80.00       352,000     7.125       20010901       20310801      360        2,371.49    20010901       360
6565019749     78.76       445,000     7.000       20010801       20310701      360        2,960.60    20010801       360
6565423107     56.60       400,000     6.875       20010701       20310601      360        2,627.72    20010801       359
6567547234     79.72       468,000     6.625       20010701       20310601      360        2,996.66    20010801       359
6567667610     69.35       430,000     7.375       20010801       20310701      360        2,969.91    20010801       360
6568708512     80.00       680,000     6.125       20010801       20310701      360        4,131.76    20010801       360
6572095229     80.00       336,000     7.375       20010901       20310801      360        2,320.67    20010901       360
6572742960     45.70       412,000     6.875       20010701       20310601      360        2,706.55    20010901       359
6574955271     75.40       323,000     6.625       20010701       20310601      360        2,068.21    20010801       359
6576515958     79.93       480,000     6.750       20010801       20310701      360        3,113.28    20010901       360
6576665241     71.93       450,000     6.375       20010701       20310601      360        2,807.42    20010801       359
6578682525     65.57       315,000     7.000       20010801       20310701      360        2,095.71    20010901       360
6579453454     63.10       600,000     7.000       20010801       20310701      360        3,991.82    20010901       360
6580156229     73.82       414,500     7.000       20010701       20310601      360        2,757.68    20010801       359
6582212434     46.80       550,000     6.750       20010801       20310701      360        3,567.29    20010801       360
6582612278     52.20       365,466     6.250       20010801       20310701      360        2,250.24    20010801       360
6582631633     69.40       520,500     6.750       20010801       20310701      360        3,375.96    20010801       360
6583021537     72.66       400,000     6.625       20010801       20310701      360        2,561.25    20010901       360
6583983181     49.39       368,000     6.250       20010801       20310701      360        2,265.84    20010801       360
6586104702     34.42     1,000,000     7.250       20010701       20310601      360        6,821.77    20010901       359
6586852094     79.92       304,000     6.500       20010701       20310601      360        1,921.49    20010801       359
6587076347     66.08       980,000     6.125       20010601       20310501      360        5,954.59    20010801       358
6587380350     79.92       396,000     6.625       20010701       20310601      360        2,535.64    20010801       359
6588336005     71.76       305,000     7.000       20010801       20310701      360        2,029.18    20010801       360
6588877636     75.00       450,000     6.625       20010801       20310701      360        2,881.40    20010801       360
6589857215     69.16       520,000     6.250       20010701       20310601      360        3,201.73    20010901       359
6590332810     72.02       305,000     5.625       20010801       20310701      360        1,755.76    20010901       360
6590414063     64.93       650,000     6.250       20010701       20310601      360        4,002.17    20010801       359
6591339855     89.92       431,100     7.125       20010701       20310601      360        2,904.41    20010801       359
6593193862     42.06       400,000     6.625       20010701       20310601      360        2,561.25    20010801       359
6593328799     50.53       475,000     6.000       20010801       20310701      360        2,847.87    20010801       360
6595082576     58.65       320,000     6.125       20010701       20310601      360        1,944.36    20010801       359
6596202785     63.92       557,328     6.500       20010601       20310501      360        3,522.70    20010901       358
6598022983     48.29       580,000     7.000       20010701       20310601      360        3,858.76    20010801       359
6598055736     74.28       650,000     7.000       20010901       20310801      360        4,324.47    20010901       360
6599143853     63.69       510,000     6.500       20010801       20310701      360        3,223.55    20010901       360
6601805309     69.93       507,500     6.625       20010701       20310601      360        3,249.58    20010801       359
6603430189     69.67       324,000     7.125       20010801       20310701      360        2,182.85    20010801       360
6603602969     62.89     1,000,000     6.750       20010801       20310701      360        6,485.99    20010801       360
6604341278     80.00       508,000     7.125       20010901       20310801      360        3,422.49    20010901       360
6604952280     69.56       800,000     6.875       20010801       20310701      360        5,255.44    20010801       360
6606638432     75.00       750,000     7.250       20010801       20310701      360        5,116.33    20010801       360
6608766397     69.14       363,000     6.500       20010801       20310701      360        2,294.41    20010801       360
6609516205     79.93       484,000     6.875       20010701       20310601      360        3,179.54    20010801       359
6610191279     47.18       340,000     6.750       20010701       20310601      360        2,205.24    20010801       359
6610274463     68.45       560,000     6.625       20010901       20310801      360        3,585.75    20010901       360
6612924800     79.93       303,920     6.750       20010701       20310601      360        1,971.22    20010801       359
6614481114     62.57       404,000     6.000       20010701       20310601      360        2,422.19    20010801       359
6614852918     79.84       615,600     6.250       20010701       20310601      360        3,790.36    20010901       359
6615295497     16.65     1,000,000     6.750       20010701       20310601      360        6,485.99    20010801       359
6616744808     49.20       592,000     6.625       20010601       20310501      360        3,790.65    20010901       358
6618030990     64.54       355,000     7.375       20010901       20310801      360        2,451.90    20010901       360
6620629813     61.53       560,000     6.750       20010801       20310701      360        3,632.15    20010801       360
6624750151     26.28       513,000     6.375       20010701       20310601      360        3,200.46    20010801       359
6624811359     31.48       551,000     6.500       20010801       20310701      360        3,482.70    20010801       360
6625439853     79.85       559,200     6.625       20010701       20310601      360        3,580.62    20010901       359
6626017880     58.66       570,000     7.125       20010701       20310601      360        3,840.20    20010901       359
6626585308     64.00       608,000     6.625       20010801       20310701      360        3,893.10    20010801       360
6627910901     65.15       319,250     6.750       20010801       20310701      360        2,070.65    20010801       360
6628677905     75.00       982,500     6.875       20010801       20310701      360        6,454.33    20010801       360
6631229611     54.53       395,878     6.875       20010801       20310701      360        2,600.64    20010801       360
6631785307     68.42       650,000     6.625       20010801       20310701      360        4,162.03    20010801       360
6633425811     60.10       565,000     6.750       20010801       20310701      360        3,664.58    20010801       360
6633513996     46.99       430,000     7.500       20010801       20310701      360        3,006.63    20010801       360
6634628066     66.40       565,000     5.875       20010701       20310601      360        3,342.19    20010801       359
6635682302     74.94       847,500     7.250       20010801       20310701      360        5,781.45    20010901       360
6638232048     80.00       488,000     7.000       20010801       20310701      360        3,246.68    20010801       360
6639856068     62.82       525,000     6.875       20010701       20310601      360        3,448.88    20010801       359
6643074203     80.00       704,000     6.500       20010801       20310701      360        4,449.76    20010801       360
6643355636     70.00       448,000     7.000       20010901       20310801      360        2,980.56    20010901       360
6643681734     60.71       425,000     6.625       20010801       20310701      360        2,721.33    20010801       360
6643699546     70.00       301,000     6.750       20010801       20310701      360        1,952.29    20010801       360
6643842476     71.42       650,000     6.875       20010801       20310701      360        4,270.04    20010801       360
6644031475     53.63       350,000     6.500       20010901       20310801      360        2,212.24    20010901       360
6647237061     79.92       560,000     6.375       20010701       20310601      360        3,493.68    20010801       359
6647766689     65.22       362,000     6.750       20010801       20310701      360        2,347.93    20010801       360
6647907515     72.72       800,000     7.000       20010801       20310701      360        5,322.42    20010801       360
6648290887     79.93       340,000     7.000       20010801       20310701      360        2,262.03    20010901       360
6649037881     75.69       625,000     7.000       20010701       20310601      360        4,158.15    20010801       359
6649333405     80.00       396,800     6.875       20010901       20310801      360        2,606.70    20010901       360
6649419626     89.99       343,800     7.000       20010801       20310701      360        2,287.31    20010801       360
6650747634     79.93       900,000     6.875       20010801       20310701      360        5,912.36    20010901       360
6652344273     79.91       546,000     7.000       20010801       20310701      360        3,632.56    20010801       360
6654128799     88.00       330,000     7.125       20010801       20310701      360        2,223.28    20010801       360
6655451968     64.81       350,000     6.500       20010801       20310701      360        2,212.24    20010801       360
6656811558     76.81       497,000     6.875       20010801       20310701      360        3,264.94    20010801       360
6656918262     70.00       395,500     6.625       20010801       20310701      360        2,532.44    20010801       360
6658798126     73.03       650,000     6.875       20010901       20310801      360        4,270.04    20010901       360
6659530148     70.27       572,743     6.500       20010801       20310701      360        3,620.13    20010801       360
6659814765     42.72       737,000     7.000       20010801       20310701      360        4,903.28    20010801       360
6661437142     74.20       371,000     6.875       20010801       20310701      360        2,437.21    20010801       360
6664576078     80.00       503,000     7.125       20010801       20310701      360        3,388.81    20010801       360
6665380165     79.93       316,200     6.875       20010701       20310601      360        2,077.21    20010801       359
6665570245     80.00       520,000     6.500       20010801       20310701      360        3,286.76    20010801       360
6667899477     79.82       303,200     5.500       20010701       20310601      360        1,721.54    20010901       359
6669962166     69.61       425,000     6.750       20010701       20310601      360        2,756.55    20010801       359
6671765714     30.65       352,800     6.875       20010701       20310601      360        2,317.65    20010801       359
6671949144     59.01       540,000     6.875       20010801       20310701      360        3,547.42    20010801       360
6673066590     80.00       344,000     6.875       20010901       20310801      360        2,259.84    20010901       360
6674158933     70.00       787,500     6.500       20010801       20310701      360        4,977.54    20010801       360
6674160939     35.04       456,000     6.625       20010801       20310701      360        2,919.82    20010901       360
6674408643     80.00       348,000     6.625       20010801       20310701      360        2,228.29    20010801       360
6674570947     79.92       432,800     6.250       20010801       20310701      360        2,664.83    20010901       360
6676611228     45.08       700,000     6.875       20010701       20310601      360        4,598.51    20010901       359
6679052529     59.94       600,000     6.250       20010701       20310601      360        3,694.31    20010801       359
6679635323     75.00       750,000     6.750       20010801       20310701      360        4,864.49    20010801       360
6680232813     80.00       552,000     6.875       20010801       20310701      360        3,626.25    20010801       360
6681963440     79.82       447,000     6.625       20010901       20310801      360        2,862.20    20010901       360
6682175424     72.66       400,000     6.875       20010701       20310601      360        2,627.72    20010801       359
6683418716     79.93       380,000     6.750       20010801       20310701      360        2,464.68    20010901       360
6684783266     74.22       360,000     7.500       20010801       20310701      360        2,517.18    20010801       360
6687759727     79.86       384,400     6.875       20010701       20310601      360        2,525.24    20010901       359
6691294026     69.60       870,000     6.625       20010801       20310701      360        5,570.71    20010801       360
6691776741     72.73       317,000     6.375       20010701       20310601      360        1,977.67    20010901       359
6693419860     86.88       500,000     7.000       20010701       20310601      360        3,326.52    20010801       359
6695110822     79.84       528,000     6.125       20010701       20310601      360        3,208.19    20010901       359
6701175918     80.00       430,000     6.750       20010901       20310801      360        2,788.98    20010901       360
6705892864     78.78       650,000     7.000       20010801       20310701      360        4,324.47    20010801       360
6707099591     66.66       420,000     6.750       20010801       20310701      360        2,724.12    20010801       360
6710555456     33.20       498,000     6.750       20010801       20310701      360        3,230.02    20010801       360
6710642239     53.36       641,000     6.375       20010701       20310601      360        3,999.01    20010801       359
6710868909     79.99       490,700     7.000       20010801       20310701      360        3,264.64    20010801       360
6711494226     79.86       461,600     6.875       20010701       20310601      360        3,032.39    20010901       359
6715083165     79.92       487,200     6.625       20010701       20310601      360        3,119.60    20010801       359
6715146582     80.00       428,000     7.000       20010801       20310701      360        2,847.50    20010801       360
6716254609     80.00       452,000     6.625       20010801       20310701      360        2,894.21    20010801       360
6717790510     69.96       913,000     6.625       20010801       20310701      360        5,846.04    20010801       360
6718430835     89.72       325,800     6.875       20010701       20310601      360        2,140.28    20010901       359
6720372215     80.00       317,600     6.250       20010801       20310701      360        1,955.52    20010801       360
6720595534     79.92       432,000     6.250       20010701       20310601      360        2,659.90    20010801       359
6722223879     74.94       309,000     7.375       20010801       20310701      360        2,134.19    20010901       360
6722803415     69.69       345,000     6.500       20010801       20310701      360        2,180.64    20010801       360
6723802929     41.77       330,000     6.875       20010801       20310701      360        2,167.87    20010801       360
6724154783     78.69       445,000     6.750       20010701       20310601      360        2,886.27    20010801       359
6725261207     79.77       616,000     6.750       20010601       20310501      360        3,995.37    20010801       358
6725326794     69.59       420,000     6.625       20010701       20310601      360        2,689.31    20010801       359
6725485459     75.00       411,750     7.000       20010801       20310701      360        2,739.39    20010801       360
6727739085     59.70       400,000     6.750       20010801       20310701      360        2,594.40    20010801       360
6728562098     80.00       463,200     7.125       20010801       20310701      360        3,120.67    20010801       360
6730732119     75.00       442,500     6.750       20010901       20310801      360        2,870.05    20010901       360
6730812853     77.38       650,000     6.500       20010801       20310701      360        4,108.45    20010801       360
6733645458     78.13       336,000     6.875       20010801       20310701      360        2,207.29    20010801       360
6735167469     79.06       589,000     6.375       20010801       20310701      360        3,674.60    20010801       360
6735574177     80.00       504,000     6.250       20010801       20310701      360        3,103.22    20010801       360
6737553823     45.10       325,000     6.875       20010701       20310601      360        2,135.02    20010801       359
6739473152     68.96       400,000     6.875       20010801       20310701      360        2,627.72    20010801       360
6740408981     78.10       399,000     6.875       20010601       20310501      360        2,621.15    20010801       358
6741169699     68.72       368,000     6.625       20010801       20310701      360        2,356.35    20010901       360
6741933540     66.59       386,600     6.500       20010701       20310601      360        2,443.58    20010801       359
6742888354     69.69       345,000     7.000       20010901       20310801      360        2,295.30    20010901       360
6743370899     46.26       775,000     6.375       20010801       20310701      360        4,835.00    20010801       360
6743528538     79.93       420,000     7.375       20010801       20310701      360        2,900.84    20010901       360
6745921079     80.00       342,580     7.000       20010801       20310701      360        2,279.20    20010801       360
6748399125     80.00       308,000     6.875       20010801       20310701      360        2,023.35    20010801       360
6749455314     38.23       650,000     6.875       20010901       20310801      360        4,270.04    20010901       360
6751610079     53.86       500,000     6.875       20010701       20310601      360        3,284.65    20010801       359
6753469813     77.66       482,000     6.375       20010801       20310701      360        3,007.06    20010901       360
6754252937     80.00       600,000     7.000       20010901       20310801      360        3,991.82    20010901       360
6755244982     76.19       400,000     7.125       20010801       20310701      360        2,694.88    20010801       360
6755674899     64.50       450,000     6.875       20010701       20310601      360        2,956.18    20010801       359
6756111131     69.56       425,000     7.125       20010601       20310501      360        2,863.31    20010801       358
6759936583     78.93       592,000     7.125       20010801       20310701      360        3,988.42    20010801       360
6760700911     59.40       400,000     6.625       20010601       20310501      360        2,561.25    20010901       358
6761469342     50.31       322,000     6.500       20010801       20310701      360        2,035.26    20010801       360
6762158993     46.24       578,000     6.875       20010801       20310701      360        3,797.05    20010801       360
6762867221     67.63       352,000     6.875       20010801       20310701      360        2,312.39    20010901       360
6765469470     80.00       428,000     7.125       20010901       20310801      360        2,883.52    20010901       360
6766421488     80.00       476,000     7.125       20010801       20310701      360        3,206.91    20010801       360
6766826199     71.42     1,000,000     6.875       20010801       20310701      360        6,569.29    20010801       360
6766838723     79.92       356,000     6.000       20010701       20310601      360        2,134.40    20010801       359
6767168724     79.92       345,600     6.500       20010701       20310601      360        2,184.43    20010801       359
6768449651     59.05       750,000     6.875       20010801       20310701      360        4,926.97    20010801       360
6770320338     20.40     1,000,000     6.500       20010901       20310801      360        6,320.68    20010901       360
6770554183     75.00       525,000     7.125       20010801       20310701      360        3,537.03    20010801       360
6770827001     40.85       429,000     6.625       20010801       20310701      360        2,746.94    20010801       360
6771081079     76.84       511,000     7.125       20010901       20310801      360        3,442.71    20010901       360
6771249502     79.06       338,400     6.750       20010901       20310801      360        2,194.86    20010901       360
6771384010     50.00       350,000     6.625       20010801       20310701      360        2,241.09    20010801       360
6772737463     68.86       965,000     6.875       20010701       20310601      360        6,339.37    20010801       359
6773071847     79.92       440,000     6.625       20010701       20310601      360        2,817.37    20010801       359
6773318479     80.00       426,000     6.875       20010901       20310801      360        2,798.52    20010901       360
6773347817     72.58       480,000     6.250       20010601       20310501      360        2,955.45    20010801       358
6773849432     53.37       483,000     6.625       20010801       20310701      360        3,092.71    20010801       360
6774169095     44.44       400,000     6.875       20010801       20310701      360        2,627.72    20010801       360
6774838707     42.85       450,000     6.625       20010801       20310701      360        2,881.40    20010801       360
6774880261     79.83       400,000     5.875       20010701       20310601      360        2,366.16    20010901       359
6777002798     78.74       415,000     6.750       20010801       20310701      360        2,691.69    20010801       360
6777600716     79.92       536,000     6.500       20010701       20310601      360        3,387.89    20010801       359
6777829539     95.00       300,200     7.250       20010901       20310801      360        2,047.90    20010901       360
6779785267     60.90       609,000     6.750       20010801       20310701      360        3,949.97    20010801       360
6780128234     44.39       927,000     7.000       20010801       20310701      360        6,167.36    20010801       360
6781110686     69.32       340,000     6.250       20010701       20310601      360        2,093.44    20010801       359
6783090985     80.00       417,200     6.875       20010901       20310801      360        2,740.71    20010901       360
6785568376     70.00       590,800     6.500       20010801       20310701      360        3,734.26    20010801       360
6788133749     80.00       343,200     7.125       20010801       20310701      360        2,312.21    20010801       360
6788584123     79.93       420,000     6.750       20010701       20310601      360        2,724.12    20010801       359
6790423518     74.94       326,000     7.000       20010801       20310701      360        2,168.89    20010801       360
6790508482     95.00       332,500     6.875       20010801       20310701      360        2,184.29    20010801       360
6791355867     61.50       341,657     6.750       20010801       20310701      360        2,215.99    20010901       360
6792586031     35.45       390,000     6.875       20010801       20310701      360        2,562.03    20010801       360
6793164176     78.00       487,500     6.125       20010901       20310801      360        2,962.11    20010901       360
6794665833     61.11       550,000     7.000       20010801       20310701      360        3,659.17    20010801       360
6794769106     37.03     1,000,000     6.750       20010801       20310701      360        6,485.99    20010801       360
6795286761     60.87       557,000     6.375       20010801       20310701      360        3,474.96    20010801       360
6798992704     80.00       392,000     7.250       20010801       20310701      360        2,674.14    20010801       360
6799205676     79.92       340,000     6.125       20010701       20310601      360        2,065.88    20010801       359
6800267434     69.92       560,000     5.500       20010701       20310601      360        3,179.62    20010801       359
6802924024     80.00       334,400     6.875       20010801       20310701      360        2,196.77    20010801       360
6803198818     74.99       753,350     6.625       20010801       20310701      360        4,823.79    20010801       360
6803544417     49.96     1,000,000     7.250       20010701       20310601      360        6,821.77    20010801       359
6803611901     66.66       900,000     7.000       20010801       20310701      360        5,987.73    20010801       360
6806939325     80.00       456,000     6.875       20010801       20310701      360        2,995.60    20010801       360
6807450728     74.87       505,500     6.750       20010701       20310601      360        3,278.67    20010901       359
6807601536     48.22       773,000     6.625       20010701       20310601      360        4,949.61    20010901       359
6807916355     40.50       300,000     7.250       20010701       20310601      360        2,046.53    20010801       359
6808455346     41.45       330,000     6.875       20010901       20310801      360        2,167.87    20010901       360
6808565797     80.00       576,000     6.125       20010801       20310701      360        3,499.84    20010801       360
6808980491     80.00       528,000     7.125       20010801       20310701      360        3,557.24    20010801       360
6809230961     80.00       504,000     6.875       20010801       20310701      360        3,310.93    20010801       360
6810418308     56.83       384,000     6.125       20010701       20310601      360        2,333.23    20010801       359
6812155692     28.12       450,000     6.875       20010801       20310701      360        2,956.18    20010801       360
6812178751     79.00       474,000     7.000       20010801       20310701      360        3,153.54    20010801       360
6816935305     75.00       307,500     7.375       20010901       20310801      360        2,123.83    20010901       360
6817094136     49.95       950,000     6.875       20010701       20310601      360        6,240.83    20010801       359
6818985332     80.00       400,000     6.875       20010901       20310801      360        2,627.72    20010901       360
6820700422     48.29       355,000     6.750       20010801       20310701      360        2,302.53    20010801       360
6822145535     79.31       464,000     6.875       20010801       20310701      360        3,048.15    20010801       360
6822298870     48.86       454,400     6.625       20010801       20310701      360        2,909.58    20010801       360
6822800691     45.94       850,000     6.625       20010801       20310701      360        5,442.65    20010801       360
6823312894     32.73       500,000     6.750       20010701       20310601      360        3,243.00    20010901       359
6823818296     62.48       478,000     6.875       20010901       20310801      360        3,140.12    20010901       360
6823864696     53.75       350,000     6.750       20010701       20310601      360        2,270.10    20010901       359
6825472993     67.67       400,000     6.750       20010701       20310601      360        2,594.40    20010901       359
6825741009     43.02       625,000     6.375       20010601       20310501      360        3,899.19    20010801       358
6828527165     79.86       740,800     7.000       20010701       20310601      360        4,928.57    20010901       359
6830611239     38.61       696,199     7.125       20010601       20310501      360        4,690.43    20010801       358
6830649635     76.29       690,440     6.625       20010801       20310701      360        4,420.97    20010801       360
6833561035     80.00       389,600     6.375       20010801       20310701      360        2,430.60    20010801       360
6833733253     70.82       612,600     7.000       20010901       20310801      360        4,075.65    20010901       360
6833818435     80.00       556,000     7.250       20010901       20310801      360        3,792.91    20010901       360
6835486744     80.00       296,000     6.500       20010801       20310701      360        1,870.93    20010801       360
6838722574     80.00       444,000     6.625       20010801       20310701      360        2,842.99    20010801       360
6841510859     42.55     1,000,000     6.750       20010801       20310701      360        6,485.99    20010801       360
6842060169     74.87       300,000     6.875       20010601       20310501      360        1,970.79    20010801       358
6843877272     67.18       501,000     6.500       20010701       20310601      360        3,166.67    20010801       359
6844455755     79.91       300,000     5.500       20010701       20310601      360        1,703.37    20010801       359
6844536596     70.00       353,500     7.000       20010801       20310701      360        2,351.85    20010801       360
6844649886     79.92       352,000     6.625       20010801       20310701      360        2,253.90    20010901       360
6844675477     78.94       600,000     7.000       20010801       20310701      360        3,991.82    20010801       360
6844876372     89.92       436,500     6.625       20010701       20310601      360        2,794.96    20010801       359
6845976221     79.88       512,000     6.750       20010901       20310801      360        3,320.83    20010901       360
6847330187     79.93       940,000     7.375       20010801       20310701      360        6,492.35    20010901       360
6847364194     73.17       750,000     7.000       20010901       20310801      360        4,989.77    20010901       360
6848621071     54.00     1,000,000     6.875       20010701       20310601      360        6,569.29    20010801       359
6848723950     79.99       314,850     6.625       20010801       20310701      360        2,016.02    20010801       360
6849011132     78.99       417,900     7.375       20010801       20310701      360        2,886.34    20010801       360
6851375698     62.50       685,000     6.500       20010801       20310701      360        4,329.67    20010901       360
6853180906     80.00       318,400     6.625       20010801       20310701      360        2,038.76    20010801       360
6853852009     74.64       400,000     6.375       20010701       20310601      360        2,495.48    20010901       359
6856108060     80.00       348,000     7.125       20010801       20310701      360        2,344.55    20010801       360
6856445702     80.00       404,800     7.000       20010801       20310701      360        2,693.15    20010801       360
6858728311     62.41       368,237     6.750       20010801       20310701      360        2,388.38    20010801       360
6859358282     75.34       396,991     6.750       20010701       20310601      360        2,574.88    20010901       359
6859423813     79.93       380,800     6.875       20010701       20310601      360        2,501.59    20010801       359
6863945454     61.69       880,000     6.375       20010701       20310601      360        5,490.06    20010801       359
6864337511     69.44       750,000     7.000       20010901       20310801      360        4,989.77    20010901       360
6865117607     72.72       400,000     7.000       20010901       20310801      360        2,661.21    20010901       360
6865679697     80.00       380,000     6.875       20010901       20310801      360        2,496.33    20010901       360
6866235457     80.00       340,000     6.750       20010801       20310701      360        2,205.24    20010801       360
6866431874     80.00       308,800     6.875       20010901       20310801      360        2,028.60    20010901       360
6867011345     45.67       407,000     7.000       20010701       20260601      300        2,876.60    20010801       299
6867230309     56.23       433,000     6.875       20010801       20310701      360        2,844.51    20010801       360
6868604031     44.82       650,000     6.500       20010801       20310701      360        4,108.45    20010801       360
6870530646     74.05       315,000     6.500       20010701       20310601      360        1,991.02    20010801       359
6870580799     72.47       395,000     6.625       20010801       20310701      360        2,529.23    20010801       360
6871634082     30.80       647,000     6.750       20010801       20310701      360        4,196.43    20010801       360
6872768897     26.76       750,000     7.125       20010801       20310701      360        5,052.89    20010901       360
6873087479     77.47       399,000     7.000       20010801       20310701      360        2,654.56    20010801       360
6873338195     55.90       700,000     6.750       20010701       20310601      360        4,540.19    20010901       359
6873527243     62.88       463,000     6.625       20010601       20310501      360        2,964.64    20010801       358
6873925157     35.83       538,000     6.500       20010701       20310601      360        3,400.53    20010801       359
6874614578     50.63       451,000     6.750       20010701       20310601      360        2,925.18    20010801       359
6874796904     79.86       460,000     6.750       20010701       20310601      360        2,983.56    20010901       359
6875201318     62.69       615,000     6.500       20010801       20310701      360        3,887.22    20010801       360
6875354893     65.08       456,000     6.750       20010701       20310601      360        2,957.61    20010801       359
6876037596     46.47       608,000     6.875       20010701       20310601      360        3,994.13    20010801       359
6876260321     39.48       993,800     6.875       20010801       20310701      360        6,528.56    20010801       360
6878800405     65.19       385,000     6.750       20010801       20310701      360        2,497.11    20010901       360
6879393921     80.00       368,000     7.375       20010801       20310701      360        2,541.69    20010801       360
6881827247     80.00       392,000     7.125       20010901       20310801      360        2,640.98    20010901       360
6882339515     65.00       559,000     7.000       20010801       20310701      360        3,719.05    20010801       360
6882793752     75.76       591,000     7.000       20010801       20310701      360        3,931.94    20010801       360
6882872465     79.93       723,000     6.375       20010901       20310801      360        4,510.82    20010901       360
6883173723     79.86       318,400     6.875       20010701       20310601      360        2,091.67    20010901       359
6883492354     74.31       450,000     6.875       20010701       20310601      360        2,956.18    20010801       359
6883543362     70.21       495,000     6.875       20010801       20310701      360        3,251.80    20010801       360
6885278587     32.54       313,000     6.500       20010801       20310701      360        1,978.38    20010901       360
6890995381     80.00       508,000     6.875       20010801       20310701      360        3,337.20    20010801       360
6891300581     79.92       375,200     6.500       20010701       20310601      360        2,371.52    20010801       359
6893215951     89.84       328,950     6.875       20010601       20310501      360        2,160.97    20010801       358
6894403978     66.66       510,000     6.250       20010801       20310701      360        3,140.16    20010801       360
6895768510     89.92       369,000     7.000       20010701       20310601      360        2,454.97    20010801       359
6896799068     77.95       350,000     6.875       20010801       20310701      360        2,299.26    20010801       360
6897854573     66.51       466,000     6.625       20010701       20310601      360        2,983.85    20010801       359
6898062275     50.54       860,000     7.000       20010701       20310601      360        5,721.61    20010801       359
6898173247     24.39       500,000     6.875       20010801       20310701      360        3,284.65    20010801       360
6899784117     63.69       510,000     6.750       20010701       20310601      360        3,307.86    20010801       359
6900361012     80.00       584,000     7.375       20010801       20310701      360        4,033.55    20010801       360
6900448827     80.00       680,000     6.625       20010801       20310701      360        4,354.12    20010801       360
6901606670     56.52       650,000     6.625       20010801       20310701      360        4,162.03    20010801       360
6902406369     80.00       368,000     7.125       20010901       20310801      360        2,479.29    20010901       360
6902813119     80.00       376,000     7.125       20010901       20310801      360        2,533.19    20010901       360
6903154208     79.05       360,000     7.125       20010701       20310601      360        2,425.39    20010801       359
6903772173     40.98       400,000     6.375       20010701       20310601      360        2,495.48    20010801       359
6903881941     69.53       904,000     6.875       20010801       20310701      360        5,938.64    20010801       360
6904187496     47.00       470,000     6.625       20010901       20310801      360        3,009.47    20010901       360
6904393086     79.42       420,000     6.750       20010701       20310601      360        2,724.12    20010801       359
6907840604     79.94       519,650     5.875       20010801       20310701      360        3,073.93    20010801       360
6908549790     55.57       381,000     6.875       20010701       20310601      360        2,502.90    20010801       359
6909525955     78.25       560,000     7.125       20010801       20310701      360        3,772.83    20010901       360
6909689108     53.63       590,000     7.250       20010801       20310701      360        4,024.85    20010801       360
6910667796     78.14       750,000     7.125       20010801       20310701      360        5,052.89    20010901       360
6915188699     80.00       572,000     7.250       20010801       20310701      360        3,902.05    20010801       360
6916139634     58.18       384,000     6.875       20010801       20310701      360        2,522.61    20010801       360
6916141556     37.43       300,000     6.875       20010701       20310601      360        1,970.79    20010901       359
6916798843     79.85       342,000     6.500       20010701       20310601      360        2,161.68    20010901       359
6916965152     56.99       565,000     5.750       20010701       20310601      360        3,297.19    20010801       359
6918390458     80.00       520,000     6.625       20010801       20310701      360        3,329.62    20010801       360
6918569978     60.45       396,000     6.500       20010801       20310701      360        2,502.99    20010801       360
6919549615     69.90       432,681     6.250       20010901       20310801      360        2,664.10    20010901       360
6921280829     36.92       360,000     6.875       20010801       20310701      360        2,364.95    20010801       360
6921925076     79.93       356,000     6.750       20010701       20310601      360        2,309.01    20010801       359
6922182420     75.13       365,000     6.875       20010701       20310601      360        2,397.80    20010901       359
6922441578     58.80       294,000     7.500       20010901       20310801      360        2,055.70    20010901       360
6922454498     70.00       637,000     6.750       20010801       20310701      360        4,131.57    20010801       360
6924327437     80.00       500,000     7.000       20010801       20310701      360        3,326.52    20010801       360
6925848431     69.60       334,400     7.000       20010701       20310601      360        2,224.78    20010801       359
6927913761     80.00       347,200     7.250       20010901       20310801      360        2,368.52    20010901       360
6928088191     75.00       487,500     7.125       20010801       20310701      360        3,284.38    20010801       360
6929777446     49.95       700,000     7.000       20010701       20310601      360        4,657.12    20010801       359
6932485664     79.93       360,000     7.125       20010801       20310701      360        2,425.39    20010901       360
6933446806     63.49       400,000     6.500       20010801       20310701      360        2,528.28    20010801       360
6934128528     23.52       400,000     6.875       20010801       20310701      360        2,627.72    20010801       360
6934513133     73.71       575,000     6.625       20010801       20310701      360        3,681.79    20010801       360
6934529428     68.12       750,000     6.875       20010701       20310601      360        4,926.97    20010801       359
6935734308     94.90       323,000     7.125       20010701       20310601      360        2,176.12    20010801       359
6936081477     80.00       348,000     6.875       20010901       20310801      360        2,286.12    20010901       360
6936914248     69.21       530,000     6.625       20010701       20310601      360        3,393.65    20010801       359
6937372024     79.92       360,000     6.625       20010701       20310601      360        2,305.12    20010801       359
6941247816     80.00       310,320     6.500       20010901       20310801      360        1,961.44    20010901       360
6941613082     73.00       332,150     6.375       20010801       20310701      360        2,072.19    20010801       360
6941946250     68.69       594,200     6.625       20010801       20310701      360        3,804.73    20010801       360
6943390903     79.99       522,580     6.750       20010901       20310801      360        3,389.45    20010901       360
6944099537     76.39       650,000     6.250       20010701       20310601      360        4,002.17    20010801       359
6944299145     74.87       365,000     7.125       20010801       20310701      360        2,459.08    20010801       360
6944798286     80.00       420,000     6.625       20010801       20310701      360        2,689.31    20010801       360
6945747514     80.00       700,000     6.250       20010801       20310701      360        4,310.03    20010801       360
6945802152     73.81       358,000     7.000       20010801       20310701      360        2,381.79    20010801       360
6946053243     75.00       393,750     6.875       20010901       20310801      360        2,586.66    20010901       360
6946967756     68.98       425,000     6.500       20010701       20310601      360        2,686.29    20010901       359
6947141336     75.81       413,500     7.250       20010701       20310601      360        2,820.80    20010801       359
6947509763     69.43       334,000     5.750       20010701       20310601      360        1,949.14    20010901       359
6949288002     64.15       447,200     6.875       20010701       20310601      360        2,357.89    20010801       359
6950692324     54.54       600,000     6.750       20010801       20310701      360        3,891.59    20010801       360
6950790854     79.99       330,500     7.125       20010901       20310801      360        2,226.64    20010901       360
6951033221     42.00       567,000     6.375       20010801       20310701      360        3,537.35    20010801       360
6952438411     79.86       352,000     6.875       20010701       20310601      360        2,312.39    20010901       359
6953916233     64.95       528,450     7.375       20010701       20310601      360        3,649.88    20010801       359
6955525370     66.37       385,000     7.375       20010901       20310801      360        2,659.10    20010901       360
6955601031     74.94       318,750     7.125       20010701       20310601      360        2,147.48    20010801       359
6955815789     80.00       308,000     6.750       20010801       20310701      360        1,997.69    20010801       360
6955954794     43.25       650,000     6.750       20010601       20310501      360        4,215.89    20010801       358
6957908012     80.00       358,000     6.875       20010801       20310701      360        2,351.81    20010801       360
6958307966     68.99       366,000     6.375       20010701       20310601      360        2,283.37    20010801       359
6958345701     32.84     1,000,000     6.625       20010801       20310701      360        6,403.11    20010801       360
6958556216     90.00       333,000     6.375       20010801       20310701      360        2,077.49    20010801       360
6958984640     51.43       538,000     6.500       20010801       20310701      360        3,400.53    20010901       360
6959219541     79.93       408,000     6.875       20010801       20310701      360        2,680.27    20010901       360
6959834273     68.82       314,000     6.500       20010601       20310501      360        1,984.70    20010901       358
6960173448     62.97       444,000     6.875       20010801       20310701      360        2,916.77    20010801       360
6960387154     48.92       340,000     6.875       20010801       20310701      360        2,233.56    20010801       360
6960514849     79.97       612,000     7.125       20010801       20310701      360        4,123.16    20010801       360
6962289069     74.15       650,000     6.750       20010701       20310601      360        4,215.89    20010901       359
6962682263     31.36       785,000     6.000       20010801       20310701      360        4,706.48    20010901       360
6963148371     79.92       572,000     6.250       20010701       20310601      360        3,521.91    20010801       359
6963431975     70.32       500,000     6.875       20010701       20310601      360        3,284.65    20010801       359
6966676154     69.94       374,500     6.875       20010701       20310601      360        2,460.20    20010801       359
6968634177     80.00       420,000     7.000       20010801       20310701      360        2,794.28    20010801       360
6968734241     41.58       998,000     6.875       20010801       20300701      348        6,625.09    20010801       348
6970166804     58.30       330,000     6.500       20010701       20310601      360        2,085.83    20010901       359
6971282600     79.92       463,200     6.625       20010701       20310601      360        2,965.93    20010801       359
6971340317     65.45       383,200     7.000       20010801       20310701      360        2,549.44    20010901       360
6972327446     51.45       515,000     6.625       20010701       20310601      360        3,297.61    20010801       359
6976908423     38.83       400,000     7.250       20010801       20310701      360        2,728.71    20010801       360
6980529223     74.59       337,500     5.500       20010701       20310601      360        1,916.29    20010901       359
6981190876     73.46       573,000     7.375       20010901       20310801      360        3,957.57    20010901       360
6982176627     55.95       560,000     6.625       20010701       20310601      360        3,585.75    20010801       359
6982464262     63.25       795,800     6.625       20010801       20310701      360        5,095.60    20010901       360
6983017622     89.96       292,400     7.500       20010801       20310701      360        2,044.51    20010801       360
6983811644     79.93       308,908     6.875       20010801       20310701      360        2,029.31    20010901       360
6984052420     80.00       360,000     7.125       20010801       20310701      360        2,425.39    20010801       360
6984260510     79.86       367,960     7.000       20010701       20310601      360        2,448.05    20010901       359
6986441720     67.73       400,000     6.500       20010701       20310601      360        2,528.28    20010801       359
6989038499     59.85       630,000     4.875       20010701       20310601      360        3,334.02    20010901       359
6989166779     50.84       330,000     6.625       20010801       20310701      360        2,113.03    20010801       360
6989916553     80.00       340,000     5.750       20010801       20310701      360        1,984.15    20010801       360
6990841428     78.93       609,500     7.000       20010701       20310601      360        4,055.02    20010801       359
6991665636     80.00       432,000     6.625       20010801       20310701      360        2,766.15    20010801       360
6991920015     65.35       400,000     6.250       20010801       20310701      360        2,462.87    20010801       360
6992639457     63.74       400,000     6.875       20010701       20310601      360        2,627.72    20010801       359
6995646194     75.00       393,750     6.875       20010901       20310801      360        2,586.66    20010901       360
6997051567     74.87       360,000     7.125       20010601       20310501      360        2,425.39    20010801       358
6997348583     51.02       325,000     6.250       20010801       20310701      360        2,001.09    20010801       360
6997535528     10.00     1,000,000     6.875       20010801       20310701      360        6,569.29    20010801       360
6997881351     79.93       584,000     7.250       20010801       20310701      360        3,983.91    20010901       360
6999341222     69.77       356,500     6.625       20010701       20310601      360        2,282.71    20010901       359
6348973840     67.99       650,000     6.625       20010801       20310701      360        4,162.03    20010801       360
6113606534     66.94       395,000     6.000       20010901       20310801      360        2,368.23    20010901       360
6053607419     66.23       440,000     6.250       20010801       20310701      360        2,709.16    20010801       360

                                    EXHIBIT D

                         MORTGAGE LOAN SCHEDULE (cont'd)


LOAN            SCHEDULED                APPRAISAL
NUMBER          PB            FICO       VALUE           SALES
--------------------------------------------------------------------------------
0029396009      555,909.10    789           700,000        695,588
0029537511      598,479.11    621           875,000        850,000
0029642907      590,406.63    716           740,000        739,956
0029658143      448,712.38    682           610,000           --
0029662335      411,082.43    768           520,000        515,400
0029685583      291,519.89    734           375,000        365,000
0029698669      404,217.71    626           625,000           --
0029705787      479,191.17    764           600,000        600,000
0029722832      442,414.42    669           555,000        554,092
0029734944      529,543.68    752           800,000           --
0029736634      337,356.92    718           422,500        422,500
0029741857      521,897.21    759           654,000        653,800
0029743226      374,684.95    685           500,000           --
0029746864      434,652.13    668           588,000           --
0029747961      428,748.27    746           536,500        536,393
0029748092      378,381.85    750           480,000        473,376
0029749397      287,758.05    764           400,000           --
0029752177      399,620.46    687           500,000           --
0029753126      494,823.20    733           632,000        619,000
0029754736      372,286.97    759           466,000        465,752
0029757382      427,657.73    725           535,000           --
0029759180      315,685.42    673           397,500        395,000
0029759313      313,200.00    707           348,000           --
0029759727      318,931.83    756           399,000        399,000
0029759909      338,928.75    771           430,000        424,000
0029762572      442,128.25    716           590,000           --
0099050437      399,582.38    765           615,000        615,000
0099050957      348,484.63    665           465,000           --
0099051377      455,742.17    694           570,700        570,700
0099057366      337,344.43    693           423,000        422,377
0099062325      373,000.70    760           467,000        467,000
0099064156      301,491.11    699           435,000           --
0099065401      504,248.09    775         1,375,000           --
0099065849      447,650.52    784           560,000           --
0099066193      319,473.87    725           515,000           --
0099067316      299,469.16    768           375,000           --
0099067456      459,205.66    687           575,000           --
0099067670      459,224.86    750           645,000           --
0099067910      507,517.99    713           635,000        635,000
0099068181      359,704.91    720           515,000           --
0099068207      469,587.70    775           590,000        588,000
0099068736      399,680.13    768           625,000           --
0099068785      349,726.96    668           730,000           --
0099069379      299,741.71    654           364,000        353,000
0099069627      534,492.37    748           725,000        725,000
0099070708      299,728.27    762           570,000        570,000
0099071680      512,579.50    755           655,000           --
0099071714      499,525.58    793           695,000        695,000
0099073553      349,675.84    766           840,000           --
0099073785      379,672.83    719           825,000           --
0099073827      369,665.52    722           462,500        462,500
0099074593      431,662.99    731           550,000        540,000
0099075335      569,532.78    690           720,000           --
0099075574      377,482.60    686           472,300        472,300
0099076457      328,743.35    746           439,000        439,000
0099076556      515,533.53    755           775,000           --
0099076770      477,573.89    675           598,000           --
0099076986      509,300.25    719           649,000        639,762
0099076994      489,498.43    721           620,500        612,418
0099078032      399,680.13    775           800,000        695,000
0099079329      415,659.01    778           520,000           --
0099080186      311,744.25    744           390,000        390,000
0099080707      484,517.18    761           650,000           --
0099083123      471,631.80    728           590,000        590,000
0099083487      384,540.67    782           500,000           --
0099085664      344,460.37    731           431,000        430,969
0099085680      415,650.50    697           520,000           --
0099089781      531,998.13    704           670,000        668,286
0099089914      327,959.39    706           412,000        410,303
0099091845      449,541.21    720           632,000           --
0099092066      432,254.05    720           569,000        540,803
0099099517      645,470.48    778           900,000           --
6000074671      491,586.66    747           615,000        615,000
6000597796      337,223.35    713           380,000        375,000
6001019824      444,616.86    733           625,000        623,000
6001148037      379,359.67    782           500,000        475,000
6002705660      594,838.49    755           775,000        745,000
6004206642      547,528.18    712           685,000        685,000
6004813264      343,681.38    761           430,000           --
6005154783      327,617.68    770           390,000           --
6006213497      359,726.06    766           450,000        450,000
6006240896      311,744.25    788           390,000        390,000
6008435965      349,726.96    724           593,000           --
6008688571      405,000.00    692           475,000        450,000
6009330132      474,870.32    690           679,000        679,000
6009824910      367,532.47    713           415,000           --
6010734553      889,295.34    746         1,375,000      1,290,000
6012291479      315,621.46    665           505,000           --
6013333684      323,412.59    771           410,000        405,000
6015610907      316,175.75    718           400,000        395,992
6015806521      546,327.27    797           900,000        840,000
6016346923      602,000.00    708           775,000        752,500
6016585702      350,000.00    786           740,000        725,000
6018232931      483,815.11    676           607,000        606,099
6020125115      949,182.06    720         1,550,000           --
6021786725      424,266.10    785           700,000           --
6022748120      396,796.65    752           530,000           --
6023505990      633,377.29    663           835,000           --
6025791341      293,492.32    720           525,000           --
6027227575      994,533.96    730         1,350,000           --
6028663562      648,792.74    832           899,000        899,000
6029048151      489,000.00    772           860,000        699,000
6032250083      406,649.58    759           690,000           --
6032864933      307,073.08    745           330,000        323,500
6033080505      598,912.24    733         2,400,000           --
6034183563      771,834.88    792         1,030,000      1,030,000
6034291903      419,309.43    790           530,000           --
6034464526      944,186.37    786         1,350,000           --
6035429262      581,000.00    742           830,000           --
6036147830      387,845.35    658           555,000           --
6037108377      507,122.78    713           680,000           --
6038862451      457,194.40    704           700,000           --
6040076066      399,655.60    750         1,050,000        990,000
6040347087      382,300.40    714           485,000        478,297
6040569375      711,915.96    742           950,000        950,000
6040667328      314,482.07    788         1,725,000           --
6042135993      673,194.85    792         1,000,000        999,000
6042372406      594,500.00    719           850,000           --
6044013545      355,670.27    739           450,000        445,000
6045035992      448,613.42    775           649,000        649,000
6047175101      323,747.24    711           675,000           --
6048565839      394,691.86    813           795,000        795,000
6049839639      351,711.46    673           440,000        440,000
6051405725      359,697.55    712           450,000           --
6051652763      871,466.75    753         1,500,000           --
6052892624      339,707.26    780           425,000           --
6053007271      380,102.93    662           508,000           --
6053980907      399,182.35    770           835,000        835,000
6056191320      606,950.10    696           760,000        760,000
6062038473      302,769.44    647           319,000        319,000
6065097849      542,000.00    665           700,000           --
6065564640      584,508.52    758           732,000        731,250
6065953231      359,697.55    769           702,000           --
6070243685      752,500.00    792         1,200,000           --
6070266488      415,623.92    702           600,000           --
6071218447      303,934.44    800           855,000           --
6072283572      286,159.38    669           358,000        358,000
6073029180      552,097.27    772         1,203,000           --
6074760130      469,605.14    660           630,000           --
6074825388      392,196.66    776           615,000           --
6076767042      437,640.97    722           780,000           --
6076964649      439,561.97    720           550,000        550,000
6077096409      349,713.11    749           690,000           --
6078639827      649,426.51    724           465,000        465,000
6080914689      332,951.66    665           490,000           --
6083435138      388,943.66    754         1,175,000           --
6083860376      762,524.85    720           815,000        799,091
6084291993      638,140.85    726           740,000        740,000
6084879128      592,000.00    665           820,000           --
6085008487      573,517.76    763           435,000        435,000
6087939242      347,714.74    789           575,000        575,000
6088843294      431,250.00    735           483,000        482,143
6089700709      385,375.96    739           572,000           --
6090008407      399,274.82    753           900,000           --
6090118214      525,524.49    785         1,600,000           --
6090369676      560,930.71    648         1,000,000           --
6092314639      699,453.93    774           689,000           --
6093206230      549,846.18    752         1,300,000           --
6093754841      548,021.28    717           304,000        304,000
6096611972      288,800.00    791           470,000        469,900
6097499021      422,197.37    771           570,000           --
6099057173      427,500.00    753           653,000           --
6099197086      492,000.00    765         5,875,000           --
6100150165      969,144.19    767           790,000           --
6103714330      407,345.50    739         1,200,000           --
6104329054      314,722.08    783           525,000           --
6105635087      309,752.10    751           540,000           --
6105666744      317,143.13    783         1,131,000      1,125,000
6106610295      650,000.00    749           430,000        429,000
6106699140      342,635.72    705           925,000           --
6108806297      565,996.72    744           440,000           --
6110958169      325,732.78    760           740,000        735,000
6113779208      395,000.00    747           600,000        600,000
6113877036      479,586.72    763           570,000           --
6113972985      424,434.25    748           415,000           --
6114866467      303,725.18    752           570,000           --
6114994632      385,309.14    795           649,000        649,000
6116282473      388,973.77    758           575,000           --
6118698486      299,754.09    726           585,000        570,000
6119884440      399,000.00    788           453,000           --
6122038539      359,690.04    767           472,000        472,000
6122163915      377,290.48    787           900,000           --
6123817550      474,159.52    779           386,000           --
6124457141      307,219.24    671           700,000        658,000
6125896867      525,979.04    659           985,000           --
6125971322      633,467.36    767           690,000        690,000
6126334439      551,558.57    741           383,000           --
6127297544      284,483.30    786           378,000        377,000
6127550637      301,269.87    783         1,100,000           --
6127730601      570,520.28    716         1,525,000           --
6128414395      748,573.03    748           372,000        371,879
6129775299      334,408.82    738           555,000        555,000
6130523126      444,000.00    744           920,000        900,000
6132319846      719,409.82    720         1,825,000      1,800,000
6133200987      848,602.44    712         1,500,000           --
6133795663      911,252.44    684           384,000           --
6133898640      354,736.53    771         4,800,000           --
6135148127      748,672.91    732         1,539,000           --
6136422570      995,163.23    799         1,200,000           --
6137590359      555,016.20    676         1,200,000           --
6141399482      549,412.01    793         1,300,000           --
6146389561      324,720.18    718           850,000        840,000
6146507519      599,508.18    717           730,000        690,000
6146575425      499,093.54    740           584,000           --
6148080192      466,431.83    791           750,000        750,000
6148675447      598,963.91    780           700,000        678,030
6149270016      541,921.45    793           550,000        550,000
6150168380      439,648.13    744           850,000        850,000
6150715750      615,000.00    643           495,000           --
6151161707      354,340.65    728         1,400,000           --
6151997886      649,397.97    793           420,000        402,000
6152585946      320,825.55    697           875,000           --
6154356585      611,959.60    647         1,400,000           --
6154421280      499,609.94    711           515,000           --
6156249960      310,000.00    756           785,000        780,000
6157137792      622,783.92    720           522,500        522,500
6161312829      375,000.00    782           750,000           --
6161529455      524,569.66    748         1,110,000      1,110,000
6162960402      831,800.59    717           700,000        640,000
6164057769      458,282.13    776           620,000           --
6164971464      495,583.30    734         1,325,000           --
6167562658      390,000.00    787         1,225,000           --
6172810811      549,549.16    777           440,000        436,000
6172981091      325,000.00    724           398,000        384,000
6173996155      306,629.43    752           602,000           --
6174368701      445,994.02    751           510,000           --
6174742129      365,692.52    782           515,000           --
6175576989      349,365.47    723           605,000        605,000
6176366927      483,562.46    778           640,000        640,000
6178334758      400,000.00    725           780,000           --
6178831787      469,168.35    759         1,525,000           --
6179208399      810,597.83    757           505,000           --
6179909517      339,728.10    696           489,000        489,000
6180650068      390,902.32    755           950,000           --
6181875342      424,651.63    778           700,000           --
6182581238      488,678.89    676         2,880,000      2,600,000
6183486064      934,252.29    745           475,000        475,000
6186398688      379,259.44    788           742,000        742,000
6190381878      370,000.00    734           575,000           --
6191958617      451,629.50    660         2,000,000           --
6192772660    1,000,000.00    731           870,000        869,000
6195019168      695,200.00    706           834,000           --
6196159633      637,974.94    796           760,000           --
6196199670      364,694.09    707           720,000           --
6197235705      479,171.12    796           459,000        450,000
6200167697      359,331.35    687           800,000           --
6201018980      474,591.03    688           585,000           --
6201285977      438,028.61    761           880,000           --
6201440044      449,203.75    736         1,850,000           --
6202881642      479,576.50    692           540,000           --
6203985384      354,694.35    709           478,000        476,000
6205555466      380,126.19    759           840,000           --
6205716373      498,678.73    698           437,000        422,500
6207115616      322,215.46    632           900,000           --
6207128973      544,035.65    791           740,000           --
6208311842      359,712.11    784           560,000           --
6208629854      416,545.34    707           733,000           --
6208711538      584,988.08    777           779,000        779,000
6209101671      522,274.23    755           825,000           --
6210960289      614,936.28    764         1,490,000           --
6211865123      807,630.72    776         3,200,000           --
6212821430      702,394.73    761           552,025        552,025
6212887399      440,759.35    669           560,000        560,000
6213228742      447,650.52    728           950,000           --
6213989723      380,257.49    781           571,000           --
6214156108      451,591.38    756         1,070,000           --
6214261437      589,902.31    711           410,000           --
6214402114      307,241.66    736           620,000           --
6215369791      432,653.73    772         1,100,000           --
6216269719      824,306.89    697           630,000           --
6217695466      501,588.51    708           575,000           --
6218379805      340,000.00    628         1,320,000           --
6220360926      723,650.00    729         1,050,000           --
6220994492      567,000.00    675           958,000           --
6221867127      448,859.33    659           730,000           --
6223533305      551,284.98    629           537,000        536,029
6224571601      428,412.36    641           750,000           --
6224707866      599,531.94    693           535,200        535,000
6224843562      427,657.73    690           535,000           --
6224878188      388,873.02    722           398,000           --
6225263802      309,258.56    665           850,000           --
6225314829      648,469.59    692           690,000        690,000
6225772828      551,536.25    694           560,000           --
6230349794      349,720.11    747           900,000           --
6230516582      629,372.83    721         1,000,000        900,000
6231542595      718,786.75    699           450,000           --
6231602498      337,216.45    717           373,000           --
6233594545      297,761.69    770           680,000        675,000
6237186710      539,546.33    711           453,000           --
6237590028      362,095.54    720           575,000           --
6237731382      326,448.98    814         1,400,000           --
6237837825      919,084.13    672           735,000           --
6241864914      486,900.00    737           950,000           --
6242122841      663,794.39    798         2,588,000      2,588,000
6243761803      500,000.00    792           525,000        537,500
6244266778      419,647.14    646         1,225,000           --
6245223539      749,414.92    729           595,000        584,000
6246932260      466,826.38    759         1,270,000           --
6248588870      648,821.58    693           425,000        424,225
6248638154      339,078.57    788           590,000        572,450
6248966944      457,575.25    756           490,000           --
6253620071      390,000.00    723           650,000        650,000
6254797381      519,552.28    725           995,000           --
6255519917      648,849.86    770           618,000           --
6255575216      494,004.63    712           628,000           --
6256851004      377,658.28    718           710,000        705,000
6259779004      562,977.50    707           415,000        415,000
6259915129      393,902.16    745           685,000           --
6260894974      475,178.04    724         1,050,000           --
6261873761      549,526.46    721         1,125,000      1,125,000
6264766400      899,262.27    768         3,750,000           --
6265199643      698,730.95    735         1,450,000           --
6265597689      749,385.23    756         1,000,000           --
6266224499      599,543.44    750           495,000           --
6267274261      392,853.08    731           695,000        695,000
6268293401      556,000.00    792           575,000           --
6268307763      334,718.55    771           600,000           --
6269256001      429,638.74    710         1,292,000      1,030,000
6272081610      599,312.50    792         1,150,000           --
6272682235      748,704.89    753           433,000        432,285
6273218526      345,515.37    770           525,000        525,000
6273453404      419,672.35    690           665,000           --
6274209219      430,000.00    710           405,000           --
6275949946      323,337.70    725           390,000        370,000
6276572572      295,488.85    718           525,000           --
6276936355      312,749.70    762           325,900        325,900
6281099876      309,338.43    775           910,000        910,000
6281619681      727,357.70    712           600,000           --
6281987278      449,648.95    774           501,000        501,000
6282157954      400,124.61    746         1,300,000           --
6282563292      750,603.28    674         1,175,000           --
6282902961      773,694.07    757           397,000           --
6284124390      334,392.66    741           566,000        565,000
6286134504      450,767.49    686           775,000        775,000
6286236192      619,466.19    724           675,000           --
6286944779      399,620.46    769           525,000        515,000
6287526435      411,653.87    729           850,000        850,000
6287692682      650,000.00    722           750,000           --
6289630284      367,348.84    759           980,000           --
6290335030      448,120.13    701           435,000        435,000
6291791173      347,369.10    777           540,000        540,000
6291978952      431,654.53    746           575,000        575,000
6292215735      459,622.93    645           430,000           --
6292764864      364,384.94    674           600,000           --
6293160211      329,416.08    729           500,000           --
6293394786      399,238.95    772           800,000           --
6293841711      629,457.58    678           550,000           --
6296358341      296,487.14    754         1,135,000           --
6298264364      594,831.66    696           800,000        800,000
6299965175      637,830.72    777           570,000        550,000
6301146822      439,592.47    783           790,000           --
6302906554      354,701.75    779           734,000        733,914
6302908717      586,592.04    751           810,000        800,000
6306984821      639,462.32    639           423,900           --
6308166666      328,445.61    752           560,000           --
6308883732      389,326.53    687           450,000           --
6309275326      332,370.53    786           615,000        615,000
6309795893      491,170.95    743           750,000           --
6313093939      399,655.60    773           675,000           --
6316397626      471,840.95    767           615,000           --
6316600763      429,201.34    699           540,000           --
6320104422      431,209.98    706           740,000           --
6321240142      559,200.00    764         1,750,000           --
6323127479      519,383.33    734           460,000        460,000
6323796323      366,629.68    640           455,000        455,000
6323939261      363,401.50    668           725,000        720,000
6324487849      576,000.00    697           615,000           --
6326658702      340,000.00    738           536,000        536,000
6327170533      428,800.00    759           790,000        787,000
6330758399      629,083.92    796           725,000           --
6331155041      289,648.96    782         1,025,000           --
6331488673      674,460.21    690           620,000        620,000
6331684412      495,593.42    757         1,095,000      1,095,000
6332249868      499,177.91    648           515,000           --
6336731515      385,933.39    668           440,000           --
6336885477      345,694.73    768           775,000           --
6337045279      439,602.23    698         1,241,300           --
6337090465      748,826.31    698           705,000           --
6338248047      563,514.40    758           650,000        649,900
6338445569      449,512.64    710           660,000        656,500
6340558201      524,293.08    699           710,000        700,000
6340674131      548,902.20    721           442,000           --
6340985123      389,242.15    739           485,000        485,000
6341996574      387,704.76    731           570,000           --
6342679724      427,158.13    782           735,000        715,000
6342857023      398,935.39    788           855,000           --
6343374572      567,567.79    794           700,000           --
6343628035      481,147.13    762           475,000        474,000
6345626433      378,873.51    735           850,000        775,000
6345724550      599,470.63    694           968,000           --
6346973107      648,792.74    780           465,000           --
6347167840      294,514.95    755           975,000           --
6347342096      377,158.73    783           419,000        416,000
6347688613      332,499.14    770         1,610,000           --
6348007730      598,988.95    759           550,000           --
6349235926      620,085.06    722           860,000           --
6349775962      294,490.59    782           385,000           --
6349902129      311,737.88    630           390,000           --
6350532831      411,197.07    723           560,000           --
6353579490      599,013.49    631         1,100,000           --
6356261500      605,925.96    766         5,000,000           --
6357813176      343,434.39    685           430,000        430,000
6358419833      858,604.25    725         1,165,000      1,146,600
6358483847      489,567.68    746           700,000           --
6358521729      648,540.02    770           817,000        816,368
6359600688      419,274.73    785           610,000        620,000
6359805329      485,991.36    710           609,000        608,305
6360123803      438,000.00    693           568,000           --
6361664508      346,750.00    748           365,000        365,000
6364581097      524,536.80    721           825,000        825,000
6366383062      435,651.33    768           545,000        545,000
6368615354      424,634.08    744         1,350,000           --
6368707888      275,998.72    801           545,000           --
6368956691      327,447.30    708           410,000        410,000
6370780212      486,000.00    772           614,000        607,500
6371598480      677,457.81    724           885,000           --
6371828085      680,000.00    748         1,500,000           --
6372272838      534,120.37    743           690,000        675,000
6372503265      439,202.31    666           625,000        610,000
6372573045      479,643.77    720           645,000           --
6372595303      340,000.00    735           450,000           --
6374106398      649,453.92    703           940,000           --
6374650296      859,329.11    767         1,075,000           --
6375064638      399,309.26    767         1,125,000      1,075,000
6375366165      604,528.43    753           810,000           --
6377152381      549,002.88    673         1,100,000           --
6378477324      977,835.37    759         2,000,000           --
6381808853      355,425.19    779           875,000           --
6382358502      407,242.21    782           810,000        760,000
6382380928      419,629.44    737           710,000           --
6382769179      459,632.14    767           682,000           --
6383456008      399,680.12    748           675,000           --
6383457469      470,813.76    692           589,000        589,000
6387160804      530,396.10    711           663,500           --
6390437553      408,857.41    771           512,000        512,000
6391885503      460,223.18    749           630,000           --
6392535297      351,704.28    751           460,000        440,000
6396706167      329,457.42    707           440,000           --
6397085256      749,338.29    784         1,550,000           --
6397173730      328,024.19    738           469,000           --
6399314431      688,547.31    677           895,000        862,000
6400607146      528,656.52    719           825,000           --
6401135352      375,676.27    721           470,000           --
6402473646      615,443.13    698         1,210,000           --
6402537523      428,000.00    749           535,000        535,000
6402598848      352,196.50    704           470,000           --
6402605684      335,688.79    754           423,000        420,000
6403874131      340,000.00    651           455,000           --
6404624261      679,400.05    705           850,000        850,000
6405307031      475,157.74    784           600,000        595,000
6406499290      381,163.41    711           518,000           --
6409657845      454,568.27    779           689,000           --
6411223552      339,241.66    658           485,000           --
6411489575      699,382.40    709         1,050,000           --
6411599001      594,512.28    707           850,000           --
6412823756      431,628.05    718           543,000        543,000
6414868262      424,642.95    635           635,000           --
6415071643      383,000.00    790           533,000        533,000
6415360772      328,000.00    715           452,500           --
6416521414      650,000.00    700           880,000        880,000
6417095574      447,641.74    750           700,000           --
6418403330      559,529.52    754           705,000        700,000
6423838843      355,338.79    748           450,000        445,000
6424454400      415,683.46    730           520,000        520,000
6426170640      354,694.35    728           725,000           --
6426521966      998,201.11    776         1,300,000      1,284,775
6428638446      449,621.95    737           700,000           --
6428703364      444,644.14    738           585,000           --
6430770526      488,557.93    711           865,000           --
6431094223      300,699.77    799           383,300        377,000
6432295506      964,278.87    754         1,287,000      1,286,956
6432725205      566,511.82    624           795,000           --
6433822068      318,564.91    718           400,000        398,888
6435576860      390,000.00    646           620,000           --
6436075144      501,760.59    658           682,000           --
6436871526      327,731.13    756           410,000        410,000
6438486000      499,157.46    769         1,000,000      1,000,000
6438654862      702,000.00    770         1,100,000           --
6439283364      793,692.88    791         1,350,000           --
6439541969      423,669.24    766           530,000        530,000
6440645031      485,870.94    796           810,000           --
6441073464      301,733.55    774           405,000           --
6441989990      584,000.00    741           730,000        730,000
6443365439      299,498.54    683           410,000           --
6445505735      909,115.53    679         1,650,000           --
6447408979      401,826.72    722           650,000           --
6448231958      352,759.31    732         1,300,000           --
6449777900      999,180.30    695         1,650,000           --
6449844247      374,677.13    676           900,000           --
6450564239      608,972.11    720           860,000           --
6451993528      648,270.02    614         1,100,000           --
6452422766      364,000.00    749           455,000        455,000
6456445656      739,263.32    664           950,000        930,621
6456670139      442,500.00    760           590,000           --
6458571962      354,716.10    716           845,000           --
6459049323      440,000.00    789           550,000        550,000
6459051493      417,959.00    777           523,000        522,449
6460463844      368,574.53    757           625,000           --
6463225141      344,056.17    773           485,000           --
6463774759      969,164.84    686         1,550,000           --
6463970803      996,276.65    686         1,600,000           --
6464482345      284,729.57    787           425,000           --
6465021316      469,614.74    701           720,000           --
6466164826      443,732.43    735           670,000        670,000
6468363806      649,480.20    711           870,000           --
6469095506      404,265.76    757           750,000           --
6469529652      390,863.18    779           489,000        489,000
6470605400      508,412.89    712           746,000           --
6470710572      404,684.06    719         1,300,000           --
6474297634      366,693.64    748           490,000           --
6474772008      307,441.62    754           385,000           --
6475140403      299,506.75    659           456,000           --
6478561779      332,199.41    783           475,000           --
6478810036      530,000.00    756           880,000           --
6479104835      355,000.00    725           610,000           --
6479439736      746,770.15    707           935,000        935,000
6481372016      571,042.22    746           717,000        715,300
6484229825      502,000.00    751           670,000           --
6485450131      579,512.73    735           775,000        725,000
6485902768      299,494.48    702           550,000           --
6485923525      524,513.74    665           875,000           --
6486778134      319,511.50    732           400,000        400,000
6487325877      339,707.26    793           490,000           --
6487558782      305,521.14    728           408,000           --
6488379899      524,024.90    760           895,000           --
6488609998      374,496.85    712           394,500        394,500
6491739774      650,000.00    723         1,200,000           --
6493430034      327,731.13    678           410,000        410,000
6494742809      335,717.71    766           420,000        420,000
6495104157      609,487.52    737         1,150,000           --
6495636588      374,368.09    758           500,000           --
6497805249      789,201.22    803         1,600,000           --
6498118659      962,500.00    683         1,375,000           --
6498320560      492,127.66    795           755,000           --
6498474474      574,131.67    782           730,000        719,000
6499864350      499,177.91    737         1,600,000           --
6503090703      639,475.39    716           800,000           --
6504106417      483,363.15    696           645,000           --
6504941623      379,343.80    718           475,000        475,000
6507862719      349,410.21    714           500,000           --
6508268726      599,483.41    744           975,000           --
6508594238      650,000.00    666         1,280,000      1,280,000
6509052327      440,000.00    710           550,000           --
6509499536      520,000.00    748           704,700           --
6509737828      431,272.04    666         3,800,000           --
6509807969      380,541.73    709           476,500        476,500
6510709832      456,616.06    780           710,000           --
6512736783      329,032.85    767           415,000        412,760
6513416518      399,050.67    761           700,000        680,000
6514096939      384,351.25    732           555,000           --
6514906574      322,279.24    764           520,000           --
6515514864      324,424.92    698           700,000           --
6515596481      467,130.76    787           585,000        585,000
6517265069      319,724.48    768           450,000           --
6517999899      350,000.00    731           484,000           --
6519325911      288,971.54    789           615,000           --
6519780883      374,617.67    769           405,000        395,000
6520402857      313,457.78    761           520,000           --
6520432805      549,095.69    774         1,000,000           --
6520893964      307,741.23    767           478,000           --
6521437415      323,727.80    733           475,000           --
6521518800      289,762.29    686           460,000           --
6521674892      611,393.14    669           766,000        764,900
6521938263      319,731.15    744           400,000        400,000
6521998754      511,559.17    750           640,000        640,000
6522444360      950,000.00    804         2,350,000           --
6523674338      449,123.02    692           650,000           --
6523987656      345,387.77    726           470,000           --
6524255954      299,415.33    765           660,000           --
6524768683      552,554.17    742           700,000           --
6525369671      455,807.22    725           695,000           --
6527104381      389,358.78    740           825,000           --
6529056753      566,079.57    682           735,000           --
6530196499      399,419.14    665           508,000        500,736
6531194501      601,692.19    730           809,000        803,000
6532209704      287,758.04    732           360,000           --
6532471098      426,743.57    786         1,000,000           --
6532726855      389,646.29    725           488,000        487,860
6532788798      355,050.85    724           450,000           --
6533511850      327,375.92    765           415,000        410,000
6534336356      427,677.40    678           536,000        535,500
6534985707      337,444.26    694           455,000           --
6536717165      404,500.00    727           450,000        450,000
6538609188      479,576.50    633           600,000           --
6539658739      674,460.21    685         1,150,000        975,000
6539953189      424,493.76    711           630,000           --
6541309578      399,309.26    796           955,000           --
6543135377      454,113.28    651           600,000           --
6543897208      384,692.12    680           750,000           --
6545424233      600,000.00    755         1,100,000      1,099,000
6545641133      379,343.80    797           475,000        475,000
6546392918      724,347.09    750         5,000,000           --
6547500980      928,201.22    699         1,650,000           --
6551375873      461,221.49    764           745,000           --
6551581272      612,033.93    600         1,150,000           --
6552411859      329,722.76    736           520,000        515,000
6552771674      426,167.84    774           610,000           --
6553648764      524,100.89    765           800,000           --
6553778215      648,904.71    757         1,200,000           --
6554178688      524,558.93    727           700,000           --
6554526936      352,696.07    765           580,000           --
6555145579      399,663.95    721           505,000           --
6555332805      397,500.00    752           530,000           --
6555635256      998,051.16    744         1,500,000           --
6555716684      504,054.89    739           950,000           --
6556219035      549,537.93    704         2,300,000           --
6557027890      424,247.97    789           850,000           --
6558476070      360,000.00    755           450,000           --
6559349532      918,560.27    706         1,150,000           --
6560089846      415,683.46    684           520,000        520,000
6560178813      318,830.47    722           410,000           --
6563083358      975,317.50    757         2,200,000           --
6563580379      352,000.00    766           440,000        440,000
6565019749      444,635.23    735           565,000           --
6565423107      399,325.97    719           706,000           --
6567547234      467,171.90    767           586,500        586,500
6567667610      429,672.80    688           620,000           --
6568708512      679,339.07    684           850,000           --
6572095229      336,000.00    668           425,000        420,000
6572742960      411,305.75    793           900,000           --
6574955271      322,428.47    722           428,000           --
6576515958      479,586.72    689           600,000           --
6576665241      449,164.20    746           630,000        625,000
6578682525      314,741.79    697           480,000           --
6579453454      599,508.18    769           962,000        950,000
6580156229      413,818.49    701           561,000           --
6582212434      549,526.46    745         1,175,000           --
6582612278      365,119.23    699           700,000           --
6582631633      520,051.85    640           750,000           --
6583021537      399,647.08    656           550,000           --
6583983181      367,650.83    790           745,000           --
6586104702      998,435.08    738         2,900,000           --
6586852094      303,448.87    768           380,000        380,000
6587076347      977,127.87    736         1,480,000      1,480,000
6587380350      395,299.29    737           495,000        495,000
6588336005      304,749.99    663           425,000           --
6588877636      449,602.98    708           600,000           --
6589857215      518,712.36    660           750,000           --
6590332810      304,673.93    718           423,000           --
6590414063      648,763.29    714         1,000,000           --
6591339855      430,408.45    739           479,000        479,000
6593193862      399,292.22    744           950,000           --
6593328799      474,527.13    605           940,000           --
6595082576      319,376.36    755           545,000           --
6596202785      552,963.23    732           865,000           --
6598022983      579,046.37    759         1,200,000           --
6598055736      650,000.00    660           910,000        875,000
6599143853      509,538.95    783           800,000           --
6601805309      506,602.01    757           725,000           --
6603430189      323,740.90    756           465,000           --
6603602969      999,139.01    705         1,590,000           --
6604341278      508,000.00    691           635,000        635,000
6604952280      799,327.89    769         1,150,000      1,150,000
6606638432      749,414.92    708         1,000,000           --
6608766397      362,671.84    759           525,000           --
6609516205      483,184.43    770           605,000        605,000
6610191279      339,412.87    747           720,000           --
6610274463      560,000.00    723           818,000           --
6612924800      303,395.19    685           380,000        379,900
6614481114      403,193.61    770           645,000           --
6614852918      614,428.74    753           769,500        769,500
6615295497      998,273.18    792         6,000,000           --
6616744808      590,424.38    717         1,200,000           --
6618030990      355,000.00    655           550,000           --
6620629813      559,517.85    742           910,000        910,000
6624750151      512,047.18    775         1,950,000           --
6624811359      550,501.88    790         1,750,000           --
6625439853      558,210.54    778           705,000        699,000
6626017880      569,085.65    725         1,000,000        970,000
6626585308      607,463.57    775           950,000           --
6627910901      318,975.13    789           490,000           --
6628677905      981,674.58    768         1,310,000      1,310,000
6631229611      395,545.41    665           726,000        725,878
6631785307      649,426.51    773           950,000        950,000
6633425811      564,513.55    711           940,000           --
6633513996      429,680.87    792           915,000           --
6634628066      563,845.10    765           850,000           --
6635682302      846,838.86    776         1,140,000      1,130,000
6638232048      487,599.99    749           610,000        610,000
6639856068      524,115.34    667           835,000           --
6643074203      703,363.57    702           900,000        880,000
6643355636      448,000.00    758           640,000        640,000
6643681734      424,625.02    737           700,000           --
6643699546      300,740.84    671           430,000           --
6643842476      649,453.92    735           910,000           --
6644031475      350,000.00    771           656,000        652,500
6647237061      558,959.89    704           715,000        700,000
6647766689      361,688.32    774           555,000           --
6647907515      799,344.25    766         1,200,000      1,100,000
6648290887      339,721.30    663           425,000        425,000
6649037881      623,972.38    744           825,000           --
6649333405      396,800.00    723           496,000        496,000
6649419626      343,518.19    760           422,000        382,037
6650747634      899,243.89    716         1,150,000      1,125,000
6652344273      545,552.44    777           683,200        683,200
6654128799      329,736.09    739           375,000        375,000
6655451968      349,683.59    721           540,000           --
6656811558      496,582.46    691           650,000        647,000
6656918262      395,151.05    746           565,000           --
6658798126      650,000.00    733           890,000        890,000
6659530148      572,225.23    768           815,000           --
6659814765      736,395.89    745         1,725,000      1,725,000
6661437142      370,688.31    758           500,000           --
6664576078      502,597.75    743           629,000        628,750
6665380165      315,667.18    742           396,000        395,250
6665570245      519,529.91    766           655,000        650,000
6667899477      302,534.74    722           450,000        379,000
6669962166      424,266.10    687           610,000           --
6671765714      352,205.50    795         1,150,000           --
6671949144      539,546.33    718           915,000           --
6673066590      344,000.00    687           430,000        430,000
6674158933      786,788.09    717         1,125,000      1,125,000
6674160939      455,597.68    736         1,300,000           --
6674408643      347,692.96    796           435,000        435,000
6674570947      432,389.34    792           545,000        541,000
6676611228      698,820.45    753         1,550,000           --
6679052529      598,858.42    778         1,000,000           --
6679635323      749,354.26    751         1,290,000      1,000,000
6680232813      551,536.25    716           725,000        690,000
6681963440      447,000.00    690           560,000           --
6682175424      399,325.97    775           550,000        550,000
6683418716      379,672.82    747           475,000           --
6684783266      359,732.82    698           485,000           --
6687759727      383,752.25    626           481,000        480,500
6691294026      869,232.42    636         1,250,000           --
6691776741      316,411.22    722           435,000           --
6693419860      499,177.91    712           575,000           --
6695110822      526,971.00    735           670,000        660,000
6701175918      430,000.00    717           537,500        537,500
6705892864      649,467.20    754           825,000           --
6707099591      419,638.38    774           630,000           --
6710555456      497,571.23    686         1,500,000           --
6710642239      639,809.45    749         1,200,000           --
6710868909      490,297.78    734           622,000        613,408
6711494226      460,822.16    658           580,000        577,000
6715083165      486,337.93    779           620,000        609,000
6715146582      427,649.17    704           555,000        535,000
6716254609      451,601.21    788           565,000        565,000
6717790510      912,194.48    791         1,305,000           --
6718430835      325,250.99    767           362,500        362,500
6720372215      317,298.65    700           397,000           --
6720595534      431,178.07    668           540,000        540,000
6722223879      308,764.87    714           412,000           --
6722803415      344,688.11    719           495,000        495,000
6723802929      329,722.76    684           790,000           --
6724154783      444,231.56    734           565,000           --
6725261207      613,764.99    745           925,000        770,000
6725326794      419,256.83    712           603,000           --
6725485459      411,412.49    782           550,000        549,000
6727739085      399,655.60    793           670,000           --
6728562098      462,829.58    753           579,000           --
6730732119      442,500.00    682           590,000           --
6730812853      649,412.38    776           840,000        840,000
6733645458      335,717.71    625           445,000        430,000
6735167469      588,454.46    727           745,000        745,000
6735574177      503,521.78    777           630,000        630,000
6737553823      324,452.36    790           720,000           --
6739473152      399,663.95    689           580,000           --
6740408981      397,988.60    721           510,000           --
6741169699      367,675.32    773           535,000           --
6741933540      385,899.11    779           580,000           --
6742888354      345,000.00    791           495,000        495,000
6743370899      774,282.19    719         1,675,000      1,675,000
6743528538      419,680.41    745           525,000        525,000
6745921079      342,299.18    739           430,000        428,225
6748399125      307,741.23    777           388,000        385,000
6749455314      650,000.00    786         1,750,000      1,700,000
6751610079      498,940.87    728           927,000           --
6753469813      481,553.57    680           620,000           --
6754252937      600,000.00    786           750,000        750,000
6755244982      399,680.12    790           525,000        525,000
6755674899      449,241.73    751           710,000        697,000
6756111131      423,974.32    678           610,000           --
6759936583      591,526.58    715           750,000           --
6760700911      398,935.39    806           672,000        671,500
6761469342      321,708.91    755           640,000           --
6762158993      577,514.41    733         1,250,000           --
6762867221      351,704.28    798           520,000           --
6765469470      428,000.00    725           570,000        535,000
6766421488      475,619.34    691           595,000        595,000
6766826199      999,159.88    659         1,400,000      1,400,000
6766838723      355,289.43    751           445,000        445,000
6767168724      344,973.45    737           432,000        432,000
6768449651      749,369.91    655         1,270,000           --
6770320338    1,000,000.00    777         4,900,000           --
6770554183      524,580.16    782           700,000        700,000
6770827001      428,621.50    701         1,050,000           --
6771081079      511,000.00    761           665,000           --
6771249502      338,400.00    761           432,000        428,000
6771384010      349,176.23    800           700,000        700,000
6772737463      963,312.93    770         1,400,000           --
6773071847      439,221.45    733           550,000        550,000
6773318479      426,000.00    735           532,500        532,500
6773347817      478,626.52    773           675,000        660,000
6773849432      482,573.85    750           905,000           --
6774169095      399,663.95    786           900,000           --
6774838707      449,602.98    705         1,050,000           --
6774880261      399,182.35    699           500,000           --
6777002798      414,642.69    670           527,000           --
6777600716      535,028.26    718           670,000        670,000
6777829539      300,200.00    694           316,000           --
6779785267      608,475.66    689         1,000,000           --
6780128234      926,240.14    729         2,088,000           --
6781110686      339,353.10    756           490,000           --
6783090985      417,200.00    745           521,500        521,500
6785568376      590,265.91    762           844,000           --
6788133749      342,925.54    666           445,000        429,000
6788584123      419,274.73    665           525,000        525,000
6790423518      325,732.78    803           435,000        435,000
6790508482      332,220.66    759           355,000        350,000
6791355867      341,362.83    764           555,000           --
6792586031      389,672.35    761         1,100,000           --
6793164176      487,500.00    754           625,000        625,000
6794665833      549,549.16    743           900,000           --
6794769106      999,139.01    749         2,700,000           --
6795286761      556,484.10    730           915,000           --
6798992704      391,694.19    762           490,000        490,000
6799205676      339,337.39    776           460,000        425,000
6800267434      558,771.29    784           800,000           --
6802924024      334,119.06    754           418,000        418,000
6803198818      752,685.33    669         1,005,000      1,004,467
6803544417      998,435.08    769         2,000,000      2,000,000
6803611901      899,262.27    734         1,360,000      1,350,000
6806939325      455,616.90    765           570,000        570,000
6807450728      504,627.09    765           674,000           --
6807601536      771,632.22    806         1,600,000           --
6807916355      299,530.53    664           740,000           --
6808455346      330,000.00    782           820,000        796,000
6808565797      575,440.16    754           735,000        720,000
6808980491      527,577.76    683           660,000           --
6809230961      503,576.57    748           635,000        630,000
6810418308      383,251.64    770           675,000           --
6812155692      449,621.95    762         1,600,000           --
6812178751      473,611.46    713           600,000           --
6816935305      307,500.00    682           410,000           --
6817094136      948,399.19    732         1,900,000           --
6818985332      400,000.00    743           500,000        500,000
6820700422      354,694.35    771           735,000           --
6822145535      463,610.18    634           585,000           --
6822298870      453,999.09    792           930,000           --
6822800691      849,250.06    787         1,850,000      1,880,000
6823312894      499,136.58    768         1,525,000           --
6823818296      478,000.00    676           765,000           --
6823864696      349,395.60    739           650,000        650,000
6825472993      399,309.26    712           590,000           --
6825741009      623,254.13    789         1,450,000           --
6828527165      739,518.27    767           926,000        926,000
6830611239      694,518.82    765         1,800,000           --
6830649635      689,830.83    743           905,000           --
6833561035      389,239.15    623           500,000        487,000
6833733253      612,600.00    757           865,000           --
6833818435      556,000.00    697           695,000           --
6835486744      295,732.40    770           370,000           --
6838722574      443,608.26    753           555,000        555,000
6841510859      999,139.01    755         2,350,000           --
6842060169      299,239.54    694           400,000           --
6843877272      500,091.71    721           745,000           --
6844455755      299,341.76    722           450,000        375,000
6844536596      353,210.23    737           505,000           --
6844649886      351,689.43    801           450,000        440,000
6844675477      599,508.18    751           760,000        760,000
6844876372      435,727.63    666           485,000        485,000
6845976221      512,000.00    723           641,000        640,950
6847330187      939,284.73    694         1,175,000      1,175,000
6847364194      750,000.00    723         1,050,000      1,025,000
6848621071      998,314.94    756         1,850,000           --
6848723950      314,572.21    804           394,000        393,564
6849011132      417,582.00    744           560,000        529,000
6851375698      684,380.75    695         1,095,000           --
6853180906      318,119.07    788           408,000        398,000
6853852009      399,257.07    776           570,000        534,900
6856108060      347,721.70    740           435,000           --
6856445702      404,468.18    672           508,000        506,000
6858728311      367,919.95    658           590,000           --
6859358282      396,305.46    699           526,000           --
6859423813      380,158.32    748           476,000        476,000
6863945454      878,365.55    739         1,425,000           --
6864337511      750,000.00    726         1,080,000           --
6865117607      400,000.00    777           550,000           --
6865679697      380,000.00    741           480,000        475,000
6866235457      339,707.26    741           425,000        425,000
6866431874      308,800.00    697           386,000        386,000
6867011345      405,992.21    801           890,000           --
6867230309      432,636.22    781           770,000           --
6868604031      649,412.38    780         1,450,000           --
6870530646      314,428.92    695           425,000        425,000
6870580799      394,651.50    642           545,000           --
6871634082      646,442.95    778         2,100,000           --
6872768897      749,400.24    678         2,800,000           --
6873087479      398,672.94    770           538,000        515,000
6873338195      698,791.23    772         1,250,000           --
6873527243      461,767.74    730           735,000           --
6873925157      537,024.64    782         1,500,000           --
6874614578      450,221.21    631           890,000           --
6874796904      459,205.65    754           578,000        575,000
6875201318      614,444.03    765           981,000        981,000
6875354893      455,212.57    704           700,000           --
6876037596      606,975.48    660         1,307,000           --
6876260321      992,965.09    746         2,517,000           --
6878800405      384,668.52    819           590,000           --
6879393921      367,719.98    636           460,000        460,000
6881827247      392,000.00    737           519,000        490,000
6882339515      558,541.78    629           860,000           --
6882793752      590,515.56    710           780,000           --
6882872465      723,000.00    689           934,000        904,495
6883173723      317,863.46    733           398,000           --
6883492354      449,241.73    721           605,000           --
6883543362      494,584.14    704           705,000           --
6885278587      311,825.76    757           958,000           --
6890995381      507,573.22    781           635,000        635,000
6891300581      374,519.79    752           469,000        469,000
6893215951      328,116.16    657           366,000        365,500
6894403978      509,516.09    747           765,000           --
6895768510      368,393.30    736           425,000        410,000
6896799068      349,705.95    699           449,000        449,000
6897854573      465,175.45    749           700,000           --
6898062275      858,586.01    692         1,700,000           --
6898173247      499,579.93    692         2,050,000      2,050,000
6899784117      509,119.31    787           800,000           --
6900361012      583,555.62    685           730,000           --
6900448827      679,400.05    761           865,000        850,000
6901606670      649,426.51    743         1,150,000      1,150,000
6902406369      368,000.00    782           460,000        460,000
6902813119      376,000.00    755           470,000        470,000
6903154208      359,347.90    786           455,000           --
6903772173      399,257.07    750           975,000           --
6903881941      903,240.53    646         1,300,000           --
6904187496      470,000.00    758         1,000,000           --
6904393086      416,610.46    791           525,000           --
6907840604      519,120.19    683           650,000           --
6908549790      380,357.99    766           685,000           --
6909525955      559,552.17    650           715,000           --
6909689108      589,539.73    732         1,100,000           --
6910667796      749,400.24    746           959,000        959,000
6915188699      571,553.78    750           715,000        715,000
6916139634      383,677.39    673           660,000           --
6916141556      299,494.48    764           800,000        800,000
6916798843      341,379.97    729           427,500        427,500
6916965152      563,665.90    697           990,000           --
6918390458      519,541.21    772           650,000        650,000
6918569978      395,642.01    744           655,000           --
6919549615      432,681.00    751           619,000           --
6921280829      359,697.55    777           975,000           --
6921925076      355,385.26    709           445,000        445,000
6922182420      364,384.94    779           485,000           --
6922441578      294,000.00    644           500,000           --
6922454498      636,451.56    799           925,000        910,000
6924327437      499,590.15    725           625,000        625,000
6925848431      333,850.18    681           480,000           --
6927913761      347,200.00    759           434,000           --
6928088191      487,110.15    671           650,000           --
6929777446      698,849.08    772         1,400,000           --
6932485664      359,712.11    766           450,000        450,000
6933446806      399,638.39    780           630,000           --
6934128528      399,663.95    810         1,700,000           --
6934513133      574,492.69    641           780,000           --
6934529428      748,736.21    708         1,100,000           --
6935734308      322,420.95    698           340,000        340,000
6936081477      348,000.00    703           435,000        435,000
6936914248      529,062.20    775           765,000           --
6937372024      359,363.01    758           450,000           --
6941247816      310,320.00    680           389,000        387,900
6941613082      331,842.36    779           455,000        455,000
6941946250      593,675.75    793           865,000           --
6943390903      522,580.00    766           655,000        653,226
6944099537      648,763.29    689           850,000           --
6944299145      364,708.11    680           487,500           --
6944798286      419,629.44    713           530,000        525,000
6945747514      699,335.80    661           885,000        875,000
6945802152      357,706.54    776           520,000        485,000
6946053243      393,750.00    717           525,000           --
6946967756      424,229.50    727           640,000        615,000
6947141336      412,852.91    686           545,000           --
6947509763      333,290.84    749           480,000           --
6949288002      358,321.02    777           559,000        559,000
6950692324      599,483.41    768         1,100,000           --
6950790854      330,500.00    752           413,175        413,175
6951033221      566,474.84    703         1,350,000           --
6952438411      351,406.86    692           440,000        440,000
6953916233      527,643.30    738           813,000      1,100,000
6955525370      385,000.00    707           580,000           --
6955601031      318,238.69    743           425,000           --
6955815789      307,734.81    714           386,000        385,000
6955954794      648,311.62    768         1,500,000           --
6957908012      357,699.23    620           450,000        447,500
6958307966      365,320.21    738           530,000           --
6958345701      999,117.72    711         3,045,000      3,045,000
6958556216      332,691.57    663           370,000        370,000
6958984640      537,513.64    784         1,045,000           --
6959219541      407,657.23    767           510,000        510,000
6959834273      313,143.78    716           455,000           --
6960173448      443,626.98    760           705,000           --
6960387154      339,714.36    798           695,000           --
6960514849      611,510.59    785           766,000        765,222
6962289069      648,877.57    756           885,000        875,000
6962682263      784,218.52    773         2,500,000           --
6963148371      570,911.69    727           715,000        715,000
6963431975      498,882.14    738           710,000           --
6966676154      373,868.94    658           535,000           --
6968634177      419,655.72    726           525,000        525,000
6968734241      997,092.62    678         2,400,000           --
6970166804      329,401.72    701           565,000           --
6971282600      462,380.38    715           579,000        579,000
6971340317      382,885.89    755           585,000           --
6972327446      514,088.73    724         1,000,000           --
6976908423      399,687.96    762         1,030,000           --
6980529223      335,675.76    740           450,000           --
6981190876      573,000.00    699           780,000        780,000
6982176627      559,009.11    781         1,000,000           --
6982464262      793,864.60    747         1,255,000           --
6983017622      292,182.99    685           325,000        377,900
6983811644      308,648.48    690           400,000        386,136
6984052420      359,712.11    757           450,000        450,000
6984260510      367,355.00    713           575,000        459,950
6986441720      399,274.82    710           597,000        590,000
6989038499      628,447.57    727         1,050,000           --
6989166779      329,708.85    783           649,000        649,000
6989916553      339,645.02    682           425,000        425,000
6990841428      608,497.88    749           771,500           --
6991665636      431,618.85    793           552,000        540,000
6991920015      399,620.46    674           612,000           --
6992639457      399,325.97    798           627,000           --
6995646194      393,750.00    755           525,000           --
6997051567      359,131.19    766           480,000           --
6997348583      324,691.62    781           637,000           --
6997535528      999,159.88    778        10,000,000           --
6997881351      583,544.42    751           730,000           --
6999341222      355,869.20    773           510,000           --
6348973840      345,000.00    755           956,000           --
6113606534      462,571.17    754           590,000           --
6053607419      439,582.51    706           664,300           --

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]


To:   The Bank of New York
      101 Barclay Street - 12 East
      New York, New York 10286
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated August 28, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one)
-------------------------------

____  1.   Mortgage Paid in Full

____  2.   Foreclosure

____  3.   Substitution

____  4.   Other Liquidation

____  5.   Nonliquidation                      Reason: ___________________

                                    By:
                                        --------------------------------------
                                          (authorized signer of Bank of
                                          America Mortgage Securities, Inc.)


                                    Issuer:
                                           -----------------------------------
                                    Address:
                                            ----------------------------------


                                    Date:
                                         -------------------------------------

Custodian
---------

The Bank of New York

Please acknowledge the execution of the above request by your signature and date below:


----------------------------------  ---------------
Signature                           Date

Documents returned to Custodian:


----------------------------------- ----------------
Custodian                           Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                     [Date]


      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated August 28, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.


                              [_______________],


                              By:_______________________________________
                              Name:_____________________________________
                              Title:____________________________________

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 East
New York, New York 10286

      Re:   Bank of America Mortgage Securities, Inc., Mortgage
            Pass-Through Certificates, Series 2001-E, Class ___, having an initial aggregate Certificate Balance as of August 28, 2001 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated August 28, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                    Very truly yours,

                                    ------------------------------------------
                                    (Transferor)


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 East
New York, New York 10286

      Re:   Bank of America Mortgage Securities, Inc., Mortgage
            Pass-Through Certificates, Series 2001-E, Class ___, having an initial aggregate Certificate Balance as of August 28, 2001 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated August 28, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    ------------------------------------------
                                    (Transferor)


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                             Nominee Acknowledgment
                             ----------------------

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    ------------------------------------------
                                    (Nominee)


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                                         ANNEX 1 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer.  The Transferee is a dealer registered  pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

--------

(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____    ____         Will the Transferee be purchasing the
            Yes     No           Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                                    ------------------------------------------
                                    Print Name of Transferee


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Date:_____________________________________

                                                         ANNEX 2 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____    ____         Will the Transferee be purchasing the
            Yes     No           Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                    ------------------------------------------
                                    Print Name of Transferee or Adviser


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    IF AN ADVISER:

                                    ------------------------------------------
                                    Print Name of Transferee


                                    By:_______________________________________
                                    Date:_____________________________________

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]


The Bank of New York
101 Barclay Street-12 East
New York, New York 10286

      Re:   Bank of America Mortgage Securities, Inc., Mortgage
            Pass-Through Certificates, Series 2001-E, Class ___, having an initial aggregate Certificate Principal
            Balance as of August 28, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated August 28, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    ------------------------------------------
                                    (Transferee)


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Date:_____________________________________

                             Nominee Acknowledgment
                             ----------------------

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                    ------------------------------------------
                                    (Nominee)


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES


The Bank of New York
101 Barclay Street - 12 East
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-E, Class ___, having an initial aggregate Certificate Principal Balance as of August 28, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated August 28, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    ------------------------------------------
                                    (Transferee)


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Date:_____________________________________

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                  Series 2001-E


STATE OF               )
                       )  ss:
COUNTY OF              )


      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class [A-R] [A-LR] Certificate (the "Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated August 28, 2001, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual Certificate.

      9.    The    Transferee's    taxpayer     identification    number    is
________________________.

      10.   The  Transferee  is a U.S.  Person  as  defined  in  Code  Section
7701(a)(30).

      11. The Transferee is aware that the Residual Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Residual Certificate as such taxes become due.

      12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                      * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.


                                    ------------------------------------------
                                    Print Name of Transferee


                                    By:_______________________________________
                                       Name:
                                       Title:




      Personally appeared before me the above-named ___________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of _______________________,
____




                                    --------------------------------------------
                                                  NOTARY PUBLIC

                                    My Commission expires the ____ day of
                                    ______________, ____

                                    EXHIBIT J

                     CONTENTS OF THE SERVICER MORTGAGE FILE


1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6.    Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K

                       FORM OF SPECIAL SERVICING AGREEMENT


            This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor ").


                              PRELIMINARY STATEMENT


            _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

            The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01. Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

            Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

            Loss Mitigation Advisor: ______________.

            Purchaser: _______________________, or the holder of record of the Class B Certificates.

            Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

            Section 1.02. Definitions Incorporated by Reference.

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.


                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01. Reports and Notices.

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
      (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

            (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii),
(a)(iii) or (a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

            (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

            (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

            Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

            (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

            (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

            (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

            (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

            Section 2.03. Termination.

            (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

            (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

            (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.


                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

            Section 3.01. Amendment.

            This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

            Section 3.02. Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 3.03. Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 3.04. Notices.

            All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

            (a)  in the case of the Servicer,

                  Bank of America, N.A.
                  201 North Tryon Street
                  Charlotte, North Carolina  28255
                  Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

            (b)  in the case of the Loss Mitigation Advisor,

                 ________________________

            (c)  in the case of the Purchaser:

                 ________________________

            Section 3.05. Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 3.06. Successors and Assigns.

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

            (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

            Section 3.07. Article and Section Headings.

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 3.08. Confidentiality.

            The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

            The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

            Section 3.09.  Independent Contractor.

            In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

            IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                          Bank of America, N.A.


                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                          Loss Mitigation Advisor
                                          _______________________


                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________




                    PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.


                                       Purchaser

                                       By:______________________________________

                                       Name:____________________________________

                                       Title:___________________________________

                                    EXHIBIT L

                           LIST OF RECORDATION STATES


                                     Florida

                                    Maryland

                                   Mississippi

                                 South Carolina

                                    Tennessee